UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Series Trust XIV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30, 2019


Date of reporting period:  October 1, 2018 through September 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Strategic
                               Income Fund

--------------------------------------------------------------------------------
                               Annual Report | September 30, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A   PSRAX
                               Class C   PSRCX
                               Class K   STRKX
                               Class R   STIRX
                               Class Y   STRYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                       [LOGO]   Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          83

Notes to Financial Statements                                                 92

Report of Independent Registered Public Accounting Firm                      112

Additional Information                                                       114

Approval of Investment Management Agreement                                  115

Trustees, Officers and Service Providers                                     120

                       Pioneer Strategic Income Fund | Annual Report | 9/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/19 3

Portfolio Management Discussion | 9/30/19

In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period ended September 30, 2019. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Scott, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended September 30, 2019?

A Pioneer Strategic Income Fund's Class A shares returned 7.64% at net asset value during the 12-month period ended September 30, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 10.07%. During the same period, the average return of the 326 mutual funds in Morningstar's Multisector Bond Funds category was 6.56%.

Q How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2019?

A Entering the period in October 2018, against a strong fundamental backdrop, the focus of the fixed-income markets remained largely on the pace of efforts by the U.S. Federal Reserve (the Fed) to return interest rates to more historically "normal" levels. At its late-September 2018 meeting, the Fed had raised the federal funds rate to 2.25%, while signaling the likelihood of another hike in December. As the yield curve flattened, stress began to rise in the credit markets and high-yield spreads started to widen. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      In mid-December, the Fed met expectations and raised short-term rates by another quarter-point, to the 2.25% to 2.50% range, while foreshadowing two additional rate hikes in 2019. Volatility in the market for so-called risky assets spiked as market participants began to fear that policymakers would "overshoot" and raise interest rates by too much, despite an increasingly uncertain outlook on global economic growth.

      The 10-year Treasury yield declined from 3.05% to 2.69% over the last three months of 2018 on a global "flight-to-safety" trade. (Bond yields typically move in the opposite direction of bond prices.) Within high-yield

4 Pioneer Strategic Income Fund | Annual Report | 9/30/19 corporates, energy issues were especially hard hit as the price of crude oil plummeted on high supply levels, driven in part by an unexpected loosening of U.S. sanctions on Iran as well as concerns that slower global economic growth rates would affect demand.

      Risk-oriented assets quickly rebounded in January of 2019, however, as the Fed took on a less-aggressive tone with regard to monetary policy and essentially signaled a pause on future rate increases. The Fed also announced an early end to its balance-sheet reduction program that had begun in 2017, thus assuring that reserves would remain large. Signs of progress on trade matters between the U.S. and some of its key trading partners, a recovery in oil prices, and solid corporate earnings results also helped boost investor sentiment early in the new calendar year. The upward trend continued into February, although the pace of gains moderated. In March, economic data was softer and so the markets became more volatile, but the upward trend as well as spread tightening continued across the risk-asset spectrum as Treasury yields moved lower.

      Over the second half of the period (April through September), the Treasury yield curve continued to move lower on more accommodative Fed policy and a flight to safety by investors spurred primarily by geopolitical headlines, including those pertaining to the U.S.-China trade dispute, the ongoing Brexit negotiations in the United Kingdom, and a September attack on Saudi Arabian oil facilities. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)

      Against a backdrop of slowing economic growth and low inflation, the Fed cut short-term interest rates by a quarter point on both July 31 and September 19, 2019. The September cut brought the Fed's benchmark target rate down to a range of 1.75% to 2.00%, and market expectations were that the Fed would enact two or three more interest-rate cuts by the middle of 2020.

      For the full 12-month period ended September 30, 2019, the yield on the benchmark 10-year Treasury note declined from 3.05% to 1.68%, touching a low of 1.47% in late August and early September, while the two-year Treasury yield declined from 2.81% to 1.63%. August and September of 2019 saw periods when the yield curve inverted, meaning that along some portion of the curve, yields for securities with longer maturities were lower than yields on securities with shorter maturities. The historical perception of an inverted yield curve is that it foreshadows a recession, and so that occurrence only served to increase uncertainty in the credit markets.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/19 5

      Fixed-income returns in general were broadly positive over the full 12 months, buoyed by the notable decline in Treasury yields and the rebound in credit-market sentiment over the first quarter of 2019. Within corporate bonds, investment-grade issues notably outperformed the less interest-rate-sensitive high-yield market, while the performance of securitized assets such as residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities
      (ABS) finished the period well into positive territory, but still trailed the returns of Treasuries and corporates. In the emerging markets, the outlook for lower U.S. interest rates supported positive fixed-income performance.

Q What factors affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the 12-month period ended September 30, 2019?

A The Fund's below-benchmark stance with respect to overall portfolio duration and corresponding interest-rate sensitivity was a notable detractor from benchmark-relative performance as Treasury yields declined over the 12-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund's positioning along the yield curve partially offset the performance drag caused by duration positioning, as benchmark-relative returns benefited when the curve flattened between the 5-year and 10-year portions.

      An underweight duration portfolio stance in Europe also detracted from the Fund's benchmark-relative returns over the 12-month period, as yields moved even lower there than in the U.S. The Fund's currency exposures generally detracted from benchmark-relative returns as well, particularly long exposure to the euro, as European economic growth rates faltered. Other detractors from benchmark-relative performance within currencies were the Fund's positions in the Swedish krona and Norwegian krone, which we added to the portfolio as the Fed began pivoting to an easing stance on monetary policy.

      Another detractor from the Fund's benchmark-relative performance over the 12-month period was a modest position in Treasury inflation-protected securities (TIPS), which underperformed as the market's inflation expectations declined in the fourth quarter of 2018. We have maintained exposure to TIPS in the portfolio both for the incremental income potential they offer relative to nominal Treasuries and as a possible buffer to the Fund's returns should signs of an acceleration in inflation emerge and the Fed shifts back into a rate-hiking trajectory. We maintained a substantial underweight to nominal Treasuries versus the

6 Pioneer Strategic Income Fund | Annual Report | 9/30/19

      Bloomberg Barclays Index during the 12-month period, which was yet another detractor from benchmark-relative returns as Treasury yields declined and Treasury prices rose.

      On the positive side, we entered the 12-month period having gradually lowered the Fund's risk profile due to valuation concerns as credit spreads narrowed. Those efforts helped to mitigate the negative effects of the aforementioned rout in the credit markets during the fourth quarter of 2018. As the Fed shifted to a more relaxed tone on monetary policy at the end of 2018/beginning of 2019, we added some risk back into the portfolio, principally in the form of increased exposure to high-yield corporates. Meanwhile, even though the Fund was underweight versus the Bloomberg Barclays Index to strong-performing investment-grade corporates, security selection within the category aided benchmark-relative returns, as the riskier portfolio holdings within investment grade generated good results. In high yield, holdings of banking names in the convertible-contingent space contributed positively to the Fund's relative returns. The so-called "CoCo" bonds generally carry ratings in the upper range of the high-yield universe and convert to equity if a bank issuer's capital ratio falls below a predetermined level.

Q Did the Fund have any investments in derivative securities during the 12-month period ended September 30, 2019?

A Yes, the Fund did have investments in three types of derivatives: Treasury futures, credit-default swaps, and forward foreign currency exchange contracts ("currency forwards"). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a negative impact on the Fund's results. We used the investments in credit-default swaps to manage the Fund's exposure to credit-sensitive sectors; the swaps resulted in a positive contribution to relative returns. The Fund's exposure to currency forwards was a technique used to manage the risks in the portfolio's non-U.S. dollar currencies; the tactic had a positive impact on benchmark-relative results.

Q Did the Fund's distributions (or yield) to shareholders change during the 12-month period ended September 30, 2019?

A The Fund's distributions* declined slightly over the 12-month period as Treasury yields decreased and spreads narrowed in the credit-oriented areas of the market.

*     Distributions are not guaranteed.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/19 7

Q     What is your investment outlook?

A For the moment, the risks to economic growth from an uncontrolled trade war seem to have receded. Our base scenario is for slow, but steady growth over the next several quarters. Observers who anticipate a near-term recession frequently note that expansions do not last forever. From our perspective, however, we are less concerned with the age of the expansion than with the potential spreading of global manufacturing weakness into the broader U.S. economy. The length of an economic expansion is unpredictable, and many analysts have for years claimed that we are "in the 9th inning" of the current expansion.

      On balance, we are most positive on securitized assets, where valuations are more reasonable and a healthy consumer continues to support fundamentals. More broadly, unlike the corporate sector, the quality of securitized assets is not vulnerable to a cyclical increase in the use of leverage. In particular, we view RMBS favorably, due to a number of factors. Housing remains in historically short supply, which is helping to drive up valuations for underlying MBS collateral. In addition, unemployment is low and consumer balance sheets are sound in aggregate.

      In corporate credit, the accommodative direction of global central banks has lent support to the asset class, and so we are comfortable with trimming the Fund's exposure gradually. We have become more cautious on investment-grade corporate bonds outside of the banking sector, as valuations have risen in the wake of the rally seen in the first quarter of 2019. In addition, as the use of leverage to finance share buybacks and mergers and acquisitions has increased, there is now greater risk of companies in the BBB-quality range having their debt downgraded to high-yield status.

      With regard to high yield, based on historical averages, valuations are relatively tight. While we do not view current high-yield valuations as extreme given our expectations for a continued low default rate and a strong technical backdrop, we do have a somewhat cautious stance on adding credit risk to the portfolio. We believe it is most likely that the coupon component of returns, as opposed to further spread tightening, will drive high-yield performance in the near term. In addition, under conditions of tight spreads, investors' jitters over any signs of recession, and elevated geopolitical uncertainty, we expect to see continued performance dispersion among individual issuers in the high-yield asset class. As a result, we view security selection within high yield as having heightened importance.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/19

      As always, we will utilize intensive research when picking the Fund's investments, with a focus on the fundamentals and risk/reward profile of each individual security.

Please refer to the Schedule of Investments on pages 20-82 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Insurance-linked securities may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/19 9

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Portfolio Summary | 9/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           29.0%
Collateralized Mortgage Obligations                                       28.1%
U.S. Government and Agency Obligations                                    16.9%
Asset Backed Securities                                                   11.6%
Insurance-Linked Securities                                                4.2%
Foreign Government Bonds                                                   3.9%
Senior Secured Floating Rate Loan Interests                                3.7%
Convertible Preferred Stock                                                1.0%
Convertible Corporate Bonds                                                0.5%
Municipal Bonds                                                            0.4%
Temporary Cash Investment                                                  0.4%
Supranational Bond                                                         0.2%
 Preferred Stock                                                           0.1%
Common Stocks                                                              0.0%+
Rights/Warrants                                                            0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+
Over The Counter (OTC) Currency Put Options Purchased                      0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                           1.39%
--------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                          1.14
--------------------------------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                           1.08
--------------------------------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                           1.03
--------------------------------------------------------------------------------------------------------
 5. Wells Fargo & Co., 7.5%                                                                        0.98
--------------------------------------------------------------------------------------------------------
 6. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                         0.59
--------------------------------------------------------------------------------------------------------
 7. Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                          0.53
--------------------------------------------------------------------------------------------------------
 8. Mexican Bonos, 8.0%, 12/7/23                                                                   0.52
--------------------------------------------------------------------------------------------------------
 9. Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)                  0.51
--------------------------------------------------------------------------------------------------------
10. AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)                            0.50
--------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 11

Prices and Distributions | 9/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                   9/30/19                        9/30/18
--------------------------------------------------------------------------------
        A                       $10.89                         $10.42
--------------------------------------------------------------------------------
        C                       $10.66                         $10.20
--------------------------------------------------------------------------------
        K                       $10.92                         $10.44
--------------------------------------------------------------------------------
        R                       $11.08                         $10.59
--------------------------------------------------------------------------------
        Y                       $10.90                         $10.42
--------------------------------------------------------------------------------

Distributions per Share: 10/1/18-9/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment     Short-Term       Long-Term       Tax Return
       Class        Income         Capital Gains    Capital Gains    of Capital
--------------------------------------------------------------------------------
        A          $0.2686             $ --             $ --         $0.0428
--------------------------------------------------------------------------------
        C          $0.1964             $ --             $ --         $0.0428
--------------------------------------------------------------------------------
        K          $0.3138             $ --             $ --         $0.0428
--------------------------------------------------------------------------------
        R          $0.2400             $ --             $ --         $0.0428
--------------------------------------------------------------------------------
        Y          $0.3020             $ --             $ --         $0.0428
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Performance Update | 9/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2019)
---------------------------------------------------
                                         Bloomberg
                    Net      Public      Barclays
                    Asset    Offering    U.S.
                    Value    Price       Universal
Period              (NAV)    (POP)       Index
---------------------------------------------------
10 years            5.16%    4.67%        4.14%
5 years             3.37     2.42         3.62
1 year              7.64     2.80        10.07
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.03%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/09                  $ 9,550               $10,000
9/10                  $10,819               $10,892
9/11                  $11,036               $11,411
9/12                  $12,326               $12,147
9/13                  $12,559               $12,026
9/14                  $13,381               $12,554
9/15                  $13,220               $12,847
9/16                  $14,212               $13,632
9/17                  $14,767               $13,764
9/18                  $14,668               $13,626
9/19                  $15,789               $14,998

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 13

Performance Update | 9/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of September 30, 2019)
---------------------------------------------------
                                         Bloomberg
                                         Barclays
                                         U.S.
                    If       If          Universal
Period              Held     Redeemed    Index
---------------------------------------------------
10 years            4.45%    4.45%        4.14%
5 years             2.68     2.68         3.62
1 year              6.86     6.86        10.07
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.69%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/09                  $10,000               $10,000
9/10                  $11,259               $10,892
9/11                  $11,408               $11,411
9/12                  $12,660               $12,147
9/13                  $12,801               $12,026
9/14                  $13,538               $12,554
9/15                  $13,281               $12,847
9/16                  $14,195               $13,632
9/17                  $14,653               $13,764
9/18                  $14,462               $13,626
9/19                  $15,455               $14,998

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Performance Update | 9/30/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of September 30, 2019)
---------------------------------------------------
                                         Bloomberg
                              Net        Barclays
                              Asset      U.S.
                              Value      Universal
Period                        (NAV)      Index
---------------------------------------------------
10 years                      5.47%       4.14%
5 years                       3.83        3.62
1 year                        8.09       10.07
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
0.62%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/09                  $5,000,000            $5,000,000
9/10                  $5,664,559            $5,445,756
9/11                  $5,778,055            $5,705,723
9/12                  $6,453,653            $6,073,522
9/13                  $6,605,708            $6,012,946
9/14                  $7,059,294            $6,277,130
9/15                  $7,010,795            $6,423,661
9/16                  $7,568,768            $6,816,190
9/17                  $7,898,553            $6,881,826
9/18                  $7,879,994            $6,812,820
9/19                  $8,517,579            $7,498,844

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 15

Performance Update | 9/30/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of September 30, 2019)
---------------------------------------------------
                                         Bloomberg
                            Net          Barclays
                            Asset        U.S.
                            Value        Universal
Period                      (NAV)        Index
---------------------------------------------------
10 years                    4.82%         4.14%
5 years                     3.05          3.62
1 year                      7.43         10.07
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.34%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/09                  $10,000               $10,000
9/10                  $11,307               $10,892
9/11                  $11,492               $11,411
9/12                  $12,796               $12,147
9/13                  $12,998               $12,026
9/14                  $13,783               $12,554
9/15                  $13,572               $12,847
9/16                  $14,545               $13,632
9/17                  $15,065               $13,764
9/18                  $14,911               $13,626
9/19                  $16,019               $14,998

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Performance Update | 9/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal
Index.

Average Annual Total Returns
(As of September 30, 2019)
---------------------------------------------------
                                         Bloomberg
                            Net          Barclays
                            Asset        U.S.
                            Value        Universal
Period                      (NAV)        Index
---------------------------------------------------
10 years                    5.49%         4.14%
5 years                     3.71          3.62
1 year                      7.99         10.07
---------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
0.72%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Strategic     Bloomberg Barclays
                      Income Fund           U.S. Universal Index
9/09                  $5,000,000            $5,000,000
9/10                  $5,687,647            $5,445,756
9/11                  $5,821,728            $5,705,723
9/12                  $6,523,400            $6,073,522
9/13                  $6,660,437            $6,012,946
9/14                  $7,111,953            $6,277,130
9/15                  $7,054,468            $6,423,661
9/16                  $7,607,644            $6,816,190
9/17                  $7,929,292            $6,881,826
9/18                  $7,902,475            $6,812,820
9/19                  $8,533,578            $7,498,844

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2019 through September 30, 2019.

-------------------------------------------------------------------------------------------------
Share Class                        A             C             K             R             Y
-------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 4/1/19
-------------------------------------------------------------------------------------------------
Ending Account                 $1,045.25     $1,041.62     $1,047.49     $1,044.12     $1,047.02
Value (after expenses)
on 9/30/19
-------------------------------------------------------------------------------------------------
Expenses Paid                      $5.64         $8.91         $3.23         $7.12         $3.75
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.74%, 0.63%, 1.39%, and 0.73% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2019 through September 30, 2019.

-------------------------------------------------------------------------------------------------
Share Class                        A             C             K             R             Y
-------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 4/1/19
-------------------------------------------------------------------------------------------------
Ending Account                 $1,019.55     $1,016.34     $1,021.91     $1,018.10     $1,021.41
Value (after expenses)
on 9/30/19
-------------------------------------------------------------------------------------------------
Expenses Paid                      $5.57         $8.80         $3.19         $7.03         $3.70
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.74%, 0.63%, 1.39%, and 0.73% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 19

Schedule of Investments | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                  Value
----------------------------------------------------------------------------------------------------------------------
                                    UNAFFILIATED ISSUERS -- 98.8%
                                    COMMON STOCKS -- 0.0%+ of Net Assets
                                    Household Durables -- 0.0%+
          1,018,282(a)              Desarrolladora Homex SAB de CV                                      $        4,076
                                                                                                        --------------
                                    Total Household Durables                                            $        4,076
----------------------------------------------------------------------------------------------------------------------
                                    Oil, Gas & Consumable Fuels -- 0.0%+
          9,565,478^(a)             Ascent CNR Corp.                                                    $    1,434,822
              2,013                 Frontera Energy Corp.                                                       19,445
                                                                                                        --------------
                                    Total Oil, Gas & Consumable Fuels                                   $    1,454,267
----------------------------------------------------------------------------------------------------------------------
                                    Paper & Forest Products -- 0.0%+
            162,828^                Emerald Plantation Holdings, Ltd.                                   $        9,770
                                                                                                        --------------
                                    Total Paper & Forest Products                                       $        9,770
----------------------------------------------------------------------------------------------------------------------
                                    Specialty Retail -- 0.0%+
            111,548^(a)             Targus Cayman SubCo., Ltd.                                          $      132,742
                                                                                                        --------------
                                    Total Specialty Retail                                              $      132,742
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $1,076,119)                                                   $    1,600,855
----------------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCK -- 1.0%
                                    of Net Assets
                                    Banks -- 1.0%
             29,714(b)              Wells Fargo & Co., 7.5%                                             $   45,239,268
                                                                                                        --------------
                                    Total Banks                                                         $   45,239,268
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCK
                                    (Cost $37,063,602)                                                  $   45,239,268
----------------------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCK -- 0.1% of Net Assets
                                    Equity Real Estate Investment Trusts (REITs) -- 0.1%
              3,250(b)              Firstar Realty LLC, 8.875% (144A)                                   $    3,737,500
                                                                                                        --------------
                                    Total Equity Real Estate Investment Trusts (REITs)                  $    3,737,500
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCK
                                    (Cost $4,200,625)                                                   $    3,737,500
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 11.5%
                                    of Net Assets
            500,000                 321 Henderson Receivables III LLC, Series 2008-1A,
                                    Class C, 9.36%, 1/15/48 (144A)                                      $      628,621
            500,000                 321 Henderson Receivables III LLC, Series 2008-1A,
                                    Class D, 10.81%, 1/15/50 (144A)                                            640,808
          7,500,000+                A10 Bridge Asset Financing LLC, Series 2019-B,
                                    Class A1, 3.085%, 8/15/40 (144A)                                         7,500,000
          3,500,000+                A10 Bridge Asset Financing LLC, Series 2019-B,
                                    Class D, 4.523%, 8/15/40 (144A)                                          3,500,000
          1,654,615                 Accelerated Assets LLC, Series 2018-1, Class B,
                                    4.51%, 12/2/33 (144A)                                                    1,699,985
          1,952,791                 Accelerated Assets LLC, Series 2018-1, Class C,
                                    6.65%, 12/2/33 (144A)                                                    2,029,544
          3,998,000                 Access Point Funding I LLC, Series 2017-A, Class B,
                                    3.97%, 4/15/29 (144A)                                                    4,027,681
            750,000                 Amur Equipment Finance Receivables V LLC, Series
                                    2018-1A, Class E, 5.36%, 4/22/24 (144A)                                    764,592
            899,999                 Amur Equipment Finance Receivables V LLC, Series
                                    2018-1A, Class F, 7.3%, 5/20/26 (144A)                                     923,914
          1,513,000                 Amur Equipment Finance Receivables VI LLC, Series
                                    2018-2A, Class E, 5.45%, 11/20/23 (144A)                                 1,565,978
          3,000,000                 Amur Equipment Finance Receivables VII LLC, Series
                                    2019-1A, Class E, 4.47%, 3/20/25 (144A)                                  3,025,069
            575,000                 Ascentium Equipment Receivables Trust, Series
                                    2016-2A, Class E, 6.79%, 10/10/24 (144A)                                   584,355
          1,300,000                 Ascentium Equipment Receivables Trust, Series
                                    2018-1A, Class D, 3.99%, 12/11/23 (144A)                                 1,339,385
            545,000                 Ascentium Equipment Receivables Trust, Series
                                    2018-1A, Class E, 5.36%, 3/10/25 (144A)                                    568,638
            300,000                 Avid Automobile Receivables Trust, Series 2018-1,
                                    Class C, 5.13%, 2/18/25 (144A)                                             302,048
            500,000                 BCC Funding XIII LLC, Series 2016-1, Class E, 6.0%,
                                    11/20/22 (144A)                                                            506,489
          1,550,000                 BCC Funding XIV LLC, Series 2018-1A, Class D, 4.61%,
                                    8/21/23 (144A)                                                           1,591,092
          6,143,716                 Cazenovia Creek Funding II LLC, Series 2018-1A,
                                    Class A, 3.561%, 7/15/30 (144A)                                          6,171,461
          1,400,000                 CIG Auto Receivables Trust, Series 2017-1A, Class C,
                                    5.33%, 12/16/24 (144A)                                                   1,409,415
          9,374,947(c)              Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2,
                                    Class A1, 3.25%, 7/25/67 (144A)                                          9,550,671
            625,254                 Commonbond Student Loan Trust, Series 2017-BGS,
                                    Class C, 4.44%, 9/25/42 (144A)                                             623,369
            333,384                 Conn's Receivables Funding LLC, Series 2017-B,
                                    Class B, 4.52%, 4/15/21 (144A)                                             333,695
            796,270                 Conn's Receivables Funding LLC, Series 2018-A,
                                    Class B, 4.65%, 1/15/23 (144A)                                             801,393

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 21

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
          8,500,000                 Conn's Receivables Funding LLC, Series 2019-A,
                                    Class B, 4.36%, 10/16/23 (144A)                                     $    8,584,845
          4,750,000                 Conn's Receivables Funding LLC, Series 2019-A,
                                    Class C, 5.29%, 10/16/23 (144A)                                          4,797,334
          4,300,000                 Continental Credit Card ABS LLC, Series 2019-1A,
                                    Class C, 6.16%, 8/15/26 (144A)                                           4,367,981
          5,908,924                 Diamond Resorts Owner Trust, Series 2019-1A,
                                    Class C, 4.02%, 2/20/32 (144A)                                           5,913,336
            212,876(d)              Drug Royalty II LP 2, Series 2014-1, Class A1, 5.153%
                                    (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                              213,301
            118,425                 Drug Royalty III LP 1, Series 2017-1A, Class A2,
                                    3.6%, 4/15/27 (144A)                                                       118,552
            475,154                 Elm Trust, Series 2016-1A, Class A2, 4.163%,
                                    6/20/25 (144A)                                                             477,173
            500,000                 Elm Trust, Series 2018-2A, Class B, 5.584%,
                                    10/20/27 (144A)                                                            508,737
          2,000,000                 Engs Commercial Finance Trust, Series 2016-1A,
                                    Class D, 5.22%, 1/22/24 (144A)                                           1,994,925
          6,000,000                 ExteNet LLC, Series 2019-1A, Class C, 5.219%,
                                    7/26/49 (144A)                                                           6,029,517
          1,895,000(c)              Finance of America Structured Securities Trust, Series
                                    2018-HB1, Class M4, 5.234%, 9/25/28 (144A)                               1,920,014
          9,274,024                 Finance of America Structured Securities Trust, Series
                                    2019-A, Class JR2, 0.0%, 3/25/69                                         9,870,888
          1,150,000(c)              Finance of America Structured Securities Trust, Series
                                    2019-HB1, Class M4, 5.682%, 4/25/29 (144A)                               1,164,526
         18,000,000                 Finance of America Structured Securities Trust, Series
                                    2019-JR3, Class JR2, 2.0%, 9/25/69                                      18,213,750
          5,500,000                 Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                                    8/28/27 (144A)                                                           5,549,629
            450,000                 Foursight Capital Automobile Receivables Trust, Series
                                    2018-1, Class E, 5.56%, 1/16/24 (144A)                                     469,998
          1,000,000                 Foursight Capital Automobile Receivables Trust, Series
                                    2018-2, Class F, 6.48%, 6/15/26 (144A)                                   1,036,801
          1,700,000                 Foursight Capital Automobile Receivables Trust, Series
                                    2019-1, Class E, 4.3%, 9/15/25 (144A)                                    1,731,746
             62,456(e)              GMAT Trust, Series 2013-1A, Class A, 6.967%,
                                    11/25/43 (144A)                                                             62,503
            403,396(c)              Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
                                    3/17/31 (144A)                                                             406,474
          5,167,800                 Hardee's Funding LLC, Series 2018-1A, Class A2II,
                                    4.959%, 6/20/48 (144A)                                                   5,361,541
          3,500,000(d)              Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                                    5.549% (1 Month USD LIBOR + 350 bps), 4/10/30
                                    (144A)                                                                   3,504,942
          2,000,000                 Hertz Fleet Lease Funding LP, Series 2018-1, Class E,
                                    5.55%, 5/10/32 (144A)                                                    2,060,017

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
         12,420,000                 HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                                    8/20/44 (144A)                                                      $   12,481,852
            750,000                 Home Partners of America Trust, Series 2019-1,
                                    Class F, 4.101%, 9/17/39 (144A)                                            756,563
          4,085,280                 Icon Brand Holdings LLC, Series 2012-1A, Class A,
                                    4.229%, 1/25/43 (144A)                                                   2,840,139
            973,051                 JG Wentworth XXII LLC, Series 2010-3A, Class A,
                                    3.82%, 12/15/48 (144A)                                                   1,007,081
          6,450,000                 Kabbage Funding LLC, Series 2019-1, Class C,
                                    4.611%, 3/15/24 (144A)                                                   6,524,882
          1,250,000                 Marlette Funding Trust, Series 2019-1A, Class C,
                                    4.42%, 4/16/29 (144A)                                                    1,275,133
          7,246,000(c)              Mill City Mortgage Loan Trust, Series 2016-1, Class B2,
                                    3.977%, 4/25/57 (144A)                                                   7,412,770
          8,248,129(c)              Mill City Mortgage Loan Trust, Series 2017-3, Class M3,
                                    3.25%, 1/25/61 (144A)                                                    8,369,534
         12,890,367(c)              Mill City Mortgage Loan Trust, Series 2018-2, Class M1,
                                    3.75%, 5/25/58 (144A)                                                   13,615,164
          8,922,371(c)              Mill City Mortgage Loan Trust, Series 2018-3, Class M2,
                                    3.25%, 8/25/58 (144A)                                                    9,045,071
          7,399,551(c)              Mill City Mortgage Loan Trust, Series 2018-3, Class M3,
                                    3.25%, 8/25/58 (144A)                                                    7,209,216
         22,925,000(c)              Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
                                    3.5%, 4/25/66 (144A)                                                    23,467,587
          1,750,000(c)              Nationstar HECM Loan Trust, Series 2018-1A, Class M5,
                                    6.0%, 2/25/28 (144A)                                                     1,755,190
          5,829,000(c)              Nationstar HECM Loan Trust, Series 2019-1A, Class M4,
                                    5.804%, 6/25/29 (144A)                                                   5,869,900
          1,023,246(d)              Newtek Small Business Loan Trust, Series 2017-1,
                                    Class B, 5.018% (1 Month USD LIBOR +
                                    300 bps), 2/15/43 (144A)                                                 1,029,338
          3,594,149                 Orange Lake Timeshare Trust, Series 2019-A, Class D,
                                    4.93%, 4/9/38 (144A)                                                     3,658,313
            697,315                 Oxford Finance Funding LLC, Series 2016-1A, Class A,
                                    3.968%, 6/17/24 (144A)                                                     701,729
          3,000,000                 Progress Residential Trust, Series 2018-SFR2, Class A,
                                    3.712%, 8/17/35 (144A)                                                   3,062,023
          3,430,000                 Progress Residential Trust, Series 2018-SFR2, Class E,
                                    4.656%, 8/17/35 (144A)                                                   3,536,037
          4,770,000                 Progress Residential Trust, Series 2018-SFR3, Class F,
                                    5.368%, 10/17/35 (144A)                                                  4,942,675
          2,500,000                 Purchasing Power Funding LLC, Series 2018-A, Class A,
                                    3.34%, 8/15/22 (144A)                                                    2,504,060
          1,500,000+                Rosy, Series 2018-1, Class A1, 6.25%,
                                    12/15/25 (144A)                                                          1,507,500
          2,250,000                 SCF Equipment Leasing LLC, Series 2018-1A, Class C,
                                    4.21%, 4/20/27 (144A)                                                    2,373,487

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 23

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
          9,700,552                 SCF Equipment Leasing LLC, Series 2019-1A, Class E,
                                    5.49%, 4/20/30 (144A)                                               $    9,918,077
          6,075,914                 Sierra Timeshare Receivables Funding LLC, Series
                                    2019-1A, Class D, 4.75%, 1/20/36 (144A)                                  6,183,826
          1,100,000                 Skopos Auto Receivables Trust, Series 2019-1A,
                                    Class D, 5.24%, 4/15/25 (144A)                                           1,099,869
          5,000,000                 Small Business Lending Trust, Series 2019-A, Class C,
                                    4.31%, 7/15/26 (144A)                                                    5,007,957
         10,868,344                 SpringCastle Funding Asset-Backed Notes, Series
                                    2019-AA, Class A, 3.2%, 5/27/36 (144A)                                  10,984,534
          2,933,750                 STORE Master Funding I LLC, Series 2015-1A,
                                    Class A1, 3.75%, 4/20/45 (144A)                                          2,993,946
            986,000                 Tidewater Auto Receivables Trust, Series 2018-AA,
                                    Class E, 5.48%, 10/15/26 (144A)                                          1,009,391
         10,650,000(c)              Towd Point Mortgage Trust, Series 2015-4, Class A2,
                                    3.75%, 4/25/55 (144A)                                                   10,894,376
          6,900,000(c)              Towd Point Mortgage Trust, Series 2015-5, Class M1,
                                    3.5%, 5/25/55 (144A)                                                     7,044,917
          5,320,000(c)              Towd Point Mortgage Trust, Series 2015-6, Class M2,
                                    3.75%, 4/25/55 (144A)                                                    5,649,111
         13,350,000(c)              Towd Point Mortgage Trust, Series 2017-1, Class B2,
                                    4.007%, 10/25/56 (144A)                                                 13,387,102
         11,637,000(c)              Towd Point Mortgage Trust, Series 2017-2, Class M2,
                                    3.75%, 4/25/57 (144A)                                                   11,909,166
          8,850,000(c)              Towd Point Mortgage Trust, Series 2017-3, Class M2,
                                    3.75%, 7/25/57 (144A)                                                    9,032,753
         10,465,000(c)              Towd Point Mortgage Trust, Series 2017-4, Class A2,
                                    3.0%, 6/25/57 (144A)                                                    10,385,390
         19,400,000(c)              Towd Point Mortgage Trust, Series 2017-6, Class A2,
                                    3.0%, 10/25/57 (144A)                                                   19,619,891
         20,235,000(c)              Towd Point Mortgage Trust, Series 2017-6, Class M1,
                                    3.25%, 10/25/57 (144A)                                                  20,721,409
          7,000,000(c)              Towd Point Mortgage Trust, Series 2017-6, Class M2,
                                    3.25%, 10/25/57 (144A)                                                   7,004,280
          4,750,000(c)              Towd Point Mortgage Trust, Series 2018-1, Class B1,
                                    4.025%, 1/25/58 (144A)                                                   4,914,565
         12,400,000(c)              Towd Point Mortgage Trust, Series 2018-2, Class A2,
                                    3.5%, 3/25/58 (144A)                                                    12,705,258
         20,775,000(c)              Towd Point Mortgage Trust, Series 2018-3, Class A2,
                                    3.875%, 5/25/58 (144A)                                                  22,138,359
          8,390,817(c)              Towd Point Mortgage Trust, Series 2018-4, Class A1,
                                    3.0%, 6/25/58 (144A)                                                     8,600,584
         11,350,000(c)              Towd Point Mortgage Trust, Series 2018-4, Class A2,
                                    3.0%, 6/25/58 (144A)                                                    11,430,184
         20,000,000(c)              Towd Point Mortgage Trust, Series 2019-2, Class A2,
                                    3.75%, 12/25/58 (144A)                                                  21,393,166

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
          9,000,000(c)              Towd Point Mortgage Trust, Series 2019-3, Class M1,
                                    4.25%, 2/25/59 (144A)                                               $    9,626,297
          2,400,000(d)              Trafigura Securitisation Finance Plc, Series 2017-1A,
                                    Class B, 3.728% (1 Month USD LIBOR +
                                    170 bps), 12/15/20 (144A)                                                2,402,719
          1,500,000                 Tricon American Homes Trust, Series 2017-SFR2,
                                    Class D, 3.672%, 1/17/36 (144A)                                          1,541,492
          2,580,000                 Tricon American Homes Trust, Series 2017-SFR2,
                                    Class E, 4.216%, 1/17/36 (144A)                                          2,681,094
          2,400,000                 United Auto Credit Securitization Trust, Series 2018-2,
                                    Class F, 6.82%, 6/10/25 (144A)                                           2,461,725
          4,250,000                 United Auto Credit Securitization Trust, Series 2019-1,
                                    Class F, 6.05%, 1/12/26 (144A)                                           4,286,294
          1,770,384                 Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                                    12/20/28 (144A)                                                          1,771,148
          5,771,365                 Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                                    12/20/31 (144A)                                                          5,831,716
          3,850,000                 Westlake Automobile Receivables Trust, Series 2018-3A,
                                    Class E, 4.9%, 12/15/23 (144A)                                           3,984,634
          3,100,000                 WRG Debt Funding II LLC, Series 2017-1, Class A,
                                    4.458%, 3/15/26 (144A)                                                   3,101,937
          3,500,000                 WRG Debt Funding II LLC, Series 2017-1, Class B,
                                    5.926%, 3/15/26 (144A)                                                   3,535,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $518,593,814)                                                 $  534,644,144
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    27.7% of Net Assets
          2,500,000                 American Homes 4 Rent Trust, Series 2014-SFR2,
                                    Class D, 5.149%, 10/17/36 (144A)                                    $    2,716,892
          5,000,000                 American Homes 4 Rent Trust, Series 2014-SFR3,
                                    Class C, 4.596%, 12/17/36 (144A)                                         5,382,557
          4,100,000                 American Homes 4 Rent Trust, Series 2014-SFR3,
                                    Class D, 5.04%, 12/17/36 (144A)                                          4,445,553
          2,950,000                 American Homes 4 Rent Trust, Series 2015-SFR1,
                                    Class C, 4.11%, 4/17/52 (144A)                                           3,109,064
          4,629,000(c)              Angel Oak Mortgage Trust I LLC, Series 2019-1,
                                    Class B1, 5.4%, 11/25/48 (144A)                                          4,802,248
          4,460,000(c)              Angel Oak Mortgage Trust I LLC, Series 2019-2,
                                    Class B1, 5.016%, 3/25/49 (144A)                                         4,583,463
          1,054,000(c)              B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
                                    5/15/48 (144A)                                                           1,075,568
          3,500,000                 Banc of America Commercial Mortgage Trust, Series
                                    2017-BNK3, Class A4, 3.574%, 2/15/50                                     3,780,161
          5,000,000(c)              BANK, Series 2017-BNK8, Class B, 4.065%, 11/15/50                        5,445,016
          9,801,798(e)(f)           Bayview Commercial Asset Trust, Series 2007-2A,
                                    Class IO, 0.0%, 7/25/37 (144A)                                                   1

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 25

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          7,050,000(c)              Bayview Opportunity Master Fund IVa Trust, Series
                                    2017-RT5, Class B1, 4.0%, 5/28/69 (144A)                            $    7,441,025
          4,670,000(c)              Bayview Opportunity Master Fund IVa Trust, Series
                                    2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)                                4,851,049
          2,950,000(c)              Bayview Opportunity Master Fund IVa Trust, Series
                                    2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)                                3,159,787
          2,675,219(c)              Bayview Opportunity Master Fund IVb Trust, Series
                                    2017-SPL2, Class A, 4.0%, 6/28/54 (144A)                                 2,750,080
          4,400,000(c)              Bayview Opportunity Master Fund IVb Trust, Series
                                    2017-SPL3, Class B1, 4.25%, 11/28/53 (144A)                              4,659,760
          2,120,000(d)              Bellemeade Re, Ltd., Series 2019-1A, Class B1,
                                    6.018% (1 Month USD LIBOR + 400 bps),
                                    3/25/29 (144A)                                                           2,126,247
          3,550,000(d)              Bellemeade Re, Ltd., Series 2019-1A, Class M2,
                                    4.718% (1 Month USD LIBOR + 270 bps),
                                    3/25/29 (144A)                                                           3,550,314
          3,910,000(d)              Bellemeade Re, Ltd., Series 2019-2A, Class B1,
                                    6.118% (1 Month USD LIBOR + 410 bps),
                                    4/25/29 (144A)                                                           3,968,175
          5,350,000(d)              Bellemeade Re, Ltd., Series 2019-2A, Class M2,
                                    5.118% (1 Month USD LIBOR + 310 bps),
                                    4/25/29 (144A)                                                           5,422,122
          4,500,000                 Benchmark Mortgage Trust, Series 2018-B5, Class A3,
                                    3.944%, 7/15/51                                                          5,018,558
          4,700,000                 Benchmark Mortgage Trust, Series 2018-B6, Class A3,
                                    3.995%, 10/10/51                                                         5,266,509
          5,000,000(d)              BTH-13 Mortgage Backed Securities Trust, Series
                                    2018-13, Class A, 4.6% (1 Month USD LIBOR +
                                    250 bps), 8/18/21 (144A)                                                 5,006,027
          4,000,000                 Caesars Palace Las Vegas Trust, Series 2017-VICI,
                                    Class C, 4.138%, 10/15/34 (144A)                                         4,180,948
          2,877,639(c)              Cascade Funding Mortgage Trust, Series 2019-RM3,
                                    Class C, 4.0%, 6/25/69 (144A)                                            2,788,885
          4,100,000(c)              CCRESG Commercial Mortgage Trust, Series 2016-HEAT,
                                    Class E, 5.671%, 4/10/29 (144A)                                          4,158,482
          3,810,000                 CD Mortgage Trust, Series 2018-CD7, Class A3,
                                    4.013%, 8/15/51                                                          4,272,078
          4,250,000                 CFCRE Commercial Mortgage Trust, Series 2016-C3,
                                    Class A2, 3.597%, 1/10/48                                                4,539,699
          2,500,000                 CFCRE Commercial Mortgage Trust, Series 2018-TAN,
                                    Class D, 6.099%, 2/15/33 (144A)                                          2,683,326
          3,615,323(c)              Chase Home Lending Mortgage Trust, Series 2019-ATR1,
                                    Class A3, 4.0%, 4/25/49 (144A)                                           3,682,829
          2,410,215(c)              Chase Home Lending Mortgage Trust, Series 2019-ATR1,
                                    Class A15, 4.0%, 4/25/49 (144A)                                          2,446,038

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          9,409,279(c)              Chase Home Lending Mortgage Trust, Series
                                    2019-ATR2, Class A4, 3.5%, 7/25/49 (144A)                           $    9,537,556
          3,319,781(c)              Chase Home Lending Mortgage Trust, Series
                                    2019-ATR2, Class A15, 3.5%, 7/25/49 (144A)                               3,347,013
          9,650,000(d)              CHC Commercial Mortgage Trust, Series 2019-CHC,
                                    Class E, 4.378% (1 Month USD LIBOR + 235 bps),
                                    6/15/34 (144A)                                                           9,674,171
          6,720,000(c)              CIM Trust, Series 2017-7, Class M2, 4.0%,
                                    4/25/57 (144A)                                                           7,142,705
         12,030,174(c)              CIM Trust, Series 2019-INV1, Class A1, 4.0%,
                                    2/25/49 (144A)                                                          12,333,462
          4,181,115                 Citigroup Commercial Mortgage Trust, Series
                                    2015-GC27, Class A5, 3.137%, 2/10/48                                     4,363,656
          3,500,000                 Citigroup Commercial Mortgage Trust, Series 2018-B2,
                                    Class A3, 3.744%, 3/10/51                                                3,846,150
          2,110,063(c)              Citigroup Mortgage Loan Trust, Series 2013-J1,
                                    Class B4, 3.535%, 10/25/43 (144A)                                        2,124,795
          6,700,000(c)              Citigroup Mortgage Loan Trust, Series 2018-RP3,
                                    Class M1, 3.25%, 3/25/61 (144A)                                          6,867,500
          7,600,000+(c)             Citigroup Mortgage Loan Trust, Series 2018-RP3,
                                    Class M2, 3.25%, 3/25/61 (144A)                                          6,958,750
          7,000,000(c)              Citigroup Mortgage Loan Trust, Series 2018-RP3,
                                    Class M3, 3.25%, 3/25/61 (144A)                                          6,973,750
         10,138,971(c)              Citigroup Mortgage Loan Trust, Series 2019-RP1,
                                    Class A1, 3.5%, 1/25/66 (144A)                                          10,391,689
CAD       7,000,000+                Classic RMBS Trust, Series 2019-1A, Class A, 3.064%,
                                    8/15/26 (144A)                                                           5,288,207
          1,012,749                 Colony American Finance, Ltd., Series 2015-1, Class A,
                                    2.896%, 10/15/47 (144A)                                                  1,011,244
          4,000,000(e)              Colony American Finance, Ltd., Series 2016-1, Class D,
                                    5.972%, 6/15/48 (144A)                                                   4,112,664
          2,000,000                 COMM Mortgage Trust, Series 2012-CR2, Class AM,
                                    3.791%, 8/15/45                                                          2,066,878
          3,421,622                 COMM Mortgage Trust, Series 2012-CR4, Class AM,
                                    3.251%, 10/15/45                                                         3,417,610
          2,531,000(c)              COMM Mortgage Trust, Series 2013-CR11, Class C,
                                    5.286%, 8/10/50 (144A)                                                   2,698,908
          5,000,000                 COMM Mortgage Trust, Series 2013-LC6, Class A4,
                                    2.941%, 1/10/46                                                          5,112,369
          1,750,000(c)              COMM Mortgage Trust, Series 2014-CR16, Class C,
                                    5.093%, 4/10/47                                                          1,882,463
          6,686,544                 COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                                    3.546%, 6/10/47                                                          7,023,848
          4,000,000                 COMM Mortgage Trust, Series 2015-3BP, Class A,
                                    3.178%, 2/10/35 (144A)                                                   4,184,993

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 27

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          9,500,000(c)              COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                                    3.807%, 5/10/48 (144A)                                              $    9,515,588
          2,484,000(c)              COMM Mortgage Trust, Series 2015-CR24, Class D,
                                    3.463%, 8/10/48                                                          2,329,495
          1,000,000(c)              COMM Mortgage Trust, Series 2015-CR25, Class B,
                                    4.695%, 8/10/48                                                          1,083,845
          5,227,225(c)              COMM Mortgage Trust, Series 2015-DC1, Class B,
                                    4.035%, 2/10/48                                                          5,483,780
          4,225,000(c)              COMM Mortgage Trust, Series 2015-PC1, Class B,
                                    4.584%, 7/10/50                                                          4,540,882
          2,386,327                 COMM Mortgage Trust, Series 2016-CR28, Class AHR,
                                    3.651%, 2/10/49                                                          2,509,977
         13,120,000(d)              Connecticut Avenue Securities Trust, Series 2019-R01,
                                    Class 2M2, 4.468% (1 Month USD LIBOR +
                                    245 bps), 7/25/31 (144A)                                                13,233,984
          6,600,000(d)              Connecticut Avenue Securities Trust, Series 2019-R02,
                                    Class 1B1, 6.168% (1 Month USD LIBOR +
                                    415 bps), 8/25/31 (144A)                                                 7,086,197
          1,800,000(d)              Connecticut Avenue Securities Trust, Series 2019-R02,
                                    Class 1M2, 4.318% (1 Month USD LIBOR +
                                    230 bps), 8/25/31 (144A)                                                 1,809,233
          4,240,000(d)              Connecticut Avenue Securities Trust, Series 2019-R03,
                                    Class 1B1, 6.118% (1 Month USD LIBOR +
                                    410 bps), 9/25/31 (144A)                                                 4,551,789
          4,070,000(d)              Connecticut Avenue Securities Trust, Series 2019-R03,
                                    Class 1M2, 4.168% (1 Month USD LIBOR +
                                    215 bps), 9/25/31 (144A)                                                 4,089,438
          3,580,000(d)              Connecticut Avenue Securities Trust, Series 2019-R04,
                                    Class 2B1, 7.268% (1 Month USD LIBOR +
                                    525 bps), 6/25/39 (144A)                                                 3,906,292
          5,025,000(d)              Connecticut Avenue Securities Trust, Series 2019-R05,
                                    Class 1B1, 6.118% (1 Month USD LIBOR +
                                    410 bps), 7/25/39 (144A)                                                 5,168,806
          7,000,000(d)              Credit Suisse Mortgage Capital Certificates, Series
                                    2019-ICE4, Class E, 4.178% (1 Month USD LIBOR +
                                    215 bps), 5/15/36 (144A)                                                 7,017,507
          4,083,017(c)              CSAIL Commercial Mortgage Trust, Series 2015-C1,
                                    Class C, 4.417%, 4/15/50                                                 4,316,000
          6,000,000(c)              CSAIL Commercial Mortgage Trust, Series 2015-C4,
                                    Class B, 4.483%, 11/15/48                                                6,467,285
          5,150,000(c)              CSAIL Commercial Mortgage Trust, Series 2015-C4,
                                    Class D, 3.733%, 11/15/48                                                5,109,821
          3,000,000                 CSAIL Commercial Mortgage Trust, Series 2016-C6,
                                    Class A5, 3.09%, 1/15/49                                                 3,127,652
          1,141,043(c)              CSFB Mortgage-Backed Pass-Through Certificates,
                                    Series 2003-17, Class B1, 5.5%, 6/25/33                                    613,218

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          3,150,067(c)              CSMC Trust, Series 2013-6, Class B4, 3.329%,
                                    8/25/43 (144A)                                                      $    3,130,443
          2,794,716(c)              CSMC Trust, Series 2013-7, Class B4, 3.58%,
                                    8/25/43 (144A)                                                           2,789,753
          2,279,275(c)              CSMC Trust, Series 2013-IVR1, Class B4, 3.468%,
                                    3/25/43 (144A)                                                           2,253,354
          1,903,740(c)              CSMC Trust, Series 2013-IVR3, Class B1, 3.445%,
                                    5/25/43 (144A)                                                           1,949,068
          2,629,726(c)              CSMC Trust, Series 2013-IVR4, Class B4, 3.486%,
                                    7/25/43 (144A)                                                           2,645,412
          1,582,726(c)              CSMC Trust, Series 2013-TH1, Class B4, 3.63%,
                                    2/25/43 (144A)                                                           1,574,907
          2,519,986(c)              CSMC Trust, Series 2014-IVR2, Class B4, 3.761%,
                                    4/25/44 (144A)                                                           2,564,533
          3,954,503(c)              CSMC Trust, Series 2014-OAK1, Class B4, 3.733%,
                                    11/25/44 (144A)                                                          4,005,073
            807,479(c)              CSMC Trust, Series 2015-1, Class B4, 3.939%,
                                    1/25/45 (144A)                                                             853,909
          3,845,790(c)              CSMC Trust, Series 2015-2, Class B4, 3.931%,
                                    2/25/45 (144A)                                                           3,926,639
          2,014,765(c)              CSMC Trust, Series 2015-3, Class B4, 3.934%,
                                    3/25/45 (144A)                                                           2,056,390
          8,829,536(c)              CSMC Trust, Series 2018-J1, Class B3, 3.676%,
                                    2/25/48 (144A)                                                           8,907,236
         17,664,163(c)              CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
                                    7/25/58 (144A)                                                          18,207,755
          2,750,700(c)              CSMLT Trust, Series 2015-1, Class B4, 3.88%,
                                    5/25/45 (144A)                                                           2,760,443
          2,513,919(c)              CSMLT Trust, Series 2015-2, Class B4, 3.904%,
                                    8/25/45 (144A)                                                           2,447,690
          4,106,000                 DBGS Mortgage Trust, Series 2018-C1, Class 7EB,
                                    5.237%, 9/15/31 (144A)                                                   4,249,710
            895,835(c)              Deephaven Residential Mortgage Trust, Series 2018-1A,
                                    Class A2, 3.027%, 12/25/57 (144A)                                          894,842
         11,200,000(d)              Eagle Re, Ltd., Series 2019-1, Class B1, 6.518%
                                    (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)                           11,154,676
          8,212,329(c)              EverBank Mortgage Loan Trust, Series 2013-1,
                                    Class A2, 2.5%, 3/25/43 (144A)                                           7,982,390
          7,546,778(d)              Fannie Mae Connecticut Avenue Securities, Series
                                    2018-C05, Class 1M1, 2.738% (1 Month USD LIBOR +
                                    72 bps), 1/25/31                                                         7,549,694
          2,725,000(d)              Fannie Mae Connecticut Avenue Securities, Series
                                    2018-C06, Class 1M2, 4.018% (1 Month USD LIBOR +
                                    200 bps), 3/25/31                                                        2,734,918

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 29

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
         19,454,118(d)(f)           Federal Home Loan Mortgage Corp. REMICS, Series
                                    4087, Class SB, 4.003% (1 Month USD LIBOR +
                                    603 bps), 7/15/42                                                   $    3,666,977
         10,841,751(d)(f)           Federal Home Loan Mortgage Corp. REMICS, Series
                                    4091, Class SH, 4.523% (1 Month USD LIBOR +
                                    655 bps), 8/15/42                                                        2,283,388
            902,291                 Federal National Mortgage Association REMICS, Series
                                    2009-36, Class HX, 4.5%, 6/25/29                                           941,779
          9,466,796(d)(f)           Federal National Mortgage Association REMICS, Series
                                    2012-14, Class SP, 4.532% (1 Month USD LIBOR +
                                    655 bps), 8/25/41                                                        1,198,579
         11,863,337(d)(f)           Federal National Mortgage Association REMICS, Series
                                    2018-43, Class SM, 4.182% (1 Month USD LIBOR +
                                    620 bps), 6/25/48                                                        1,568,682
         14,229,571(d)(f)           Federal National Mortgage Association REMICS, Series
                                    2019-33, Class S, 4.032% (1 Month USD LIBOR +
                                    605 bps), 7/25/49                                                        1,685,198
          9,628,293(d)(f)           Federal National Mortgage Association REMICS, Series
                                    2019-41, Class PS, 4.032% (1 Month USD LIBOR +
                                    605 bps), 8/25/49                                                        1,147,180
          9,355,160(d)(f)           Federal National Mortgage Association REMICS, Series
                                    2019-41, Class SM, 4.032% (1 Month USD LIBOR +
                                    605 bps), 8/25/49                                                        1,298,149
          9,662,060                 Finance of America Structured Securities Trust, Series
                                    2018-A, Class JR2, 2.0%, 12/26/68                                       10,133,086
         11,437,562                 Finance of America Structured Securities Trust, Series
                                    2019-JR2, 0.0%, 6/25/26                                                 11,780,688
          1,885,882(c)              FirstKey Mortgage Trust, Series 2014-1, Class B4,
                                    4.008%, 11/25/44 (144A)                                                  2,067,618
         12,101,716(c)              Flagstar Mortgage Trust, Series 2018-1, Class A13,
                                    3.5%, 3/25/48 (144A)                                                    12,224,310
         11,494,240                 Flagstar Mortgage Trust, Series 2018-2, Class A6,
                                    3.5%, 4/25/48                                                           11,599,866
         18,709,321(c)              Flagstar Mortgage Trust, Series 2018-2, Class A14,
                                    3.5%, 4/25/48 (144A)                                                    18,793,087
          5,572,995(c)              Flagstar Mortgage Trust, Series 2018-3INV, Class B2,
                                    4.513%, 5/25/48 (144A)                                                   6,096,761
          6,800,000(d)              Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
                                    4.318% (1 Month USD LIBOR + 230 bps),
                                    10/25/48 (144A)                                                          6,877,406
          8,080,000(d)              Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
                                    12.518% (1 Month USD LIBOR + 1,050 bps),
                                    3/25/49 (144A)                                                           9,462,931
          3,000,000(d)              Freddie Mac Stacr Trust, Series 2019-HQA1, Class B1,
                                    6.418% (1 Month USD LIBOR + 440 bps),
                                    2/25/49 (144A)                                                           3,220,391

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          6,700,000(d)              Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                                    14.268% (1 Month USD LIBOR + 1,225 bps),
                                    2/25/49 (144A)                                                      $    8,914,383
          7,640,000(d)              Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
                                    4.368% (1 Month USD LIBOR + 235 bps),
                                    2/25/49 (144A)                                                           7,697,669
          3,740,000(d)              Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1,
                                    6.118% (1 Month USD LIBOR + 410 bps),
                                    4/25/49 (144A)                                                           3,957,986
          2,880,000(d)              Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                                    13.268% (1 Month USD LIBOR + 1,125 bps),
                                    4/25/49 (144A)                                                           3,456,282
          3,350,000(d)              Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
                                    4.068% (1 Month USD LIBOR + 205 bps),
                                    4/25/49 (144A)                                                           3,362,838
          5,510,000(d)              Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1,
                                    6.068% (1 Month USD LIBOR + 405 bps),
                                    2/25/49 (144A)                                                           5,702,063
          2,233,223(d)              Freddie Mac Structured Agency Credit Risk Debt Notes,
                                    Series 2016-DNA4, Class M2, 3.318% (1 Month USD
                                    LIBOR + 130 bps), 3/25/29                                                2,239,048
          2,500,000(c)              Freddie Mac Whole Loan Securities Trust, Series
                                    2016-SC02, Class M2, 3.607%, 10/25/46                                    2,336,921
          3,100,000(c)              Freddie Mac Whole Loan Securities Trust, Series
                                    2017-SC01, Class M2, 3.594%, 12/25/46 (144A)                             3,217,586
          4,160,000(c)              FREMF Mortgage Trust, Series 2010-K9, Class B,
                                    5.375%, 9/25/45 (144A)                                                   4,246,639
          4,536,000(c)              FREMF Mortgage Trust, Series 2015-K45, Class C,
                                    3.713%, 4/25/48 (144A)                                                   4,625,323
          2,000,000(c)              FREMF Mortgage Trust, Series 2016-K52, Class B,
                                    4.058%, 1/25/49 (144A)                                                   2,114,873
          2,340,000(c)              FREMF Mortgage Trust, Series 2017-K66, Class B,
                                    4.173%, 7/25/27 (144A)                                                   2,507,537
          9,983,439(c)              FREMF Mortgage Trust, Series 2019-KJ24, Class B,
                                    7.6%, 10/25/27 (144A)                                                    9,445,052
          8,500,000(d)              FREMF Mortgage Trust, Series 2019-KS12, Class C,
                                    7.409% (1 Month USD LIBOR + 690 bps), 8/25/29                            8,054,285
          2,927,718(d)              FRESB Mortgage Trust, Series 2017-SB43, Class A5H,
                                    2.79% (1 Month USD LIBOR + 274 bps), 10/25/37                            2,987,678
            173,069                 Global Mortgage Securitization, Ltd., Series 2004-A,
                                    Class B2, 5.25%, 11/25/32 (144A)                                            16,738
            655,795                 Global Mortgage Securitization, Ltd., Series 2005-A,
                                    Class B2, 5.25%, 4/25/32 (144A)                                            513,319
          3,196,330                 Government National Mortgage Association, Series
                                    2009-83, Class EB, 4.5%, 9/20/39                                         3,506,516
          2,241,002                 Government National Mortgage Association, Series
                                    2012-130, Class PA, 3.0%, 4/20/41                                        2,265,076

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 31

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          7,000,000                 GS Mortgage Securities Trust, Series 2015-GC28,
                                    Class A5, 3.396%, 2/10/48                                           $    7,387,319
          8,000,000                 GS Mortgage Securities Trust, Series 2016-GS2,
                                    Class A3, 2.791%, 5/10/49                                                8,230,097
          1,800,000(c)              GS Mortgage Securities Trust, Series 2016-GS4,
                                    Class D, 3.233%, 11/10/49 (144A)                                         1,694,976
          4,527,472(c)              GS Mortgage-Backed Securities Corp. Trust, Series
                                    2019-PJ1, Class B2, 4.317%, 8/25/49 (144A)                               4,875,055
          6,761,832(c)              GS Mortgage-Backed Securities Corp. Trust, Series
                                    2019-PJ2, Class A4, 4.0%, 11/25/49 (144A)                                6,873,297
          9,000,000(c)              GS Mortgage-Backed Securities Corp. Trust, Series
                                    2019-PJ2, Class A8, 4.0%, 11/25/49 (144A)                                9,327,128
          7,119,307                 GS Mortgage-Backed Securities Trust, Series 2018-RPL1,
                                    Class A1A, 3.75%, 10/25/57 (144A)                                        7,408,509
         16,009,564(c)              GS Mortgage-Backed Securities Trust, Series 2019-SL1,
                                    Class A1, 2.625%, 1/25/59 (144A)                                        15,906,512
          4,300,000(c)              GS Mortgage-Backed Securities Trust, Series 2019-SL1,
                                    Class A2, 2.875%, 1/25/59 (144A)                                         4,264,526
          2,500,000(d)              Home Partners of America Trust, Series 2016-2,
                                    Class E, 5.805% (1 Month USD LIBOR + 378 bps),
                                    10/17/33 (144A)                                                          2,499,989
          1,700,000(d)              Home Partners of America Trust, Series 2017-1, Class E,
                                    4.675% (1 Month USD LIBOR + 265 bps),
                                    7/17/34 (144A)                                                           1,701,197
          1,708,628(d)              Home Partners of America Trust, Series 2018-1, Class A,
                                    2.925% (1 Month USD LIBOR + 90 bps),
                                    7/17/37 (144A)                                                           1,703,438
          6,085,146(c)              JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2012-C8, Class B, 3.977%,
                                    10/15/45 (144A)                                                          6,303,457
          3,750,000(c)              JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2015-JP1, Class C, 4.894%, 1/15/49                         4,087,272
          4,750,000                 JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2018-WPT, Class BFX, 4.549%,
                                    7/5/33 (144A)                                                            5,091,264
          3,616,907(c)              JP Morgan Mortgage Trust, Series 2013-3, Class B4,
                                    3.392%, 7/25/43 (144A)                                                   3,458,707
          3,315,745(c)              JP Morgan Mortgage Trust, Series 2014-1, Class B4,
                                    3.737%, 1/25/44 (144A)                                                   3,400,582
          1,581,551(c)              JP Morgan Mortgage Trust, Series 2014-1, Class B5,
                                    3.737%, 1/25/44 (144A)                                                   1,570,146
         11,015,836(c)              JP Morgan Mortgage Trust, Series 2015-4, Class AM,
                                    3.0%, 6/25/45 (144A)                                                    11,021,960
          3,496,791(c)              JP Morgan Mortgage Trust, Series 2015-4, Class B4,
                                    3.625%, 6/25/45 (144A)                                                   3,512,004

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          2,342,739(c)              JP Morgan Mortgage Trust, Series 2016-4, Class B3,
                                    3.898%, 10/25/46 (144A)                                             $    2,406,389
          4,723,503(c)              JP Morgan Mortgage Trust, Series 2017-1, Class B3,
                                    3.544%, 1/25/47 (144A)                                                   4,715,851
         14,699,814(c)              JP Morgan Mortgage Trust, Series 2017-4, Class A13,
                                    3.5%, 11/25/48 (144A)                                                   14,873,213
          4,752,844(c)              JP Morgan Mortgage Trust, Series 2017-4, Class A6,
                                    3.0%, 11/25/48 (144A)                                                    4,770,681
          3,920,455(c)              JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                                    3.178%, 10/26/48 (144A)                                                  4,013,975
          3,287,792(c)              JP Morgan Mortgage Trust, Series 2017-6, Class B4,
                                    3.837%, 12/25/48 (144A)                                                  3,243,477
          4,410,996(c)              JP Morgan Mortgage Trust, Series 2018-1, Class A13,
                                    3.5%, 6/25/48 (144A)                                                     4,621,518
          5,600,173(c)              JP Morgan Mortgage Trust, Series 2018-4, Class A13,
                                    3.5%, 10/25/48 (144A)                                                    5,877,927
         11,550,350(c)              JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3,
                                    4.5%, 4/25/49 (144A)                                                    11,877,456
          7,260,121(c)              JP Morgan Mortgage Trust, Series 2019-1, Class B1,
                                    4.529%, 5/25/49 (144A)                                                   7,898,539
          3,626,293(c)              JP Morgan Mortgage Trust, Series 2019-3, Class A15,
                                    4.0%, 9/25/49 (144A)                                                     3,700,944
          6,595,422(c)              JP Morgan Mortgage Trust, Series 2019-6, Class A4,
                                    3.5%, 12/25/49 (144A)                                                    6,660,275
          8,283,000(c)              JP Morgan Mortgage Trust, Series 2019-6, Class B3,
                                    4.271%, 12/25/49 (144A)                                                  8,728,232
          8,750,000(c)              JP Morgan Mortgage Trust, Series 2019-7, Class A15,
                                    3.5%, 2/25/50 (144A)                                                     8,857,324
         14,951,112(c)              JP Morgan Mortgage Trust, Series 2019-INV1, Class A3,
                                    4.0%, 10/25/49 (144A)                                                   15,321,168
         13,750,000(c)              JP Morgan Mortgage Trust, Series 2019-INV2, Class A3,
                                    3.5%, 2/25/50 (144A)                                                    13,897,093
          7,056,268(c)              JP Morgan Mortgage Trust, Series 2019-LTV1, Class A15,
                                    4.0%, 6/25/49 (144A)                                                     7,239,590
          6,551,469(c)              JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3,
                                    4.0%, 6/25/49 (144A)                                                     6,677,820
          4,380,424(c)              JP Morgan Mortgage Trust, Series 2019-LTV2,
                                    Class A15, 3.5%, 12/25/49 (144A)                                         4,457,194
          4,999,397(c)              JP Morgan Mortgage Trust, Series 2019-LTV2, Class A3,
                                    3.5%, 12/25/49 (144A)                                                    5,040,407
          4,250,000                 JPMDB Commercial Mortgage Securities Trust, Series
                                    2018-C8, Class AS, 4.421%, 6/15/51                                       4,795,541
          3,100,000(d)              KNDL Mortgage Trust, Series 2019-KNSQ, Class F,
                                    4.028% (1 Month USD LIBOR + 200 bps),
                                    5/15/36 (144A)                                                           3,099,997

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 33

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          1,544,799                 La Hipotecaria El Salvadorian Mortgage Trust, Series
                                    2016-1A, Class A, 3.358%, 1/15/46 (144A)                            $    1,606,591
          2,725,753                 La Hipotecaria Mortgage Trust, Series 2019-2A,
                                    Class BBB, 4.75%, 9/29/46 (144A)                                         2,766,639
            638,053(d)              La Hipotecaria Panamanian Mortgage Trust, Series
                                    2010-1GA, Class A, 2.75% (Panamanian Mortgage
                                    Reference Rate - 300 bps), 9/8/39 (144A)                                   642,041
         12,647,963(c)              Mello Mortgage Capital Acceptance, Series 2018-MTG1,
                                    Class A9, 3.5%, 3/25/48 (144A)                                          13,363,596
          7,840,000(c)              Mill City Mortgage Loan Trust, Series 2017-2, Class M1,
                                    3.25%, 7/25/59 (144A)                                                    7,988,546
          8,569,000(c)              Mill City Mortgage Loan Trust, Series 2017-2, Class M3,
                                    3.25%, 7/25/59 (144A)                                                    8,713,089
          8,477,518(c)              Mill City Mortgage Loan Trust, Series 2019-1, Class A1,
                                    3.25%, 10/25/69 (144A)                                                   8,681,022
         11,986,082(c)              Mill City Mortgage Loan Trust, Series 2019-1, Class M1,
                                    3.5%, 10/25/69 (144A)                                                   12,423,185
         17,801,418(c)              Mill City Mortgage Loan Trust, Series 2019-1, Class M3,
                                    3.5%, 10/25/69 (144A)                                                   17,650,937
          3,337,000(c)              Morgan Stanley Bank of America Merrill Lynch Trust,
                                    Series 2014-C14, Class C, 5.1%, 2/15/47                                  3,579,481
          6,700,000(c)              Morgan Stanley Bank of America Merrill Lynch Trust,
                                    Series 2015-C20, Class C, 4.613%, 2/15/48                                7,106,003
          2,650,000(c)              Morgan Stanley Bank of America Merrill Lynch Trust,
                                    Series 2015-C22, Class D, 4.377%, 4/15/48 (144A)                         2,500,375
          1,625,000                 Morgan Stanley Bank of America Merrill Lynch Trust,
                                    Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)                         1,506,826
          3,350,000                 Morgan Stanley Capital I Trust, Series 2014-150E,
                                    Class AS, 4.012%, 9/9/32 (144A)                                          3,583,225
          2,140,000                 Morgan Stanley Capital I Trust, Series 2016-UBS9,
                                    Class D, 3.0%, 3/15/49 (144A)                                            1,984,812
          7,300,000                 Morgan Stanley Capital I Trust, Series 2018-MP,
                                    Class A, 4.418%, 7/11/40 (144A)                                          8,334,673
          8,000,000(d)              Morgan Stanley Capital I Trust, Series 2019-AGLN,
                                    Class E, 4.078% (1 Month USD LIBOR +
                                    205 bps), 3/15/34 (144A)                                                 7,999,992
          7,347,759(c)              New Residential Mortgage Loan Trust, Series
                                    2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)                               7,628,495
         11,968,858(c)              New Residential Mortgage Loan Trust, Series
                                    2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)                              12,171,380
          1,855,961(c)              Oaks Mortgage Trust, Series 2015-1, Class B3, 3.814%,
                                    4/25/46 (144A)                                                           1,902,294
          2,004,000(c)              Oaks Mortgage Trust, Series 2015-1, Class B4,
                                    3.814%, 4/25/46 (144A)                                                   1,962,361

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          1,336,000(c)              Oaks Mortgage Trust, Series 2015-1, Class B5,
                                    3.814%, 4/25/46 (144A)                                              $    1,278,349
          1,257,000(c)              Oaks Mortgage Trust, Series 2015-2, Class B5,
                                    3.883%, 10/25/45 (144A)                                                  1,196,137
          1,000,000(d)              Oaktown Re II, Ltd., Series 2018-1A, Class B1, 6.068%
                                    (1 Month USD LIBOR + 405 bps), 7/25/28 (144A)                              998,533
          4,070,000(d)              Oaktown Re II, Ltd., Series 2018-1A, Class M2, 4.868%
                                    (1 Month USD LIBOR + 285 bps), 7/25/28 (144A)                            4,092,069
          9,837,507(c)              OBX Trust, Series 2019-INV2, Class A5, 4.0%,
                                    5/27/49 (144A)                                                          10,144,526
          9,719,438(c)              PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                                    9/25/43 (144A)                                                           9,878,853
            700,000                 Progress Residential Trust, Series 2017-SFR1, Class C,
                                    3.316%, 8/17/34 (144A)                                                     707,135
          2,600,000                 Progress Residential Trust, Series 2017-SFR1, Class E,
                                    4.261%, 8/17/34 (144A)                                                   2,668,064
          3,470,000(d)              Radnor Re, Ltd., Series 2019-1, Class B1, 6.468%
                                    (1 Month USD LIBOR + 445 bps), 2/25/29 (144A)                            3,533,113
              3,178                 RALI Trust, Series 2003-QS14, Class A1,
                                    5.0%, 9/30/19                                                                3,104
          4,450,000(d)              Ready Capital Mortgage Financing LLC, Series
                                    2019-FL3, Class D, 4.918% (1 Month USD LIBOR +
                                    290 bps), 3/25/34 (144A)                                                 4,425,123
          2,659,000(c)              Ready Capital Mortgage Trust, Series 2019-5, Class C,
                                    5.054%, 2/25/52 (144A)                                                   2,905,438
          5,400,000(c)              Ready Capital Mortgage Trust, Series 2019-5, Class E,
                                    5.651%, 2/25/52 (144A)                                                   4,913,108
          1,700,000(c)              RMF Buyout Issuance Trust, Series 2019-1, Class M4,
                                    4.23%, 7/25/29 (144A)                                                    1,704,076
          1,500,000(c)              RMF Buyout Issuance Trust, Series 2019-1, Class M5,
                                    6.0%, 7/25/29 (144A)                                                     1,473,284
          4,468,082                 Seasoned Credit Risk Transfer Trust, Series 2018-4,
                                    Class HT, 3.0%, 3/25/58                                                  4,545,085
          4,242,142(c)              Sequoia Mortgage Trust, Series 2012-6, Class A1,
                                    2.5%, 12/25/42                                                           4,139,331
          4,582,180(c)              Sequoia Mortgage Trust, Series 2013-2, Class B4,
                                    3.641%, 2/25/43                                                          4,567,637
          6,604,006(c)              Sequoia Mortgage Trust, Series 2013-4, Class A1,
                                    2.325%, 4/25/43                                                          6,408,236
          5,237,834(c)              Sequoia Mortgage Trust, Series 2013-4, Class A2,
                                    2.5%, 4/25/43                                                            5,176,472
          2,459,711(c)              Sequoia Mortgage Trust, Series 2013-4, Class B3,
                                    3.49%, 4/25/43                                                           2,505,839
          7,028,806(c)              Sequoia Mortgage Trust, Series 2013-5, Class A1,
                                    2.5%, 5/25/43 (144A)                                                     6,837,136

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 35

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
         15,795,041(c)              Sequoia Mortgage Trust, Series 2013-5, Class A2,
                                    3.0%, 5/25/43 (144A)                                                $   15,966,165
         10,460,422(c)              Sequoia Mortgage Trust, Series 2013-6, Class A1,
                                    2.5%, 5/25/43                                                           10,434,126
          2,153,536(c)              Sequoia Mortgage Trust, Series 2013-6, Class B3,
                                    3.522%, 5/25/43                                                          2,194,533
          1,694,913(c)              Sequoia Mortgage Trust, Series 2013-6, Class B4,
                                    3.522%, 5/25/43                                                          1,714,164
          4,487,679(c)              Sequoia Mortgage Trust, Series 2013-7, Class A1,
                                    2.5%, 6/25/43                                                            4,424,532
          5,112,906(c)              Sequoia Mortgage Trust, Series 2013-7, Class A2,
                                    3.0%, 6/25/43                                                            5,158,840
          4,898,846(c)              Sequoia Mortgage Trust, Series 2013-7, Class B3,
                                    3.548%, 6/25/43                                                          5,001,454
          4,240,502(c)              Sequoia Mortgage Trust, Series 2013-8, Class A1,
                                    3.0%, 6/25/43                                                            4,278,599
          9,937,386(c)              Sequoia Mortgage Trust, Series 2013-10, Class A1,
                                    3.5%, 8/25/43 (144A)                                                    10,071,801
          1,517,490(c)              Sequoia Mortgage Trust, Series 2018-CH1, Class A19,
                                    4.0%, 2/25/48 (144A)                                                     1,542,245
          2,146,929(c)              Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
                                    4.5%, 8/25/48 (144A)                                                     2,230,596
          6,873,394(c)              Sequoia Mortgage Trust, Series 2018-CH4, Class B1B,
                                    4.943%, 10/25/48 (144A)                                                  7,457,836
          1,884,020(c)              Sequoia Mortgage Trust, Series 2019-2, Class A19,
                                    4.0%, 6/25/49 (144A)                                                     1,921,862
         10,000,000(c)              Sequoia Mortgage Trust, Series 2019-CH3, Class A1,
                                    4.0%, 9/25/49 (144A)                                                    10,213,790
          8,000,000(c)              Sequoia Mortgage Trust, Series 2019-CH3, Class A19,
                                    4.0%, 9/25/49 (144A)                                                     8,158,687
          3,326,429(c)              Shellpoint Co-Originator Trust, Series 2016-1, Class B2,
                                    3.626%, 11/25/46 (144A)                                                  3,473,479
          1,838,314(c)              Shellpoint Co-Originator Trust, Series 2016-1, Class B3,
                                    3.626%, 11/25/46 (144A)                                                  1,855,268
          1,984,208(c)              Shellpoint Co-Originator Trust, Series 2017-1, Class B3,
                                    3.682%, 4/25/47 (144A)                                                   2,040,655
          3,541,885(d)              STACR Trust, Series 2018-DNA3, Class B1, 5.918%
                                    (1 Month USD LIBOR + 390 bps), 9/25/48 (144A)                            3,775,745
          3,550,000(d)              STACR Trust, Series 2018-HRP2, Class B1, 6.218%
                                    (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)                            3,746,306
          3,660,619(c)              Sutherland Commercial Mortgage Loans, Series
                                    2018-SBC7, Class A, 4.72%, 5/25/39 (144A)                                3,698,315
          9,017,000(c)              Towd Point Mortgage Trust, Series 2015-3, Class M2,
                                    4.0%, 3/25/54 (144A)                                                     9,459,763

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
          9,375,000(c)              Towd Point Mortgage Trust, Series 2015-6, Class M1,
                                    3.75%, 4/25/55 (144A)                                               $    9,921,784
          7,350,000(c)              Towd Point Mortgage Trust, Series 2016-1, Class M1,
                                    3.5%, 2/25/55 (144A)                                                     7,508,595
          8,200,000(c)              Towd Point Mortgage Trust, Series 2017-1, Class A2,
                                    3.5%, 10/25/56 (144A)                                                    8,493,494
         13,830,000(c)              Towd Point Mortgage Trust, Series 2017-1, Class M1,
                                    3.75%, 10/25/56 (144A)                                                  14,387,810
         15,340,000(c)              Towd Point Mortgage Trust, Series 2017-2, Class A2,
                                    3.25%, 4/25/57 (144A)                                                   15,391,018
          5,000,000(c)              Towd Point Mortgage Trust, Series 2017-3, Class A2,
                                    3.0%, 7/25/57 (144A)                                                     4,929,691
         67,584,000(c)(f)           UBS Commercial Mortgage Trust, Series 2018-C9,
                                    Class XB, 0.444%, 3/15/51                                                1,982,164
          2,000,506(c)              Velocity Commercial Capital Loan Trust, Series
                                    2015-1, Class M2, 5.88%, 6/25/45 (144A)                                  2,013,817
             64,890                 Wells Fargo Commercial Mortgage Trust, Series
                                    2014-LC16, Class A2, 2.819%, 8/15/50                                        64,827
          4,700,000                 Wells Fargo Commercial Mortgage Trust, Series
                                    2016-LC25, Class A3, 3.374%, 12/15/59                                    5,002,820
          6,000,000(c)              Wells Fargo Mortgage Backed Securities Trust, Series
                                    2019-3, Class A17, 3.5%, 10/25/49 (144A)                                 6,066,094
          1,802,950(c)              WinWater Mortgage Loan Trust, Series 2015-2, Class B4,
                                    3.913%, 2/20/45 (144A)                                                   1,821,736
          1,128,519(c)              WinWater Mortgage Loan Trust, Series 2015-3, Class B4,
                                    3.902%, 3/20/45 (144A)                                                   1,156,111
          1,545,450(c)              WinWater Mortgage Loan Trust, Series 2015-4, Class B4,
                                    3.764%, 6/20/45 (144A)                                                   1,591,025
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $1,257,103,361)                                               $1,291,924,358
----------------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE CORPORATE BONDS -- 0.5%
                                    of Net Assets
                                    Biotechnology -- 0.3%
          1,920,000                 Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                        $    2,125,200
          6,298,000                 Insmed, Inc., 1.75%, 1/15/25                                             5,249,588
          6,026,000                 Medicines Co., 2.75%, 7/15/23                                            7,261,330
                                                                                                        --------------
                                    Total Biotechnology                                                 $   14,636,118
----------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Products -- 0.1%
          3,303,000                 Wright Medical Group, Inc., 1.625%, 6/15/23                         $    3,149,386
                                                                                                        --------------
                                    Total Healthcare-Products                                           $    3,149,386
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 37

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.1%
          3,249,000                 Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26                  $    2,941,804
                                                                                                        --------------
                                    Total Pharmaceuticals                                               $    2,941,804
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $18,517,722)                                                  $   20,727,308
----------------------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 28.7% of Net Assets
                                    Agriculture -- 0.7%
EUR      15,500,000                 Altria Group, Inc., 3.125%, 6/15/31                                 $   18,950,992
         13,728,000                 Reynolds American, Inc., 4.45%, 6/12/25                                 14,641,601
                                                                                                        --------------
                                    Total Agriculture                                                   $   33,592,593
----------------------------------------------------------------------------------------------------------------------
                                    Airlines -- 0.3%
          1,958,510                 Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                         $    1,978,095
         13,037,742                 Latam Airlines 2015-1 Pass Through Trust A,
                                    4.2%, 11/15/27                                                          13,335,002
                                                                                                        --------------
                                    Total Airlines                                                      $   15,313,097
----------------------------------------------------------------------------------------------------------------------
                                    Auto Manufacturers -- 1.0%
         15,325,000                 Ford Motor Credit Co. LLC, 3.815%, 11/2/27                          $   14,529,210
          4,875,000                 Ford Motor Credit Co. LLC, 5.584%, 3/18/24                               5,182,466
         14,110,000                 General Motors Co., 6.6%, 4/1/36                                        16,166,335
          8,463,000                 General Motors Financial Co., Inc., 4.0%, 1/15/25                        8,688,687
                                                                                                        --------------
                                    Total Auto Manufacturers                                            $   44,566,698
----------------------------------------------------------------------------------------------------------------------
                                    Banks -- 5.4%
         22,281,000(c)              AIB Group Plc, 4.263% (3 Month USD LIBOR +
                                    187 bps), 4/10/25 (144A)                                            $   23,168,635
          6,400,000(c)              Banco Continental SA via Continental Trustees
                                    Cayman, Ltd., 7.375% (3 Month USD LIBOR +
                                    680 bps), 10/7/40 (144A)                                                 6,656,064
          8,210,000(c)              Banco de Credito del Peru, 6.875% (3 Month USD
                                    LIBOR + 771 bps), 9/16/26 (144A)                                         8,774,520
ARS      78,000,000(d)              Banco de la Ciudad de Buenos Aires, 63.51%
                                    (BADLARPP + 399 bps), 12/5/22                                              335,403
          7,405,000                 Banco Internacional del Peru SAA Interbank, 3.375%,
                                    1/18/23 (144A)                                                           7,488,306
          4,608,000(b)(c)           Banco Mercantil del Norte SA, 6.75% (5 Year CMT
                                    Index + 497 bps) (144A)                                                  4,602,470
          2,915,000(c)              Banco Nacional de Comercio Exterior SNC, 3.8%
                                    (5 Year CMT Index + 300 bps), 8/11/26 (144A)                             2,947,823
          9,150,000(b)(c)           Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                     9,522,130
          4,625,000(b)(c)           Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)                          4,918,687
          9,709,000(b)(c)           BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                                    415 bps) (144A)                                                         10,230,859
          3,299,000(b)(c)           BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                                    631 bps) (144A)                                                          3,476,321

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Banks -- (continued)
         11,400,000                 BPCE SA, 4.875%, 4/1/26 (144A)                                      $   12,408,469
         13,852,000(b)(c)           Credit Suisse Group AG, 7.125% (5 Year USD Swap
                                    Rate + 511 bps)                                                         14,735,065
          2,400,000(b)(c)           Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)                         2,378,866
          4,400,000                 Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                            4,037,000
          5,649,000(b)(c)           ING Groep NV, 6.5% (5 Year USD Swap
                                    Rate + 445 bps)                                                          5,951,504
          7,710,000                 Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)                             7,805,279
EUR       5,560,000(b)(c)           Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
                                    Rate + 719 bps)                                                          7,129,187
         21,833,000(b)(c)           JPMorgan Chase & Co., 5.0% (SOFR + 338 bps)                             22,321,404
          8,750,000                 Lloyds Banking Group Plc, 4.65%, 3/24/26                                 9,216,591
IDR  15,039,758,000^                PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                                   105,951
          3,895,000                 QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                3,874,614
         14,375,000(b)(c)           Royal Bank of Scotland Group Plc, 8.625% (5 Year
                                    USD Swap Rate + 760 bps)                                                15,393,469
         10,677,000(b)(c)           Societe Generale SA, 7.375% (5 Year USD Swap
                                    Rate + 624 bps) (144A)                                                  11,233,272
EUR       9,892,400(b)              Stichting AK Rabobank Certificaten, 6.5%                                13,539,563
          3,000,000(c)              Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
                                    Swap Rate + 422 bps), 5/24/27 (144A)                                    2,687,220
         10,775,000                 UBS AG, 7.625%, 8/17/22                                                 12,161,743
         10,450,000(b)(c)           UBS Group Funding Switzerland AG, 7.0% (5 Year
                                    USD Swap Rate + 434 bps) (144A)                                         11,097,900
          6,621,000(b)(c)           UBS Group Funding Switzerland AG, 7.125% (5 Year
                                    USD Swap Rate + 588 bps)                                                 6,943,774
          2,200,000                 Vnesheconombank Via VEB Finance Plc, 5.942%,
                                    11/21/23 (144A)                                                          2,410,373
            660,000(b)(c)           Wachovia Capital Trust III, 5.57% (3 Month USD
                                    LIBOR + 93 bps)                                                            662,475
                                                                                                        --------------
                                    Total Banks                                                         $  248,214,937
----------------------------------------------------------------------------------------------------------------------
                                    Beverages -- 0.6%
         15,135,000                 Anheuser-Busch InBev Worldwide, Inc.,
                                    5.55%, 1/23/49                                                      $   19,807,413
          8,715,000                 Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                      9,984,234
                                                                                                        --------------
                                    Total Beverages                                                     $   29,791,647
----------------------------------------------------------------------------------------------------------------------
                                    Biotechnology -- 0.1%
          5,350,000                 Biogen, Inc., 5.2%, 9/15/45                                         $    6,342,728
                                                                                                        --------------
                                    Total Biotechnology                                                 $    6,342,728
----------------------------------------------------------------------------------------------------------------------
                                    Building Materials -- 0.3%
          1,790,000                 Cemex SAB de CV, 7.75%, 4/16/26 (144A)                              $    1,939,930
          5,975,000                 Owens Corning, 4.2%, 12/1/24                                             6,289,612

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 39

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Building Materials -- (continued)
          9,250,000                 Standard Industries, Inc., 5.375%, 11/15/24 (144A)                  $    9,527,500
                                                                                                        --------------
                                    Total Building Materials                                            $   17,757,042
----------------------------------------------------------------------------------------------------------------------
                                    Chemicals -- 0.9%
          4,600,000                 Braskem Netherlands Finance BV, 3.5%,
                                    1/10/23 (144A)                                                      $    4,589,650
          4,700,000                 Braskem Netherlands Finance BV, 4.5%,
                                    1/10/28 (144A)                                                           4,705,875
          3,007,000                 CF Industries, Inc., 4.95%, 6/1/43                                       2,946,860
          8,155,000                 CF Industries, Inc., 5.375%, 3/15/44                                     8,212,309
          3,820,000                 Dow Chemical Co., 4.8%, 5/15/49 (144A)                                   4,221,970
EUR       3,150,000                 INEOS Finance Plc, 2.875%, 5/1/26 (144A)                                 3,390,952
          2,197,000                 NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                2,235,447
          7,000,000                 Olin Corp., 5.625%, 8/1/29                                               7,282,100
                                                                                                        --------------
                                    Total Chemicals                                                     $   37,585,163
----------------------------------------------------------------------------------------------------------------------
                                    Commercial Services -- 0.7%
          5,435,000                 BidFair MergeRight, Inc., 7.375%, 10/15/27 (144A)                   $    5,537,287
          3,800,000                 Brink's Co., 4.625%, 10/15/27 (144A)                                     3,821,422
          3,795,000                 Prime Security Services Borrower LLC/Prime
                                    Finance, Inc., 5.75%, 4/15/26 (144A)                                     3,951,734
MXN      87,500,000                 Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                                    6/10/28 (144A)                                                           4,500,664
          4,600,000                 United Rentals North America, Inc., 4.875%, 1/15/28                      4,784,000
          9,412,000                 Verisk Analytics, Inc., 5.5%, 6/15/45                                   11,663,406
                                                                                                        --------------
                                    Total Commercial Services                                           $   34,258,513
----------------------------------------------------------------------------------------------------------------------
                                    Distribution & Wholesale -- 0.0%+
          1,445,000                 Performance Food Group, Inc., 5.5%,
                                    10/15/27 (144A)                                                     $    1,520,863
                                                                                                        --------------
                                    Total Distribution & Wholesale                                      $    1,520,863
----------------------------------------------------------------------------------------------------------------------
                                    Diversified Financial Services -- 0.6%
         10,855,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                       $   10,876,546
          6,250,000+(e)             Fixed Income Trust Series 2013-A, 7.697%, 10/15/97
                                    (Liberty Mutual 7.697% 10/15/97) (144A)                                  9,340,892
          4,430,000                 Nationstar Mortgage Holdings, Inc., 8.125%,
                                    7/15/23 (144A)                                                           4,618,275
          4,695,000                 Nationstar Mortgage LLC/Nationstar Capital Corp.,
                                    6.5%, 6/1/22                                                             4,695,000
                                                                                                        --------------
                                    Total Diversified Financial Services                                $   29,530,713
----------------------------------------------------------------------------------------------------------------------
                                    Electric -- 1.6%
          2,214,000(c)              AES Gener SA, 7.125% (5 Year USD Swap Rate +
                                    464 bps), 3/26/79 (144A)                                            $    2,316,397
         21,163,000(b)(c)           Duke Energy Corp., 4.875% (5 Year CMT
                                    Index + 339 bps)                                                        21,692,075

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Electric -- (continued)
          4,670,000(b)(c)           Electricite de France SA, 5.25% (USD Swap Rate +
                                    371 bps) (144A)                                                     $    4,780,913
          7,765,000(c)              Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                                    588 bps), 9/24/73 (144A)                                                 9,094,756
            622,843                 Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                           635,745
          5,209,000                 New York State Electric & Gas Corp., 3.3%,
                                    9/15/49 (144A)                                                           5,160,380
          2,336,000                 NextEra Energy Operating Partners LP, 4.5%,
                                    9/15/27 (144A)                                                           2,388,560
         11,460,000                 Sempra Energy, 3.4%, 2/1/28                                             11,837,693
          7,635,000                 Southern California Edison Co., 4.875%, 3/1/49                           9,168,732
          5,357,000                 Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                        5,641,189
                                                                                                        --------------
                                    Total Electric                                                      $   72,716,440
----------------------------------------------------------------------------------------------------------------------
                                    Electrical Component & Equipment -- 0.2%
EUR       7,865,000                 Belden, Inc., 3.375%, 7/15/27 (144A)                                $    8,999,644
                                                                                                        --------------
                                    Total Electrical Component & Equipment                              $    8,999,644
----------------------------------------------------------------------------------------------------------------------
                                    Electronics -- 0.5%
          4,044,000                 Amphenol Corp., 4.35%, 6/1/29                                       $    4,484,514
          5,740,000                 Flex, Ltd., 4.875%, 6/15/29                                              6,025,485
         15,200,000                 Flex, Ltd., 5.0%, 2/15/23                                               16,188,210
                                                                                                        --------------
                                    Total Electronics                                                   $   26,698,209
----------------------------------------------------------------------------------------------------------------------
                                    Energy-Alternate Sources -- 0.0%+
            883,214                 Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                        $    1,028,271
                                                                                                        --------------
                                    Total Energy-Alternate Sources                                      $    1,028,271
----------------------------------------------------------------------------------------------------------------------
                                    Entertainment -- 0.2%
          3,636,000                 Scientific Games International, Inc., 8.25%,
                                    3/15/26 (144A)                                                      $    3,857,251
          2,298,000                 Scientific Games International, Inc., 10.0%, 12/1/22                     2,389,920
                                                                                                        --------------
                                    Total Entertainment                                                 $    6,247,171
----------------------------------------------------------------------------------------------------------------------
                                    Food -- 0.5%
          2,250,000                 JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                                    2/15/28 (144A)                                                      $    2,491,875
          4,600,000                 JBS USA LUX SA/JBS USA Food Co./JBS USA
                                    Finance, Inc., 5.5%, 1/15/30 (144A)                                      4,875,908
          2,485,000                 JBS USA LUX SA/JBS USA Food Co./JBS USA
                                    Finance, Inc., 6.5%, 4/15/29 (144A)                                      2,758,300
          7,401,000                 Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                            7,417,282
          1,375,000                 Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                              1,430,275
          3,150,000                 Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                            3,119,849
                                                                                                        --------------
                                    Total Food                                                          $   22,093,489
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 41

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Forest Products & Paper -- 0.3%
         10,035,000                 International Paper Co., 6.0%, 11/15/41                             $   12,246,440
                                                                                                        --------------
                                    Total Forest Products & Paper                                       $   12,246,440
----------------------------------------------------------------------------------------------------------------------
                                    Gas -- 0.1%
          1,965,000                 Nakilat, Inc., 6.067%, 12/31/33 (144A)                              $    2,377,650
          3,273,882                 Nakilat, Inc., 6.267%, 12/31/33 (144A)                                   3,945,682
                                                                                                        --------------
                                    Total Gas                                                           $    6,323,332
----------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Products -- 0.2%
EUR       7,100,000                 DH Europe Finance II S.a.r.l., 1.8%, 9/18/49                        $    7,938,211
                                                                                                        --------------
                                    Total Healthcare-Products                                           $    7,938,211
----------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Services -- 0.4%
          4,639,000                 BCPE Cycle Merger Sub II, Inc., 10.625%,
                                    7/15/27 (144A)                                                      $    4,476,635
          1,514,000                 HCA, Inc., 5.625%, 9/1/28                                                1,687,050
          1,006,000                 HCA, Inc., 5.875%, 2/1/29                                                1,129,969
          2,400,000                 MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                      2,439,600
          3,850,000                 Tenet Healthcare Corp., 4.875%, 1/1/26 (144A)                            3,951,063
          3,210,000                 Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                           3,317,054
                                                                                                        --------------
                                    Total Healthcare-Services                                           $   17,001,371
----------------------------------------------------------------------------------------------------------------------
                                    Home Builders -- 0.4%
          1,657,000                 KB Home, 6.875%, 6/15/27                                            $    1,864,125
          5,985,000                 KB Home, 7.625%, 5/15/23                                                 6,778,012
          4,765,000                 Lennar Corp., 4.75%, 11/29/27                                            5,110,462
          2,710,000                 Meritage Homes Corp., 6.0%, 6/1/25                                       2,994,550
          1,735,000                 Meritage Homes Corp., 7.0%, 4/1/22                                       1,895,488
          3,270,000                 Toll Brothers Finance Corp., 4.875%, 11/15/25                            3,498,900
                                                                                                        --------------
                                    Total Home Builders                                                 $   22,141,537
----------------------------------------------------------------------------------------------------------------------
                                    Insurance -- 1.7%
         10,060,000                 AXA SA, 8.6%, 12/15/30                                              $   14,536,700
            737,000                 CNO Financial Group, Inc., 5.25%, 5/30/25                                  792,128
          2,331,000                 CNO Financial Group, Inc., 5.25%, 5/30/29                                2,552,445
          7,650,000(c)              Farmers Exchange Capital III, 5.454% (3 Month USD
                                    LIBOR + 345 bps), 10/15/54 (144A)                                        8,814,549
         13,080,000(c)              Farmers Insurance Exchange, 4.747% (3 Month USD
                                    LIBOR + 323 bps), 11/1/57 (144A)                                        13,671,870
EUR       2,650,000(c)              Liberty Mutual Group, Inc., 3.625% (5 Year EUR Swap
                                    Rate + 370 bps), 5/23/59 (144A)                                          3,007,325
         16,401,000                 Liberty Mutual Insurance Co., 7.697%,
                                    10/15/97 (144A)                                                         24,511,996
          3,800,000                 Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)                       4,747,519

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Insurance -- (continued)
          2,356,000                 Protective Life Corp., 4.3%, 9/30/28 (144A)                         $    2,574,375
          2,082,000                 Willis North America, Inc., 2.95%, 9/15/29                               2,049,184
                                                                                                        --------------
                                    Total Insurance                                                     $   77,258,091
----------------------------------------------------------------------------------------------------------------------
                                    Internet -- 0.5%
         14,366,000                 Expedia Group, Inc., 3.25%, 2/15/30 (144A)                          $   14,325,032
          7,725,000                 Expedia Group, Inc., 3.8%, 2/15/28                                       8,084,781
                                                                                                        --------------
                                    Total Internet                                                      $   22,409,813
----------------------------------------------------------------------------------------------------------------------
                                    Leisure Time -- 0.3%
         10,582,000                 VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                              $   10,926,973
                                                                                                        --------------
                                    Total Leisure Time                                                  $   10,926,973
----------------------------------------------------------------------------------------------------------------------
                                    Media -- 0.3%
          6,225,000                 CSC Holdings LLC, 5.5%, 5/15/26 (144A)                              $    6,551,190
          1,345,000                 CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                   1,422,190
          8,515,000                 Diamond Sports Group LLC/Diamond Sports
                                    Finance Co., 6.625%, 8/15/27 (144A)                                      8,834,312
                                                                                                        --------------
                                    Total Media                                                         $   16,807,692
----------------------------------------------------------------------------------------------------------------------
                                    Mining -- 0.7%
          1,650,000                 Anglo American Capital Plc, 4.0%, 9/11/27 (144A)                    $    1,703,872
          4,847,000                 Anglo American Capital Plc, 4.5%, 3/15/28 (144A)                         5,145,699
          3,500,000                 Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                        3,774,360
          8,500,000                 Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                       9,231,710
          4,890,000                 Freeport-McMoRan, Inc., 5.45%, 3/15/43                                   4,405,890
          1,797,000                 Rusal Capital, DAC, 4.85%, 2/1/23 (144A)                                 1,824,243
          3,550,000                 Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                                3,612,303
                                                                                                        --------------
                                    Total Mining                                                        $   29,698,077
----------------------------------------------------------------------------------------------------------------------
                                    Miscellaneous Manufacturers -- 0.0%+
          1,710,000                 Amsted Industries, Inc., 5.625%, 7/1/27 (144A)                      $    1,804,050
                                                                                                        --------------
                                    Total Miscellaneous Manufacturers                                   $    1,804,050
----------------------------------------------------------------------------------------------------------------------
                                    Multi-National -- 1.0%
         12,922,000                 Africa Finance Corp., 4.375%, 4/17/26 (144A)                        $   13,645,632
          4,880,000                 African Export-Import Bank, 3.994%, 9/21/29 (144A)                       4,880,000
INR     238,690,000                 Asian Development Bank, 6.2%, 10/6/26                                    3,287,499
          2,860,000                 Banque Ouest Africaine de Developpement, 5.0%,
                                    7/27/27 (144A)                                                           3,037,320
          8,615,000                 Banque Ouest Africaine de Developpement, 5.5%,
                                    5/6/21 (144A)                                                            8,930,826
TRY      19,330,000                 European Bank for Reconstruction & Development,
                                    27.5%, 10/2/19                                                           3,422,531
IDR 113,010,000,000                 Inter-American Development Bank, 7.875%, 3/14/23                         8,243,480
                                                                                                        --------------
                                    Total Multi-National                                                $   45,447,288
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 43

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas -- 2.5%
          6,155,000                 Apache Corp., 4.25%, 1/15/30                                        $    6,257,244
         11,320,000                 Apache Corp., 4.375%, 10/15/28                                          11,592,542
         24,010,000                 EQT Corp., 3.9%, 10/1/27                                                20,812,597
          9,480,000                 Marathon Petroleum Corp., 5.375%, 10/1/22                                9,598,672
          1,075,000                 MEG Energy Corp., 6.5%, 1/15/25 (144A)                                   1,096,500
          8,985,000                 Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                        9,232,088
          6,125,000                 Newfield Exploration Co., 5.625%, 7/1/24                                 6,756,726
         10,965,000                 Noble Energy, Inc., 5.25%, 11/15/43                                     12,212,912
          1,950,000                 Nostrum Oil & Gas Finance BV, 7.0%, 2/16/25 (144A)                         984,750
          1,338,000                 Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                         679,704
          3,620,000                 Oasis Petroleum, Inc., 6.25%, 5/1/26 (144A)                              2,932,200
          3,078,000                 Occidental Petroleum Corp., 3.2%, 8/15/26                                3,105,561
           661,000                  Occidental Petroleum Corp., 4.4%, 8/15/49                                  679,446
          3,605,000                 Parsley Energy LLC/Parsley Finance Corp., 5.25%,
                                    8/15/25 (144A)                                                           3,658,030
         10,067,000                 Valero Energy Corp., 6.625%, 6/15/37                                    13,026,349
          3,740,000                 Whiting Petroleum Corp., 6.625%, 1/15/26                                 2,524,500
          3,624,000                 WPX Energy, Inc., 5.25%, 9/15/24                                         3,687,420
          4,020,000                 YPF SA, 6.95%, 7/21/27 (144A)                                            3,069,069
ARS      22,175,000                 YPF SA, 16.5%, 5/9/22 (144A)                                               154,013
                                                                                                        --------------
                                    Total Oil & Gas                                                     $  112,060,323
----------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Services -- 0.0%+
          2,027,000                 USA Compression Partners LP/USA Compression
                                    Finance Corp., 6.875%, 9/1/27 (144A)                                $    2,092,878
                                                                                                        --------------
                                    Total Oil & Gas Services                                            $    2,092,878
----------------------------------------------------------------------------------------------------------------------
                                    Packaging & Containers -- 0.0%+
EUR       2,055,000                 Ardagh Packaging Finance Plc/Ardagh Holdings
                                    USA, Inc., 6.75%, 5/15/24 (144A)                                    $    2,355,206
                                                                                                        --------------
                                    Total Packaging & Containers                                        $    2,355,206
----------------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 1.4%
         13,065,000                 AbbVie, Inc., 4.875%, 11/14/48                                      $   14,413,783
EUR       2,805,000                 Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                           3,087,838
EUR       8,000,000                 Bausch Health Cos., Inc., 4.5%, 5/15/23                                  8,806,667
          1,775,000                 Bausch Health Cos., Inc., 5.75%, 8/15/27 (144A)                          1,918,473
          5,390,000                 Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                          5,758,437
          4,611,655                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                           5,265,362
            751,097                 CVS Pass-Through Trust, 6.036%, 12/10/28                                   844,911
            922,127                 CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                           1,181,013
          3,585,000                 Horizon Pharma USA, Inc., 5.5%, 8/1/27 (144A)                            3,728,400
          2,424,000                 Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                            2,220,990

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- (continued)
          9,160,000                 Perrigo Finance Unlimited Co., 3.9%, 12/15/24                       $    9,390,461
         13,628,000                 Teva Pharmaceutical Finance Netherlands III BV,
                                    3.15%, 10/1/26                                                           9,538,237
                                                                                                        --------------
                                    Total Pharmaceuticals                                               $   66,154,572
----------------------------------------------------------------------------------------------------------------------
                                    Pipelines -- 3.5%
          1,620,000                 Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)                   $    1,658,475
          4,440,000                 Cheniere Energy Partners LP, 5.25%, 10/1/25                              4,606,500
          2,905,000                 DCP Midstream Operating LP, 3.875%, 3/15/23                              2,937,681
          5,495,000                 DCP Midstream Operating LP, 5.6%, 4/1/44                                 5,137,825
          7,140,000                 Enable Midstream Partners LP, 4.4%, 3/15/27                              7,154,715
         13,625,000                 Enable Midstream Partners LP, 4.95%, 5/15/28                            14,150,662
          4,899,000                 Energy Transfer Operating LP, 5.5%, 6/1/27                               5,542,214
          4,555,000                 Energy Transfer Operating LP, 6.0%, 6/15/48                              5,381,484
          1,262,000                 Energy Transfer Operating LP, 6.125%, 12/15/45                           1,480,566
            796,000                 EnLink Midstream LLC, 5.375%, 6/1/29                                       760,180
         15,145,000                 EnLink Midstream Partners LP, 5.45%, 6/1/47                             12,343,175
          1,140,000                 EnLink Midstream Partners LP, 5.6%, 4/1/44                                 931,950
          4,531,000                 Genesis Energy LP/Genesis Energy Finance Corp.,
                                    6.75%, 8/1/22                                                            4,597,153
         14,573,000                 Kinder Morgan, Inc., 5.05%, 2/15/46                                     16,162,408
          4,224,000                 Midwest Connector Capital Co. LLC, 4.625%,
                                    4/1/29 (144A)                                                            4,640,435
          9,425,000                 ONEOK, Inc., 6.875%, 9/30/28                                            11,712,615
         14,850,000                 Phillips 66 Partners LP, 3.75%, 3/1/28                                  15,442,893
          7,260,000                 Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                              8,005,004
          4,525,000                 Sunoco Logistics Partners Operations LP,
                                    5.4%, 10/1/47                                                            4,937,259
          3,715,000                 Sunoco Logistics Partners Operations LP,
                                    6.1%, 2/15/42                                                            4,241,046
          2,275,000                 Targa Resources Partners LP/Targa Resources Partners
                                    Finance Corp., 5.0%, 1/15/28                                             2,300,708
          5,253,000                 Williams Cos., Inc., 5.75%, 6/24/44                                      6,061,953
          8,175,000                 Williams Cos., Inc., 7.5%, 1/15/31                                      10,740,737
          8,690,000                 Williams Cos., Inc., 7.75%, 6/15/31                                     11,520,570
                                                                                                        --------------
                                    Total Pipelines                                                     $  162,448,208
----------------------------------------------------------------------------------------------------------------------
                                    Real Estate -- 0.3%
         13,000,000(b)(c)           AT Securities BV, 5.25% (5 Year USD Swap
                                    Rate + 355 bps)                                                     $   13,016,250
                                                                                                        --------------
                                    Total Real Estate                                                   $   13,016,250
----------------------------------------------------------------------------------------------------------------------
                                    REITS -- 0.7%
          4,800,000                 GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30                $    4,823,856
          3,820,000                 Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                   3,999,070

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 45

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    REITS -- (continued)
          4,185,000                 Highwoods Realty LP, 4.125%, 3/15/28                                $    4,457,594
          3,625,000                 iStar, Inc., 4.75%, 10/1/24                                              3,688,727
          5,222,000                 MPT Operating Partnership LP/MPT Finance Corp.,
                                    4.625%, 8/1/29                                                           5,378,660
            770,000                 SBA Tower Trust, 2.877%, 7/9/21 (144A)                                     772,601
         10,050,000                 SBA Tower Trust, 3.869%, 10/8/24 (144A)                                 10,464,074
                                                                                                        --------------
                                    Total REITS                                                         $   33,584,582
----------------------------------------------------------------------------------------------------------------------
                                    Software -- 0.1%
EUR       2,272,000                 IQVIA, Inc., 2.25%, 1/15/28 (144A)                                  $    2,519,818
                                                                                                        --------------
                                    Total Software                                                      $    2,519,818
----------------------------------------------------------------------------------------------------------------------
                                    Telecommunications -- 0.7%
          1,425,000                 Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                     $    1,439,666
            681,000                 Digicel Group One, Ltd., 8.25%, 12/30/22 (144A)                            401,790
            644,000                 Digicel Group Two, Ltd., 8.25%, 9/30/22 (144A)                             132,020
          9,600,000                 Digicel, Ltd., 6.0%, 4/15/21 (144A)                                      6,768,096
            982,000                 Frontier Communications Corp., 8.75%, 4/15/22                              436,990
          5,900,000                 Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                          5,953,395
          1,496,000                 Millicom International Cellular SA, 6.25%,
                                    3/25/29 (144A)                                                           1,633,797
          4,425,000                 MTN Mauritius Investment, Ltd., 6.5%,
                                    10/13/26 (144A)                                                          4,838,516
          4,375,000                 Sprint Corp., 7.25%, 9/15/21                                             4,668,563
          4,000,000                 Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/
                                    Sprint Spectrum Co. III LLC, 4.738%, 3/20/25 (144A)                      4,252,040
          1,581,935                 Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/
                                    Sprint Spectrum Co. III LLC, 5.152%, 3/20/28 (144A)                      1,716,399
          4,605,000                 Windstream Services LLC/Windstream Finance Corp.,
                                    8.625%, 10/31/25 (144A)                                                  4,685,588
                                                                                                        --------------
                                    Total Telecommunications                                            $   36,926,860
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $1,267,712,483)                                               $1,337,418,790
----------------------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 3.9%
                                    of Net Assets
                                    Argentina -- 0.3%
          2,050,000                 Argentine Republic Government International Bond,
                                    6.625%, 7/6/28                                                      $      850,750
          4,090,000                 Argentine Republic Government International Bond,
                                    7.5%, 4/22/26                                                            1,779,191
          8,500,000                 Ciudad Autonoma De Buenos Aires, 7.5%,
                                    6/1/27 (144A)                                                            6,132,835
          1,209,984                 Province of Salta Argentina, 9.5%, 3/16/22 (144A)                        1,028,487
          2,315,000                 Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                          843,818

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Argentina -- (continued)
          6,680,000                 Provincia del Chubut Argentina, 7.75%,
                                    7/26/26 (144A)                                                      $    3,874,400
                                                                                                        --------------
                                    Total Argentina                                                     $   14,509,481
----------------------------------------------------------------------------------------------------------------------
                                    Bahrain -- 0.3%
          7,000,000                 Bahrain Government International Bond, 5.625%,
                                    9/30/31 (144A)                                                      $    7,060,914
          5,010,000                 Bahrain Government International Bond, 7.0%,
                                    10/12/28 (144A)                                                          5,617,182
                                                                                                        --------------
                                    Total Bahrain                                                       $   12,678,096
----------------------------------------------------------------------------------------------------------------------
                                    Egypt -- 1.0%
EGP     197,044,000                 Egypt Government Bond, 15.7%, 11/7/27                               $   12,937,838
EGP     139,356,000                 Egypt Government Bond, 16.1%, 5/7/29                                     9,292,725
EUR       5,000,000                 Egypt Government International Bond, 4.75%,
                                    4/11/25 (144A)                                                           5,645,560
EGP     101,975,000(g)              Egypt Treasury Bills, 3/3/20                                             5,876,469
EGP     215,375,000(g)              Egypt Treasury Bills, 2/4/20                                            12,555,142
                                                                                                        --------------
                                    Total Egypt                                                         $   46,307,734
----------------------------------------------------------------------------------------------------------------------
                                    Indonesia -- 0.3%
IDR 219,632,000,000                 Indonesia Treasury Bond, 6.125%, 5/15/28                            $   14,318,242
                                                                                                        --------------
                                    Total Indonesia                                                     $   14,318,242
----------------------------------------------------------------------------------------------------------------------
                                    Ivory Coast -- 0.0%+
          2,500,000                 Ivory Coast Government International Bond,
                                    6.125%, 6/15/33 (144A)                                              $    2,406,495
                                                                                                        --------------
                                    Total Ivory Coast                                                   $    2,406,495
----------------------------------------------------------------------------------------------------------------------
                                    Mexico -- 0.8%
MXN     176,043,000                 Mexican Bonos, 6.5%, 6/9/22                                         $    8,873,965
MXN      46,890,000                 Mexican Bonos, 7.5%, 6/3/27                                              2,466,969
MXN     454,740,500                 Mexican Bonos, 8.0%, 12/7/23                                            24,126,605
                                                                                                        --------------
                                    Total Mexico                                                        $   35,467,539
----------------------------------------------------------------------------------------------------------------------
                                    Norway -- 0.2%
NOK      63,500,000                 Norway Government Bond, 2.0%, 5/24/23 (144A)                        $    7,151,355
                                                                                                        --------------
                                    Total Norway                                                        $    7,151,355
----------------------------------------------------------------------------------------------------------------------
                                    Oman -- 0.2%
          7,369,000                 Oman Government International Bond, 5.625%,
                                    1/17/28 (144A)                                                      $    7,250,625
          4,308,000                 Oman Government International Bond, 6.0%,
                                    8/1/29 (144A)                                                            4,283,358
                                                                                                        --------------
                                    Total Oman                                                          $   11,533,983
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 47

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Russia -- 0.0%+
RUB          25,000                 Russian Federal Bond - OFZ, 7.6%, 7/20/22                           $          395
                                                                                                        --------------
                                    Total Russia                                                        $          395
----------------------------------------------------------------------------------------------------------------------
                                    Sri Lanka -- 0.2%
          6,170,000                 Sri Lanka Government International Bond, 7.55%,
                                    3/28/30 (144A)                                                      $    6,083,072
          3,725,000                 Sri Lanka Government International Bond, 7.85%,
                                    3/14/29 (144A)                                                           3,743,852
                                                                                                        --------------
                                    Total Sri Lanka                                                     $    9,826,924
----------------------------------------------------------------------------------------------------------------------
                                    Tunisia -- 0.1%
EUR       3,250,000                 Banque Centrale de Tunisie International Bond,
                                    6.375%, 7/15/26 (144A)                                              $    3,423,589
                                                                                                        --------------
                                    Total Tunisia                                                       $    3,423,589
----------------------------------------------------------------------------------------------------------------------
                                    Uruguay -- 0.5%
UYU     313,503,000                 Uruguay Government International Bond, 8.5%,
                                    3/15/28 (144A)                                                      $    7,315,918
UYU     476,113,000                 Uruguay Government International Bond, 9.875%,
                                    6/20/22 (144A)                                                          12,720,822
                                                                                                        --------------
                                    Total Uruguay                                                       $   20,036,740
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $200,565,529)                                                 $  177,660,573
----------------------------------------------------------------------------------------------------------------------
                                    INSURANCE-LINKED SECURITIES -- 4.1%
                                    of Net Assets(h)
                                    Catastrophe Linked Bonds -- 1.4%
                                    Earthquakes -- California -- 0.2%
          5,000,000(d)              Ursa Re, 5.31% (3 Month U.S. Treasury Bill +
                                    350 bps), 5/27/20 (144A)                                            $    4,956,500
          2,550,000(d)              Ursa Re, 5.81% (3 Month U.S. Treasury Bill +
                                    400 bps), 12/10/19 (144A)                                                2,530,365
          2,000,000(d)              Ursa Re, 7.81% (3 Month U.S. Treasury Bill +
                                    600 bps), 5/27/20 (144A)                                                 1,986,400
                                                                                                        --------------
                                                                                                        $    9,473,265
----------------------------------------------------------------------------------------------------------------------
                                    Earthquakes -- Chile -- 0.1%
          1,950,000(d)              International Bank for Reconstruction & Development,
                                    4.458% (3 Month USD LIBOR + 250 bps),
                                    2/15/21 (144A)                                                      $    1,935,180
          1,550,000(d)              International Bank for Reconstruction & Development,
                                    4.958% (3 Month USD LIBOR + 300 bps),
                                    2/15/21 (144A)                                                           1,535,585
                                                                                                        --------------
                                                                                                        $    3,470,765
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Earthquakes -- Mexico -- 0.0%+
          1,350,000(d)              International Bank for Reconstruction & Development,
                                    4.458% (3 Month USD LIBOR + 250 bps),
                                    2/14/20 (144A)                                                      $    1,343,250
----------------------------------------------------------------------------------------------------------------------
                                    Earthquakes -- U.S. -- 0.0%+
          1,000,000(d)              Acorn Re, 4.872% (3 Month USD LIBOR + 275 bps),
                                    11/10/21 (144A)                                                     $      993,000
----------------------------------------------------------------------------------------------------------------------
                                    Health -- U.S. -- 0.1%
          2,900,000(d)              Vitality Re VII, 3.96% (3 Month U.S. Treasury Bill +
                                    215 bps), 1/7/20 (144A)                                             $    2,904,350
----------------------------------------------------------------------------------------------------------------------
                                    Inland Flood -- U.S. -- 0.0%+
           250,000(d)               FloodSmart Re, 13.06% (3 Month U.S. Treasury Bill +
                                    1,125 bps), 8/6/21 (144A)                                           $      249,750
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Europe -- 0.0%+
EUR       1,500,000+(d)             Lion II Re, DAC, 3.29% (3 Month EURIBOR +
                                    329 bps), 7/15/21 (144A)                                            $    1,630,156
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. -- 0.6%
          2,250,000(d)              Bowline Re, 6.31% (3 Month U.S. Treasury Bill +
                                    450 bps), 5/23/22 (144A)                                            $    2,215,125
          3,500,000(d)              Kilimanjaro II Re, 8.063% (6 Month USD LIBOR +
                                    630 bps), 4/20/21 (144A)                                                 3,524,500
          4,500,000(d)              Kilimanjaro II Re, 9.673% (6 Month USD LIBOR +
                                    791 bps), 4/20/21 (144A)                                                 4,506,750
          2,500,000(d)              Kilimanjaro Re, 7.029% (3 Month USD LIBOR +
                                    494 bps), 5/6/22 (144A)                                                  2,461,250
          4,850,000(d)              Kilimanjaro Re, 8.565% (3 Month U.S. Treasury Bill +
                                    675 bps), 12/6/19 (144A)                                                 4,826,235
          3,400,000(d)              Kilimanjaro Re, 11.065% (3 Month U.S. Treasury Bill +
                                    925 bps), 12/6/19 (144A)                                                 3,381,980
          1,650,000+(d)             Panthera Re, 5.31% (3 Month U.S. Treasury Bill +
                                    350 bps), 3/9/20 (144A)                                                  1,660,230
          3,000,000(d)              Residential Reinsurance 2016, 5.78% (3 Month U.S.
                                    Treasury Bill + 397 bps), 12/6/20 (144A)                                 2,979,000
          3,150,000(d)              Sanders Re, 4.734% (6 Month USD LIBOR +
                                    299 bps), 12/6/21 (144A)                                                 3,088,260
                                                                                                        --------------
                                                                                                        $   28,643,330
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. Regional -- 0.1%
          2,600,000(d)              Longpoint Re III, 4.56% (3 Month U.S. Treasury Bill +
                                    275 bps), 6/1/22 (144A)                                             $    2,600,000
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 0.2%
          2,000,000(d)              Galilei Re, 7.461% (6 Month USD LIBOR + 560 bps),
                                    1/8/20 (144A)                                                       $    1,990,800
          2,000,000(d)              Galilei Re, 7.481% (6 Month USD LIBOR + 560 bps),
                                    1/8/21 (144A)                                                            1,986,600

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 49

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- (continued)
          1,900,000(d)              Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                                    1/8/20 (144A)                                                       $    1,903,040
          2,500,000(d)              Galilei Re, 8.661% (6 Month USD LIBOR + 678 bps),
                                    1/8/21 (144A)                                                            2,506,250
                                                                                                        --------------
                                                                                                        $    8,386,690
----------------------------------------------------------------------------------------------------------------------
                                    Pandemic -- Worldwide -- 0.0%+
          2,400,000(d)              International Bank for Reconstruction & Development,
                                    8.713% (6 Month USD LIBOR + 690 bps),
                                    7/15/20 (144A)                                                      $    2,406,240
----------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- Florida -- 0.0%+
          1,800,000(d)              Casablanca Re, 6.127% (6 Month USD LIBOR +
                                    402 bps), 6/4/20 (144A)                                             $    1,818,000
----------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- Texas -- 0.1%
          2,400,000(d)              Alamo Re, 5.62% (3 Month U.S. Treasury Bill +
                                    381 bps), 6/8/20 (144A)                                             $    2,414,400
----------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- U.S. Multistate -- 0.0%+
          1,000,000(d)              Citrus Re, 2.31% (1 Month U.S. Treasury Bill +
                                    50 bps), 4/9/20 (144A)                                              $      250,000
                                                                                                        --------------
                                    Total Catastrophe Linked Bonds                                      $   66,583,196
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
----------------------------------------------------------------------------------------------------------------------
                                    Collateralized Reinsurance -- 0.5%
                                    Multiperil -- Massachusetts -- 0.1%
          2,537,500+(i)             Denning Re 2019, 7/31/20                                            $    2,502,694
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. -- 0.0%+
            600,000+(a)(i)          Dingle Re 2019, 2/1/20                                              $      601,380
          3,900,000+(a)(i)          Kingsbarns Re 2017, 5/19/20                                                  3,900
          1,150,000+(a)(i)          Port Royal Re 2019, 5/31/20                                              1,147,488
          1,100,000+(a)(i)          Riviera Re 2019, 5/31/20                                                 1,087,248
                                                                                                        --------------
                                                                                                        $    2,840,016
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. Regional -- 0.1%
          2,000,000+(a)(i)          Ailsa Re 2019, 6/30/20                                              $    2,053,438
          1,199,000+(a)(i)          Ocean View Re 2019, 6/30/20                                              1,172,850
                                                                                                        --------------
                                                                                                        $    3,226,288
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 0.2%
          6,147,969+(i)             Kilarney Re 2018, 4/15/20                                           $    3,103,495
             12,000+(i)             Limestone Re 2016-1, 8/31/21                                                14,540
             86,000+(i)             Limestone Re 2016-1, 8/31/21                                               104,206
          1,250,000+(a)(i)          Limestone Re 2019-2, 10/1/23                                             1,281,500
            500,000+(a)(i)          Limestone Re 2019-B, 9/9/22 (144A)                                         550,850

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- (continued)
          1,000,000+(i)             Merion Re 2018-1, 12/31/21                                          $       63,500
          1,038,576+(a)(i)          Merion Re 2019-1, 12/31/22                                               1,000,839
          1,500,000+(a)(i)          Mid Ocean Re 2019, 7/31/20                                               1,427,587
            850,000+(a)(i)          Old Head Re 2019, 12/31/22                                                 834,942
          4,500,000+(a)(i)          Resilience Re, 4/6/20                                                          450
            850,864+(i)             Seminole Re 2018, 1/15/20                                                  269,813
            214,287+(a)(i)          Seminole Re 2019, 1/31/20                                                  210,150
            608,616+(a)(i)          Walton Health Re 2018, 6/15/20                                             304,308
            300,000+(a)(i)          Walton Health Re 2019, 6/30/20                                             257,080
                                                                                                        --------------
                                                                                                        $    9,423,260
----------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- Florida -- 0.1%
          1,750,000+(i)             Formby Re 2018, 2/28/20                                             $      554,513
            598,118+(a)(i)          Formby Re 2018-2, 3/31/20                                                    4,904
          2,200,000+(a)(i)          Portrush Re 2017, 6/15/20                                                1,406,606
                                                                                                        --------------
                                                                                                        $    1,966,023
----------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- North Carolina -- 0.0%+
          1,000,000+(a)(i)          Lahinch Re 2019, 5/31/20                                            $    1,000,990
----------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- U.S. Regional -- 0.0%+
          1,250,000+(a)(i)          Oakmont Re 2017, 4/15/20                                            $       36,750
          1,900,000+(a)(i)          Oakmont Re 2019, 4/30/20                                                 1,894,907
            250,000+(a)(i)          Resilience Re, 6/15/20                                                     121,250
                                                                                                        --------------
                                                                                                        $    2,052,907
                                                                                                        --------------
                                    Total Collateralized Reinsurance                                    $   23,012,178
----------------------------------------------------------------------------------------------------------------------
                                    Industry Loss Warranties -- 0.0%+
                                    Windstorm -- U.S. -- 0.0%+
          1,500,000+(a)             Westport Re 2019, 1/15/20                                           $    1,464,193
                                                                                                        --------------
                                    Total Industry Loss Warranties                                      $    1,464,193
----------------------------------------------------------------------------------------------------------------------
                                    Reinsurance Sidecars -- 2.2%
                                    Multiperil -- U.S. -- 0.3%
         11,480,000+(a)(i)          Carnoustie Re 2015, 7/31/20                                         $       36,736
         10,280,000+(a)(i)          Carnoustie Re 2016, 11/30/20                                               277,560
         10,188,000+(a)(i)          Carnoustie Re 2017, 11/30/21                                             2,589,790
          3,000,000+(a)(i)          Carnoustie Re 2018, 12/31/21                                               299,400
          1,000,000+(a)(i)          Carnoustie Re 2019, 12/31/22                                             1,052,427
          2,800,000+(a)(i)          Castle Stuart Re 2018, 12/1/21                                           2,361,520
          3,000,000+(a)(j)          Harambee Re 2018, 12/31/21                                                 345,000
          5,000,000+(a)(j)          Harambee Re 2019, 12/31/22                                               5,302,500
          3,554,000+(a)(i)          Prestwick Re 2015-1, 7/31/20                                                60,418
          2,500,014+(a)(i)          Sector Re V, Series 7, Class G, 3/1/22 (144A)                            2,087,832
                                                                                                        --------------
                                                                                                        $   14,413,183
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 51

----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 1.9%
            550,000+(a)(i)          Alturas Re 2019-1, 3/10/23                                          $      586,025
          2,750,000+(a)(i)          Alturas Re 2019-2, 3/10/22                                               2,940,850
          2,133,500+(a)(i)          Arlington Re 2015, 2/1/20                                                  103,688
          4,000,000+(a)(i)          Bantry Re 2016, 3/30/20                                                    322,400
          3,000,000+(a)(i)          Bantry Re 2017, 3/31/20                                                    951,300
          2,500,000+(a)(i)          Bantry Re 2018, 12/31/21                                                   153,500
          4,000,000+(a)(i)          Bantry Re 2019, 12/31/22                                                 4,168,262
          3,605,000+(a)(i)          Berwick Re 2017-1, 2/1/20                                                  119,325
         13,924,181+(i)             Berwick Re 2018-1, 12/31/21                                              2,223,692
          9,947,951+(a)(i)          Berwick Re 2019-1, 12/31/22                                             10,693,605
          1,750,000+(a)(j)          Blue Lotus Re, 12/31/21                                                  1,887,900
          7,362,500+(a)(i)          Eden Re II, 3/22/23 (144A)                                               8,261,461
            155,000+(a)(i)          Eden Re II, 3/22/22 (144A)                                                 349,448
            232,500+(a)(i)          Eden Re II, 3/22/22 (144A)                                                 436,038
          6,500,000+(i)             Gleneagles Re 2016, 11/30/20                                               202,800
          1,500,000+(a)(i)          Gleneagles Re 2018, 12/31/21                                               177,450
          1,156,688+(a)(i)          Gleneagles Re 2019, 12/31/22                                             1,232,494
          2,737,878+(i)             Gullane Re 2018, 12/31/21                                                2,677,879
             87,000+(a)(i)          Limestone Re 2018, 3/1/22                                                  353,551
            500,000+(a)(j)          Lion Rock Re 2019, 1/31/20                                                 536,150
          6,000,000+(a)(j)          Lorenz Re 2018, 7/1/21                                                   1,259,400
          2,545,246+(a)(j)          Lorenz Re 2019, 6/30/22                                                  2,708,651
          8,500,000+(a)(i)          Merion Re 2018-2, 12/31/21                                               8,898,376
         15,300,000+(i)             Pangaea Re 2015-1, 2/1/20                                                   20,015
         14,520,000+(i)             Pangaea Re 2015-2, 11/30/19                                                 21,648
         14,000,000+(i)             Pangaea Re 2016-1, 11/30/20                                                 38,410
          6,150,000+(i)             Pangaea Re 2016-2, 11/30/20                                                 18,303
          6,000,000+(a)(i)          Pangaea Re 2017-1, 11/30/21                                                 96,600
          4,750,000+(a)(i)          Pangaea Re 2018-1, 12/31/21                                                279,300
          7,100,000+(a)(i)          Pangaea Re 2018-3, 7/1/22                                                  352,160
          3,891,425+(a)(i)          Pangaea Re 2019-1, 2/1/23                                                4,075,215
          5,220,725+(a)(i)          Pangaea Re 2019-3, 7/1/23                                                5,439,517
            600,000+(a)(i)          Sector Re V, Series 7, Class C, 12/1/22 (144A)                             161,254
            750,000+(a)(i)          Sector Re V, Series 7, Class C, 12/1/22 (144A)                             201,568
          3,000,000+(a)(i)          Sector Re V, Series 8, Class C, 12/1/23 (144A)                           3,239,663
            900,000+(a)(i)          Sector Re V, Series 8, Class D, 12/1/23 (144A)                             971,899
              1,516+(i)             Sector Re V, Series 8, Class F, 3/1/23 (144A)                               76,297
              5,326+(i)             Sector Re V, Series 8, Class G, 3/1/23 (144A)                              193,524
            900,000+(a)(i)          Sector Re V, Series 9, Class A, 3/1/24 (144A)                              945,680
          1,696,451+(a)(i)          Sector Re V, Series 9, Class G, 3/1/24 (144A)                            1,844,501
          5,855,000+(a)(i)          St. Andrews Re 2017-1, 2/1/20                                              396,969
          2,606,976+(a)(i)          St. Andrews Re 2017-4, 6/1/20                                              256,526

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- (continued)
          1,000,000+(a)(j)          Thopas Re 2018, 12/31/21                                            $      104,200
          3,000,000+(a)(j)          Thopas Re 2019, 12/31/22                                                 3,358,800
          5,750,000+(i)             Versutus Re 2017, 11/30/21                                                  74,175
          3,000,000+(a)(i)          Versutus Re 2018, 12/31/21                                                      --
          2,647,642+(a)(i)          Versutus Re 2019-A, 12/31/21                                             2,946,826
            852,358+(a)(i)          Versutus Re 2019-B, 12/31/21                                               948,674
          1,250,000+(a)(j)          Viribus Re 2018, 12/31/21                                                  240,125
          3,650,000+(a)(j)          Viribus Re 2019, 12/31/22                                                4,238,015
          1,826,168+(i)             Woburn Re 2018, 12/31/21                                                   776,121
          3,539,362+(a)(i)          Woburn Re 2019, 12/31/22                                                 3,785,240
                                                                                                        --------------
                                                                                                        $   86,345,470
                                                                                                        --------------
                                    Total Reinsurance Sidecars                                          $  100,758,653
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INSURANCE-LINKED SECURITIES
                                    (Cost $194,387,912)                                                 $  191,818,220
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
----------------------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 0.4% of Net Assets(k)
                                    Municipal General Obligation -- 0.2%
         13,525,000(l)(m)           Commonwealth of Puerto Rico, Series A,
                                    8.0%, 7/1/35                                                        $    8,064,281
                                                                                                        --------------
                                    Total Municipal General Obligation                                  $    8,064,281
----------------------------------------------------------------------------------------------------------------------
                                    Municipal Higher Education -- 0.1%
          2,300,000                 Amherst College, 3.794%, 11/1/42                                    $    2,528,210
          2,840,000                 Massachusetts Development Finance Agency, Harvard
                                    University, Series A, 5.0%, 7/15/40                                      4,145,179
                                                                                                        --------------
                                    Total Municipal Higher Education                                    $    6,673,389
----------------------------------------------------------------------------------------------------------------------
                                    Municipal Transportation -- 0.1%
          2,620,000                 Port Authority of New York & New Jersey,
                                    Consolidated-174TH, 4.458%, 10/1/62                                 $    3,325,959
                                                                                                        --------------
                                    Total Municipal Transportation                                      $    3,325,959
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $17,777,356)                                                  $   18,063,629
----------------------------------------------------------------------------------------------------------------------
                                    SENIOR SECURED FLOATING RATE LOAN
                                    INTERESTS -- 3.7% of Net Assets*(d)
                                    Aerospace & Defense -- 0.0%+
          1,070,428                 American Airlines, Inc., 2017 Class B Term Loan,
                                    4.028% (LIBOR + 200 bps), 12/14/23                                  $    1,071,014
            938,438                 United Airlines, Inc., Refinanced Term Loan, 3.794%
                                    (LIBOR + 175 bps), 4/1/24                                                  877,439
                                                                                                        --------------
                                    Total Aerospace & Defense                                           $    1,948,453
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 53

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Automobile -- 0.2%
          1,784,325                 American Axle & Manufacturing, Inc., Tranche B Term
                                    Loan, 4.322% (LIBOR + 225 bps), 4/6/24                              $    1,752,138
          3,331,192                 CWGS Group LLC, (aka Camping World, Inc.), Term
                                    Loan, 4.85% (LIBOR + 275 bps), 11/8/23                                   2,852,333
          3,308,333                 Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                    4.06% (LIBOR + 200 bps), 3/3/25                                          3,261,669
          2,570,028                 Navistar, Inc., Tranche B Term Loan, 5.53% (LIBOR +
                                    350 bps), 11/6/24                                                        2,565,995
                                                                                                        --------------
                                    Total Automobile                                                    $   10,432,135
----------------------------------------------------------------------------------------------------------------------
                                    Beverage, Food & Tobacco -- 0.1%
          1,103,010                 Albertson's LLC, 2019 Term B-8 Loan, 4.794%
                                    (LIBOR + 275 bps), 8/17/26                                          $    1,111,076
            879,464                 Albertson's LLC, 2019-1 Term B-7 Loan, 4.794%
                                    (LIBOR + 275 bps), 11/17/25                                                885,991
          4,031,476                 JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
                                    4.544% (LIBOR + 250 bps), 5/1/26                                         4,056,254
                                                                                                        --------------
                                    Total Beverage, Food & Tobacco                                      $    6,053,321
----------------------------------------------------------------------------------------------------------------------
                                    Broadcasting & Entertainment -- 0.0%+
          1,600,000                 Sinclair Television Group, Inc., Tranche B-2b Term
                                    Loan, 4.54% (LIBOR + 250 bps), 9/30/26                              $    1,609,501
                                                                                                        --------------
                                    Total Broadcasting & Entertainment                                  $    1,609,501
----------------------------------------------------------------------------------------------------------------------
                                    Buildings & Real Estate -- 0.2%
            286,475                 Builders FirstSource, Inc., Refinancing Term Loan,
                                    5.044% (LIBOR + 300 bps), 2/29/24                                   $      287,522
          8,992,147                 Uniti Group, Inc., Shortfall Term Loan, 7.044% (LIBOR +
                                    500 bps), 10/24/22                                                       8,787,018
          2,064,702                 WireCo WorldGroup, Inc. (WireCo WorldGroup
                                    Finance LP), First Lien Initial Term Loan, 7.044%
                                    (LIBOR + 500 bps), 9/29/23                                               2,025,989
                                                                                                        --------------
                                    Total Buildings & Real Estate                                       $   11,100,529
----------------------------------------------------------------------------------------------------------------------
                                    Chemicals, Plastics & Rubber -- 0.2%
          3,765,647                 Axalta Coating Systems Dutch Holding B BV (Axalta
                                    Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
                                    Loan, 3.854% (LIBOR + 175 bps), 6/1/24                              $    3,773,001
          1,640,592                 Element Solutions, Inc. (Macdermid, Inc.), Initial Term
                                    Loan, 4.294% (LIBOR + 225 bps), 1/30/26                                  1,648,283
            855,714                 Omnova Solutions, Inc., Term B-2 Loan, 5.294%
                                    (LIBOR + 325 bps), 8/25/23                                                 856,784
          3,298,026                 Reynolds Group Holdings, Inc., Incremental US Term
                                    Loan, 4.794% (LIBOR + 275 bps), 2/5/23                                   3,307,043
          1,784,172                 Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                                    4.817% (LIBOR + 275 bps), 9/23/24                                        1,786,179
                                                                                                        --------------
                                    Total Chemicals, Plastics & Rubber                                  $   11,371,290
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Computers & Electronics -- 0.0%+
          1,468,856                 ON Semiconductor Corp., 2019 New Replacement
                                    Term B-4 Loan, 4.044% (LIBOR + 200 bps), 9/19/26                    $    1,476,404
                                                                                                        --------------
                                    Total Computers & Electronics                                       $    1,476,404
----------------------------------------------------------------------------------------------------------------------
                                    Construction & Building -- 0.0%+
          2,087,921                 Quikrete Holdings, Inc., First Lien Initial Term Loan,
                                    4.794% (LIBOR + 275 bps), 11/15/23                                  $    2,081,613
                                                                                                        --------------
                                    Total Construction & Building                                       $    2,081,613
----------------------------------------------------------------------------------------------------------------------
                                    Consumer Services -- 0.0%+
          1,221,785                 Prime Security Services Borrower LLC (aka
                                    Protection 1 Security Solutions), First Lien 2019
                                    Refinancing Term B-1 Loan, 5.21% (LIBOR +
                                    325 bps), 9/23/26                                                   $    1,209,348
                                                                                                        --------------
                                    Total Consumer Services                                             $    1,209,348
----------------------------------------------------------------------------------------------------------------------
                                    Diversified & Conglomerate Manufacturing -- 0.0%+
          1,298,563                 Pelican Products, Inc., First Lien Term Loan, 5.539%
                                    (LIBOR + 350 bps), 5/1/25                                           $    1,248,243
                                                                                                        --------------
                                    Total Diversified & Conglomerate Manufacturing                      $    1,248,243
----------------------------------------------------------------------------------------------------------------------
                                    Diversified & Conglomerate Service -- 0.2%
            471,085                 AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial
                                    Term Loan, 5.32% (LIBOR + 325 bps), 3/3/25                          $      458,719
          1,544,348                 Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                                    Closing Date Term Loan, 4.544% (LIBOR +
                                    250 bps), 3/1/24                                                         1,538,918
          2,455,000                 DynCorp International, Inc., Term Loan, 8.028%
                                    (LIBOR + 600 bps), 8/18/25                                               2,405,900
          2,170,302                 Gates Global LLC, Initial B-2 Dollar Term Loan, 4.794%
                                    (LIBOR + 275 bps), 4/1/24                                                2,143,174
            216,772                 National Mentor Holdings, Inc. (aka Civitas Solutions,
                                    Inc.), First Lien Initial Term Loan, 6.3% (LIBOR +
                                    425 bps), 3/9/26                                                           217,494
            424,491                 NVA Holdings, Inc., First Lien Term B-3 Loan, 4.794%
                                    (LIBOR + 275 bps), 2/2/25                                                  424,922
            571,713                 West Corp., Initial Term B Loan, 6.044% (LIBOR +
                                    400 bps), 10/10/24                                                         510,730
                                                                                                        --------------
                                    Total Diversified & Conglomerate Service                            $    7,699,857
----------------------------------------------------------------------------------------------------------------------
                                    Electronics -- 0.3%
            478,556                 Avast Software BV, 2018 Refinancing Dollar Term Loan,
                                    4.354% (LIBOR + 225 bps), 9/29/23                                   $      481,884
          7,881,604                 Scientific Games International, Inc., Initial Term B-5
                                    Loan, 4.876% (LIBOR + 275 bps), 8/14/24                                  7,826,717
          3,728,777                 Verint Systems, Inc., Refinancing Term Loan, 4.147%
                                    (LIBOR + 200 bps), 6/28/24                                               3,749,752
                                                                                                        --------------
                                    Total Electronics                                                   $   12,058,353
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 55

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Entertainment & Leisure -- 0.1%
          3,849,427                 Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other
                                    Term B Loan, 4.044% (LIBOR + 200 bps), 2/22/24                      $    3,869,275
                                                                                                        --------------
                                    Total Entertainment & Leisure                                       $    3,869,275
----------------------------------------------------------------------------------------------------------------------
                                    Financial Services -- 0.2%
          5,823,207                 RPI Finance Trust, Initial Term Loan B-6, 4.044%
                                    (LIBOR + 200 bps), 3/27/23                                          $    5,859,148
          2,179,164                 Trans Union LLC, 2017 Replacement Term B-3 Loan,
                                    4.044% (LIBOR + 200 bps), 4/10/23                                        2,189,038
                                                                                                        --------------
                                    Total Financial Services                                            $    8,048,186
----------------------------------------------------------------------------------------------------------------------
                                    Healthcare & Pharmaceuticals -- 0.3%
          2,370,438                 Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                                    Loan, 6.313% (LIBOR + 425 bps), 4/29/24                             $    2,161,839
          6,369,473                 Gentiva Health Services, Inc., First Lien Closing Date
                                    Initial Term Loan, 5.813% (LIBOR +
                                    375 bps), 7/2/25                                                         6,413,187
          1,715,499                 Prestige Brands, Inc., Term B-4 Loan, 4.044% (LIBOR +
                                    200 bps), 1/26/24                                                        1,720,646
          1,579,817                 Sterigenics-Nordion Holdings LLC, Incremental Term
                                    Loan, 5.044% (LIBOR + 300 bps), 5/15/22                                  1,563,526
                                                                                                        --------------
                                    Total Healthcare & Pharmaceuticals                                  $   11,859,198
----------------------------------------------------------------------------------------------------------------------
                                    Healthcare, Education & Childcare -- 0.4%
          4,231,406                 Alliance HealthCare Services, Inc., First Lien Initial Term
                                    Loan, 6.544% (LIBOR + 450 bps), 10/24/23                            $    4,019,836
          1,810,297                 KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                                    Term B-3 Loan, 5.854% (LIBOR + 375 bps), 2/21/25                         1,810,749
          9,294,811                 Regionalcare Hospital Partners Holdings, Inc., First Lien
                                    Term B Loan, 6.554% (LIBOR + 450 bps), 11/16/25                          9,313,689
          1,761,455                 Select Medical Corp., Tranche B Term Loan, 4.58%
                                    (LIBOR + 250 bps), 3/6/25                                                1,764,206
                                                                                                        --------------
                                    Total Healthcare, Education & Childcare                             $   16,908,480
----------------------------------------------------------------------------------------------------------------------
                                    Insurance -- 0.1%
            484,515                 Alliant Holdings Intermediate LLC, Initial Term Loan,
                                    5.054% (LIBOR + 300 bps), 5/9/25                                    $      476,692
          4,830,044                 Confie Seguros Holding II Co., Term B Loan, 6.794%
                                    (LIBOR + 475 bps), 4/19/22                                               4,606,654
                                                                                                        --------------
                                    Total Insurance                                                     $    5,083,346
----------------------------------------------------------------------------------------------------------------------
                                    Leisure & Entertainment -- 0.1%
          4,705,620                 Fitness International LLC, Term B Loan, 5.294%
                                    (LIBOR + 325 bps), 4/18/25                                          $    4,720,325
                                                                                                        --------------
                                    Total Leisure & Entertainment                                       $    4,720,325
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Machinery -- 0.2%
            798,644                 Clark Equipment Co., (aka Doosan Bobcat, Inc.),
                                    Repriced Term Loan, 4.104% (LIBOR +
                                    200 bps), 5/18/24                                                   $      801,390
          4,892,766                 NN, Inc., Tranche B Term Loan, 5.794% (LIBOR +
                                    375 bps), 10/19/22                                                       4,827,017
          1,570,016                 Terex Corp., Incremental US Term Loan, 4.044%
                                    (LIBOR + 200 bps), 1/31/24                                               1,571,242
                                                                                                        --------------
                                    Total Machinery                                                     $    7,199,649
----------------------------------------------------------------------------------------------------------------------
                                    Metals & Mining -- 0.1%
          1,523,716                 Atkore International, Inc., First Lien Initial Incremental
                                    Term Loan, 4.86% (LIBOR + 275 bps), 12/22/23                        $    1,529,118
          3,216,032                 BWay Holding Co., Initial Term Loan, 5.59% (LIBOR +
                                    325 bps), 4/3/24                                                         3,155,062
                                                                                                        --------------
                                    Total Metals & Mining                                               $    4,684,180
----------------------------------------------------------------------------------------------------------------------
                                    Personal, Food & Miscellaneous Services -- 0.3%
          1,512,715                 CSM Bakery Solutions, Ltd. (fka CSM Bakery
                                    Supplies, Ltd.), First Lien Term Loan, 6.29% (LIBOR +
                                    400 bps), 7/3/20                                                    $    1,448,425
          3,000,000                 Option Care Health, Inc., Term B Loan, 6.544%
                                    (LIBOR + 450 bps), 8/6/26                                                3,003,750
         13,071,786                 Revlon Consumer Products Corp., Initial Term B Loan,
                                    5.624% (LIBOR + 350 bps), 9/7/23                                        10,061,197
                                                                                                        --------------
                                    Total Personal, Food & Miscellaneous Services                       $   14,513,372
----------------------------------------------------------------------------------------------------------------------
                                    Professional & Business Services -- 0.1%
          3,118,543                 GW Honos Security Corp. (Garda World Security Corp.),
                                    Term B Loan, 5.637% (LIBOR + 350 bps/PRIME +
                                    250 bps), 5/24/24                                                   $    3,123,611
                                                                                                        --------------
                                    Total Professional & Business Services                              $    3,123,611
----------------------------------------------------------------------------------------------------------------------
                                    Retail -- 0.1%
          1,632,152                 PetSmart, Inc., Amended Term Loan, 6.04% (LIBOR +
                                    400 bps), 3/11/22                                                   $    1,595,347
          1,396,500                 Staples, Inc., 2019 Refinancing New Term B-2 Loan,
                                    6.623% (LIBOR + 450 bps), 9/12/24                                        1,382,535
                                                                                                        --------------
                                    Total Retail                                                        $    2,977,882
----------------------------------------------------------------------------------------------------------------------
                                    Telecommunications -- 0.4%
         17,005,492                 Virgin Media Bristol LLC, Facility K, 4.528% (LIBOR +
                                    250 bps), 1/15/26                                                   $   17,029,402
                                                                                                        --------------
                                    Total Telecommunications                                            $   17,029,402
----------------------------------------------------------------------------------------------------------------------
                                    Transport -- 0.0%+
            913,103                 Navios Maritime Partners LP (Navios Partners
                                    Finance (US), Inc.), Initial Term Loan, 7.14% (LIBOR +
                                    500 bps), 9/14/20                                                   $      912,342
                                                                                                        --------------
                                    Total Transport                                                     $      912,342
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 57

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    Utilities -- 0.1%
          1,103,969                 Eastern Power LLC (Eastern Covert Midco LLC)
                                    (aka TPF II LC LLC), Term Loan, 5.794% (LIBOR +
                                    375 bps), 10/2/23                                                   $    1,109,102
          1,314,090                 Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                                    Initial Term Loan, 4.044% (LIBOR +
                                    200 bps), 8/4/23                                                         1,319,839
                                                                                                        --------------
                                    Total Utilities                                                     $    2,428,941
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR SECURED FLOATING RATE
                                    LOAN INTERESTS
                                    (Cost $174,979,091)                                                 $  171,647,236
----------------------------------------------------------------------------------------------------------------------
                                    SUPRANATIONAL BOND -- 0.2% of Net Assets
IDR 152,569,000,000                 International Bank for Reconstruction &
                                    Development, 7.45%, 8/20/21                                         $   10,846,963
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL SUPRANATIONAL BOND
                                    (Cost $10,888,518)                                                  $   10,846,963
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- 16.7% of Net Assets
            271,962                 Fannie Mae, 3.0%, 2/1/43                                            $      280,234
            548,420                 Fannie Mae, 3.0%, 3/1/43                                                   565,139
            229,740                 Fannie Mae, 3.0%, 4/1/45                                                   237,731
            135,067                 Fannie Mae, 3.0%, 5/1/46                                                   139,115
          1,240,543                 Fannie Mae, 3.0%, 5/1/46                                                 1,276,819
            125,645                 Fannie Mae, 3.0%, 10/1/46                                                  129,409
             14,645                 Fannie Mae, 3.0%, 11/1/46                                                   15,064
             20,639                 Fannie Mae, 3.0%, 11/1/46                                                   21,230
            240,081                 Fannie Mae, 3.0%, 11/1/46                                                  245,322
            399,473                 Fannie Mae, 3.0%, 11/1/46                                                  409,969
             18,968                 Fannie Mae, 3.0%, 12/1/46                                                   19,511
             76,745                 Fannie Mae, 3.0%, 1/1/47                                                    79,046
             23,165                 Fannie Mae, 3.0%, 3/1/47                                                    23,971
             78,842                 Fannie Mae, 3.0%, 3/1/47                                                    81,293
            535,428                 Fannie Mae, 3.0%, 3/1/47                                                   547,079
            325,061                 Fannie Mae, 3.0%, 4/1/48                                                   336,352
          3,262,240                 Fannie Mae, 3.0%, 5/1/48                                                 3,336,307
          8,803,000                 Fannie Mae, 3.0%, 10/1/48 (TBA)                                          8,935,045
            477,254                 Fannie Mae, 3.0%, 7/1/49                                                   492,077
            627,413                 Fannie Mae, 3.0%, 7/1/49                                                   649,227
          1,206,507                 Fannie Mae, 3.0%, 9/1/49                                                 1,248,453
          2,458,044                 Fannie Mae, 3.5%, 11/1/40                                                2,581,445
            944,303                 Fannie Mae, 3.5%, 6/1/42                                                   991,916
          3,849,022                 Fannie Mae, 3.5%, 7/1/42                                                 4,043,094
          5,322,953                 Fannie Mae, 3.5%, 8/1/42                                                 5,591,360

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
          8,884,238                 Fannie Mae, 3.5%, 8/1/42                                            $    9,328,473
            273,521                 Fannie Mae, 3.5%, 11/1/42                                                  287,822
            551,711                 Fannie Mae, 3.5%, 11/1/42                                                  580,558
            591,847                 Fannie Mae, 3.5%, 11/1/42                                                  621,691
          1,147,876                 Fannie Mae, 3.5%, 11/1/42                                                1,205,759
             22,097                 Fannie Mae, 3.5%, 12/1/42                                                   23,252
            865,655                 Fannie Mae, 3.5%, 12/1/42                                                  910,903
          2,533,783                 Fannie Mae, 3.5%, 12/1/44                                                2,651,243
          6,603,659                 Fannie Mae, 3.5%, 2/1/45                                                 6,970,637
          7,962,765                 Fannie Mae, 3.5%, 6/1/45                                                 8,299,357
          2,168,544                 Fannie Mae, 3.5%, 9/1/45                                                 2,295,102
          7,108,060                 Fannie Mae, 3.5%, 9/1/45                                                 7,387,399
          3,640,586                 Fannie Mae, 3.5%, 5/1/46                                                 3,832,755
          1,321,503                 Fannie Mae, 3.5%, 6/1/46                                                 1,391,189
            555,733                 Fannie Mae, 3.5%, 7/1/46                                                   584,615
          1,031,356                 Fannie Mae, 3.5%, 9/1/46                                                 1,089,491
            647,678                 Fannie Mae, 3.5%, 10/1/46                                                  675,118
          1,406,587                 Fannie Mae, 3.5%, 10/1/46                                                1,458,287
            350,022                 Fannie Mae, 3.5%, 7/1/47                                                   363,684
             14,261                 Fannie Mae, 4.0%, 12/1/23                                                   14,783
              8,313                 Fannie Mae, 4.0%, 12/1/30                                                    8,804
            561,567                 Fannie Mae, 4.0%, 9/1/37                                                   598,930
          7,552,298                 Fannie Mae, 4.0%, 10/1/40                                                8,146,567
          3,204,347                 Fannie Mae, 4.0%, 12/1/40                                                3,456,535
              6,601                 Fannie Mae, 4.0%, 11/1/41                                                    7,051
          1,231,241                 Fannie Mae, 4.0%, 11/1/41                                                1,315,323
             56,011                 Fannie Mae, 4.0%, 12/1/41                                                   59,836
          2,422,952                 Fannie Mae, 4.0%, 12/1/41                                                2,588,194
         10,342,059                 Fannie Mae, 4.0%, 12/1/41                                               11,046,508
          1,360,641                 Fannie Mae, 4.0%, 1/1/42                                                 1,453,491
          3,760,428                 Fannie Mae, 4.0%, 1/1/42                                                 4,017,496
          1,396,262                 Fannie Mae, 4.0%, 2/1/42                                                 1,490,981
          2,734,199                 Fannie Mae, 4.0%, 2/1/42                                                 2,927,554
            477,036                 Fannie Mae, 4.0%, 4/1/42                                                   509,656
          1,992,094                 Fannie Mae, 4.0%, 4/1/42                                                 2,128,173
          3,959,382                 Fannie Mae, 4.0%, 4/1/42                                                 4,229,917
            200,975                 Fannie Mae, 4.0%, 5/1/42                                                   214,737
          4,681,836                 Fannie Mae, 4.0%, 5/1/42                                                 5,001,486
            226,802                 Fannie Mae, 4.0%, 6/1/42                                                   242,311
             84,515                 Fannie Mae, 4.0%, 7/1/42                                                    90,305
          7,606,549                 Fannie Mae, 4.0%, 8/1/42                                                 8,125,942

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 59

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
            158,931                 Fannie Mae, 4.0%, 10/1/42                                           $      170,162
            338,267                 Fannie Mae, 4.0%, 11/1/42                                                  350,968
          2,050,308                 Fannie Mae, 4.0%, 8/1/43                                                 2,190,610
          1,277,759                 Fannie Mae, 4.0%, 11/1/43                                                1,375,460
             10,163                 Fannie Mae, 4.0%, 2/1/44                                                    10,763
          1,156,287                 Fannie Mae, 4.0%, 2/1/44                                                 1,230,855
            250,564                 Fannie Mae, 4.0%, 6/1/44                                                   261,367
          6,549,638                 Fannie Mae, 4.0%, 7/1/44                                                 6,920,452
          3,485,958                 Fannie Mae, 4.0%, 8/1/44                                                 3,689,521
             96,764                 Fannie Mae, 4.0%, 9/1/44                                                   102,210
              7,584                 Fannie Mae, 4.0%, 10/1/44                                                    8,012
             85,594                 Fannie Mae, 4.0%, 10/1/44                                                   90,411
             91,461                 Fannie Mae, 4.0%, 10/1/44                                                   96,617
            236,816                 Fannie Mae, 4.0%, 10/1/44                                                  245,703
            306,897                 Fannie Mae, 4.0%, 10/1/44                                                  324,122
             72,570                 Fannie Mae, 4.0%, 11/1/44                                                   76,630
            103,765                 Fannie Mae, 4.0%, 11/1/44                                                  109,579
            131,940                 Fannie Mae, 4.0%, 11/1/44                                                  136,894
            198,819                 Fannie Mae, 4.0%, 11/1/44                                                  209,911
            286,330                 Fannie Mae, 4.0%, 11/1/44                                                  302,342
             64,608                 Fannie Mae, 4.0%, 12/1/44                                                   68,242
             22,876                 Fannie Mae, 4.0%, 1/1/45                                                    24,150
             71,326                 Fannie Mae, 4.0%, 6/1/45                                                    75,325
            153,740                 Fannie Mae, 4.0%, 7/1/45                                                   162,739
          2,525,050                 Fannie Mae, 4.0%, 10/1/45                                                2,662,815
          4,128,559                 Fannie Mae, 4.0%, 10/1/45                                                4,364,069
          6,442,089                 Fannie Mae, 4.0%, 6/1/46                                                 6,779,596
          7,001,013                 Fannie Mae, 4.0%, 7/1/46                                                 7,363,076
          3,792,122                 Fannie Mae, 4.0%, 4/1/47                                                 4,002,655
          5,678,408                 Fannie Mae, 4.0%, 4/1/47                                                 5,993,133
            526,251                 Fannie Mae, 4.0%, 6/1/47                                                   555,473
          1,601,521                 Fannie Mae, 4.0%, 6/1/47                                                 1,690,829
          3,130,426                 Fannie Mae, 4.0%, 7/1/47                                                 3,304,187
            293,295                 Fannie Mae, 4.0%, 11/1/48                                                  307,494
            127,265                 Fannie Mae, 4.0%, 6/1/49                                                   136,147
          2,601,209                 Fannie Mae, 4.0%, 6/1/49                                                 2,700,450
            559,708                 Fannie Mae, 4.0%, 9/1/49                                                   582,549
            101,670                 Fannie Mae, 4.5%, 8/1/40                                                   110,005
          3,247,899                 Fannie Mae, 4.5%, 11/1/40                                                3,509,388
          8,637,481                 Fannie Mae, 4.5%, 12/1/40                                                9,359,435
            421,949                 Fannie Mae, 4.5%, 3/1/41                                                   457,140

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
            804,700                 Fannie Mae, 4.5%, 3/1/41                                            $      871,891
              3,370                 Fannie Mae, 4.5%, 4/1/41                                                     3,652
          2,269,693                 Fannie Mae, 4.5%, 5/1/41                                                 2,458,865
          4,103,578                 Fannie Mae, 4.5%, 5/1/41                                                 4,474,465
          1,714,081                 Fannie Mae, 4.5%, 7/1/41                                                 1,857,433
          7,767,583                 Fannie Mae, 4.5%, 8/1/41                                                 8,407,563
            399,397                 Fannie Mae, 4.5%, 9/1/41                                                   432,799
             19,010                 Fannie Mae, 4.5%, 12/1/41                                                   20,014
          4,289,345                 Fannie Mae, 4.5%, 9/1/43                                                 4,636,634
          2,062,146                 Fannie Mae, 4.5%, 11/1/43                                                2,221,558
          2,853,973                 Fannie Mae, 4.5%, 2/1/44                                                 3,067,871
          3,044,323                 Fannie Mae, 4.5%, 2/1/44                                                 3,273,739
          3,608,584                 Fannie Mae, 4.5%, 2/1/44                                                 3,883,371
            694,058                 Fannie Mae, 4.5%, 1/1/47                                                   737,499
            575,001                 Fannie Mae, 4.5%, 2/1/47                                                   613,181
          5,541,000                 Fannie Mae, 4.5%, 11/1/49 (TBA)                                          5,837,885
             44,196                 Fannie Mae, 5.0%, 2/1/22                                                    45,664
              2,556                 Fannie Mae, 5.0%, 4/1/22                                                     2,637
              7,072                 Fannie Mae, 5.0%, 6/1/22                                                     7,294
              8,135                 Fannie Mae, 5.0%, 6/1/22                                                     8,414
          2,246,026                 Fannie Mae, 5.0%, 6/1/35                                                 2,479,719
            644,257                 Fannie Mae, 5.0%, 7/1/35                                                   710,662
          1,373,645                 Fannie Mae, 5.0%, 7/1/35                                                 1,515,212
            608,774                 Fannie Mae, 5.0%, 8/1/35                                                   671,462
            239,449                 Fannie Mae, 5.0%, 5/1/38                                                   264,247
            757,884                 Fannie Mae, 5.0%, 1/1/39                                                   834,807
            220,196                 Fannie Mae, 5.0%, 7/1/39                                                   243,054
            457,543                 Fannie Mae, 5.0%, 7/1/39                                                   505,163
            492,719                 Fannie Mae, 5.0%, 7/1/39                                                   542,523
            179,166                 Fannie Mae, 5.0%, 6/1/40                                                   198,002
          1,394,182                 Fannie Mae, 5.0%, 6/1/40                                                 1,540,450
            971,767                 Fannie Mae, 5.0%, 7/1/40                                                 1,073,792
            306,372                 Fannie Mae, 5.0%, 10/1/40                                                  338,296
            266,873                 Fannie Mae, 5.0%, 5/1/41                                                   294,593
            237,544                 Fannie Mae, 5.0%, 7/1/41                                                   261,485
            292,323                 Fannie Mae, 5.0%, 12/1/41                                                  319,037
          6,398,894                 Fannie Mae, 5.0%, 9/1/43                                                 7,026,943
         16,587,717                 Fannie Mae, 5.0%, 11/1/44                                               18,316,758
             33,186                 Fannie Mae, 5.5%, 3/1/21                                                    33,484
              6,377                 Fannie Mae, 5.5%, 5/1/33                                                     6,912
             10,915                 Fannie Mae, 5.5%, 6/1/33                                                    12,251

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 61

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
             31,280                 Fannie Mae, 5.5%, 7/1/33                                            $       35,116
             58,661                 Fannie Mae, 5.5%, 4/1/34                                                    66,337
             71,007                 Fannie Mae, 5.5%, 12/1/35                                                   78,704
             50,856                 Fannie Mae, 5.5%, 3/1/36                                                    57,402
             79,112                 Fannie Mae, 5.5%, 4/1/36                                                    85,552
                818                 Fannie Mae, 6.0%, 3/1/32                                                       942
              1,306                 Fannie Mae, 6.0%, 10/1/32                                                    1,503
              3,655                 Fannie Mae, 6.0%, 11/1/32                                                    4,042
             37,675                 Fannie Mae, 6.0%, 12/1/32                                                   42,462
              6,137                 Fannie Mae, 6.0%, 1/1/33                                                     7,060
              3,364                 Fannie Mae, 6.0%, 3/1/33                                                     3,871
             17,188                 Fannie Mae, 6.0%, 5/1/33                                                    19,002
             45,508                 Fannie Mae, 6.0%, 12/1/33                                                   52,350
             43,870                 Fannie Mae, 6.0%, 1/1/34                                                    50,484
            139,339                 Fannie Mae, 6.0%, 6/1/37                                                   159,587
             74,992                 Fannie Mae, 6.0%, 12/1/37                                                   86,091
            116,202                 Fannie Mae, 6.0%, 4/1/38                                                   133,751
             59,887                 Fannie Mae, 6.0%, 7/1/38                                                    67,204
                134                 Fannie Mae, 6.5%, 4/1/29                                                       149
                666                 Fannie Mae, 6.5%, 5/1/31                                                       742
                175                 Fannie Mae, 6.5%, 6/1/31                                                       195
                479                 Fannie Mae, 6.5%, 2/1/32                                                       544
              1,944                 Fannie Mae, 6.5%, 3/1/32                                                     2,165
              1,292                 Fannie Mae, 6.5%, 8/1/32                                                     1,474
             11,511                 Fannie Mae, 6.5%, 10/1/32                                                   12,824
                537                 Fannie Mae, 7.0%, 5/1/28                                                       607
                246                 Fannie Mae, 7.0%, 2/1/29                                                       285
                301                 Fannie Mae, 7.0%, 7/1/31                                                       306
                441                 Fannie Mae, 7.5%, 1/1/28                                                       474
          9,878,285                 Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                         10,184,938
            790,496                 Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                             813,577
          1,378,722                 Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                           1,421,037
            241,435                 Federal Home Loan Mortgage Corp., 3.0%, 10/1/46                            249,975
            361,534                 Federal Home Loan Mortgage Corp., 3.0%, 11/1/46                            370,611
          3,295,209                 Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                           3,397,466
            875,824                 Federal Home Loan Mortgage Corp., 3.0%, 4/1/47                             899,621
            148,345                 Federal Home Loan Mortgage Corp., 3.0%, 11/1/47                            153,041
          1,726,203                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                          1,813,826
          1,687,471                 Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                          1,773,534
          8,318,820                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                           8,762,871
            377,636                 Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                             395,770

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
         13,229,958                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      $   13,897,865
          2,543,694                 Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                           2,637,772
            582,371                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                             608,422
          5,198,853                 Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                          5,557,679
          3,085,417                 Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                          3,260,212
          1,967,873                 Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                           2,075,025
          7,799,000                 Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                           8,235,313
            253,283                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                             262,911
            511,524                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                             538,843
          3,636,532                 Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                           3,825,576
          4,658,876                 Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                           4,897,275
             82,613                 Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                             85,760
          2,423,686                 Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                           2,555,281
          3,906,539                 Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                           4,125,389
          7,334,794                 Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                           7,637,880
            629,457                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/49                             656,414
          7,988,668                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/49                           8,294,213
          3,939,969                 Federal Home Loan Mortgage Corp., 4.0%, 8/1/49                           4,092,766
          2,680,437                 Federal Home Loan Mortgage Corp., 4.0%, 9/1/49                           2,786,552
            217,297                 Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                            235,427
            866,869                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                             939,607
            491,553                 Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                            532,867
             87,254                 Federal Home Loan Mortgage Corp., 4.5%, 9/1/41                              94,564
             36,087                 Federal Home Loan Mortgage Corp., 4.5%, 9/1/43                              38,406
            290,237                 Federal Home Loan Mortgage Corp., 4.5%, 10/1/43                            311,588
          1,067,226                 Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                          1,149,260
             17,879                 Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                              19,241
             53,725                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/44                              57,804
          6,831,314                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                           7,241,427
            257,033                 Federal Home Loan Mortgage Corp., 4.5%, 11/1/48                            271,771
            243,891                 Federal Home Loan Mortgage Corp., 4.5%, 6/1/49                             257,527
          1,253,796                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/49                           1,325,361
            652,395                 Federal Home Loan Mortgage Corp., 4.5%, 8/1/49                             689,433
             49,905                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                             51,496
             63,503                 Federal Home Loan Mortgage Corp., 5.0%, 4/1/23                              65,952
             18,125                 Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                              20,008
             23,343                 Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                             25,782
            121,039                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/34                            133,648
             88,629                 Federal Home Loan Mortgage Corp., 5.0%, 7/1/35                              97,859
            175,704                 Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                             194,027
            247,931                 Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                             273,785

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 63

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
          3,686,795                 Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                     $    4,075,227
          1,715,032                 Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                           1,937,352
             56,880                 Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                              62,993
              2,646                 Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                               2,923
             13,424                 Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                              14,846
             37,127                 Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                              42,747
             59,001                 Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                              65,817
             54,825                 Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                              60,599
             42,427                 Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                             48,534
              3,544                 Federal Home Loan Mortgage Corp., 6.0%, 10/1/37                              4,067
             83,076                 Federal Home Loan Mortgage Corp., 6.0%, 12/1/37                             95,669
              1,996                 Federal Home Loan Mortgage Corp., 6.5%, 9/1/32                               2,225
          5,371,804                 Government National Mortgage Association I,
                                    3.5%, 7/15/42                                                            5,671,319
          1,642,691                 Government National Mortgage Association I,
                                    3.5%, 10/15/42                                                           1,728,642
          4,206,870                 Government National Mortgage Association I,
                                    3.5%, 9/15/44                                                            4,401,391
            167,110                 Government National Mortgage Association I,
                                    3.5%, 10/15/44                                                             173,865
          6,786,899                 Government National Mortgage Association I,
                                    3.5%, 10/15/44                                                           7,139,536
          3,054,218                 Government National Mortgage Association I,
                                    3.5%, 8/15/46                                                            3,187,727
              5,842                 Government National Mortgage Association I,
                                    4.0%, 3/15/39                                                                6,238
              7,715                 Government National Mortgage Association I,
                                    4.0%, 4/15/39                                                                8,238
              9,329                 Government National Mortgage Association I,
                                    4.0%, 4/15/39                                                                9,964
             12,522                 Government National Mortgage Association I,
                                    4.0%, 7/15/39                                                               13,358
             10,249                 Government National Mortgage Association I,
                                    4.0%, 1/15/40                                                               10,937
            147,493                 Government National Mortgage Association I,
                                    4.0%, 4/15/40                                                              157,365
            325,048                 Government National Mortgage Association I,
                                    4.0%, 7/15/40                                                              346,968
            112,512                 Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                              120,086
            204,400                 Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                              216,283
             50,749                 Government National Mortgage Association I,
                                    4.0%, 9/15/40                                                               54,193

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
              8,177                 Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                      $        8,596
             17,855                 Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                              19,051
             56,428                 Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                              60,235
              8,254                 Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                               8,809
             48,951                 Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                              52,180
            183,699                 Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                             196,103
            268,363                 Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                             283,788
              7,503                 Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                               8,011
              7,761                 Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                               8,281
            101,898                 Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                             106,783
            671,889                 Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                             717,001
              5,587                 Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                                5,959
             37,275                 Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                               39,782
             45,646                 Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                               48,607
             14,270                 Government National Mortgage Association I,
                                    4.0%, 2/15/41                                                               15,234
            716,433                 Government National Mortgage Association I,
                                    4.0%, 2/15/41                                                              764,616
             52,033                 Government National Mortgage Association I,
                                    4.0%, 3/15/41                                                               55,526
             10,531                 Government National Mortgage Association I,
                                    4.0%, 4/15/41                                                               11,137
              5,148                 Government National Mortgage Association I,
                                    4.0%, 5/15/41                                                                5,395
             72,646                 Government National Mortgage Association I,
                                    4.0%, 5/15/41                                                               77,506
            154,757                 Government National Mortgage Association I,
                                    4.0%, 5/15/41                                                              162,176
              3,996                 Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                                4,224
              4,920                 Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                                5,176

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 65

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
          1,568,342                 Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                       $    1,657,834
              9,710                 Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                               10,350
             11,407                 Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                               12,059
             36,010                 Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                               38,069
             91,623                 Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                               97,774
            148,301                 Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                              158,213
            166,470                 Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                              177,587
              3,295                 Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                                3,453
              9,458                 Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                                9,911
             10,655                 Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                               11,264
             81,982                 Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                               87,460
              3,530                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                                3,699
              6,061                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                                6,469
              7,920                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                                8,394
              9,123                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                                9,736
             31,395                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                               33,497
             39,195                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                               41,204
            265,555                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                              283,514
            575,458                 Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                              614,063
              4,686                 Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                               4,999
              6,342                 Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                               6,647
              8,403                 Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                               8,910
             11,478                 Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                              12,250

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
             47,679                 Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                      $       50,847
              7,428                 Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                               7,923
             14,167                 Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                              15,069
             21,936                 Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                              23,065
             94,390                 Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                              98,915
              8,782                 Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                               9,371
             11,480                 Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                              12,199
             13,469                 Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                              14,115
             17,814                 Government National Mortgage Association I,
                                    4.0%, 1/15/42                                                               18,668
            949,383                 Government National Mortgage Association I,
                                    4.0%, 1/15/42                                                            1,012,961
              5,768                 Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                                6,118
              8,174                 Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                                8,721
             11,720                 Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                               12,506
             69,630                 Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                               74,877
            119,014                 Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                              127,954
          1,234,361                 Government National Mortgage Association I,
                                    4.0%, 5/15/42                                                            1,328,987
             69,172                 Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                               72,825
            108,028                 Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                              116,287
            128,337                 Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                              134,824
             12,399                 Government National Mortgage Association I,
                                    4.0%, 10/15/42                                                              13,346
              4,750                 Government National Mortgage Association I,
                                    4.0%, 11/15/42                                                               4,978
              8,830                 Government National Mortgage Association I,
                                    4.0%, 4/15/43                                                                9,367
          1,111,432                 Government National Mortgage Association I,
                                    4.0%, 4/15/43                                                            1,180,268

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 67

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
              5,397                 Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                       $        5,732
             38,351                 Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                               41,131
            126,896                 Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                              132,979
             67,397                 Government National Mortgage Association I,
                                    4.0%, 6/15/43                                                               70,628
             83,055                 Government National Mortgage Association I,
                                    4.0%, 7/15/43                                                               87,591
             72,884                 Government National Mortgage Association I,
                                    4.0%, 8/15/43                                                               76,673
            430,885                 Government National Mortgage Association I,
                                    4.0%, 8/15/43                                                              457,599
             12,077                 Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                               12,996
             74,595                 Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                               78,171
              4,751                 Government National Mortgage Association I,
                                    4.0%, 10/15/43                                                               5,043
             13,062                 Government National Mortgage Association I,
                                    4.0%, 11/15/43                                                              14,035
            101,711                 Government National Mortgage Association I,
                                    4.0%, 2/15/44                                                              106,670
             67,182                 Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                               70,402
             70,874                 Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                               76,265
             88,437                 Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                               93,202
            167,378                 Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                              180,095
            467,583                 Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                              501,495
          1,623,076                 Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                            1,723,784
          3,740,051                 Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                            4,025,295
              9,633                 Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                               10,373
            109,587                 Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                              117,963
            529,342                 Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                              569,820
          1,223,937                 Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                            1,317,188

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
            158,256                 Government National Mortgage Association I,
                                    4.0%, 5/15/44                                                       $      169,755
             86,896                 Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                               92,240
            129,780                 Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                              136,552
            317,088                 Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                              341,382
            785,126                 Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                              826,663
          1,399,036                 Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                            1,505,869
              7,315                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                                7,876
            102,315                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              107,924
            117,206                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              122,825
            143,242                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              152,138
            165,623                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              174,372
            304,995                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              328,311
            401,787                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              432,206
            407,850                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              430,139
            550,337                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              578,126
            908,193                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                              977,274
          1,423,030                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                            1,531,838
          1,451,789                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                            1,541,848
          2,947,640                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                            3,172,907
          3,366,456                 Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                            3,623,587
             57,077                 Government National Mortgage Association I,
                                    4.0%, 10/15/44                                                              61,430
            140,446                 Government National Mortgage Association I,
                                    4.0%, 10/15/44                                                             149,185
            482,130                 Government National Mortgage Association I,
                                    4.0%, 10/15/44                                                             516,878

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 69

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
             17,897                 Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                      $       19,252
             33,945                 Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                              36,537
             34,112                 Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                              35,748
            199,361                 Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                             209,913
              6,111                 Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                               6,404
             54,279                 Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                              57,658
            117,534                 Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                             126,502
            270,239                 Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                             290,418
            307,305                 Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                             322,082
            480,421                 Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                             517,255
             63,343                 Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                               66,380
            762,132                 Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                              820,415
          1,066,194                 Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                            1,147,342
          1,335,599                 Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                            1,436,794
            112,898                 Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                              118,311
            135,999                 Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                              143,196
            138,750                 Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                              145,401
            188,614                 Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                              197,657
            290,695                 Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                              304,631
            849,681                 Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                              901,850
            383,994                 Government National Mortgage Association I,
                                    4.0%, 3/15/45                                                              402,403
            177,507                 Government National Mortgage Association I,
                                    4.0%, 4/15/45                                                              186,017
            126,681                 Government National Mortgage Association I,
                                    4.0%, 5/15/45                                                              136,372

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
             37,687                 Government National Mortgage Association I,
                                    4.0%, 7/15/45                                                       $       40,555
            174,442                 Government National Mortgage Association I,
                                    4.0%, 9/15/45                                                              187,789
            123,022                 Government National Mortgage Association I,
                                    4.5%, 9/15/33                                                              133,512
            107,626                 Government National Mortgage Association I,
                                    4.5%, 10/15/33                                                             116,611
             74,408                 Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                               80,513
             82,594                 Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                               88,010
          1,085,706                 Government National Mortgage Association I,
                                    4.5%, 3/15/38                                                            1,167,812
            426,631                 Government National Mortgage Association I,
                                    4.5%, 1/15/40                                                              467,063
            719,836                 Government National Mortgage Association I,
                                    4.5%, 6/15/40                                                              784,226
            260,108                 Government National Mortgage Association I,
                                    4.5%, 9/15/40                                                              283,656
          1,117,387                 Government National Mortgage Association I,
                                    4.5%, 11/15/40                                                           1,216,641
            483,598                 Government National Mortgage Association I,
                                    4.5%, 6/15/41                                                              526,436
          1,108,610                 Government National Mortgage Association I,
                                    4.5%, 6/15/41                                                            1,206,779
            353,926                 Government National Mortgage Association I,
                                    4.5%, 7/15/41                                                              385,238
          1,863,155                 Government National Mortgage Association I,
                                    4.5%, 8/15/41                                                            2,027,479
             20,401                 Government National Mortgage Association I,
                                    5.0%, 6/15/21                                                               20,670
            337,516                 Government National Mortgage Association I,
                                    5.0%, 9/15/33                                                              374,156
            338,753                 Government National Mortgage Association I,
                                    5.125%, 10/15/38                                                           367,861
                 53                 Government National Mortgage Association I,
                                    5.5%, 10/15/19                                                                  53
             53,588                 Government National Mortgage Association I,
                                    5.5%, 7/15/33                                                               60,661
            111,538                 Government National Mortgage Association I,
                                    5.5%, 1/15/34                                                              126,458
             90,542                 Government National Mortgage Association I,
                                    5.5%, 4/15/34                                                              102,738
            153,471                 Government National Mortgage Association I,
                                    5.5%, 7/15/34                                                              174,083

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 71

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
            107,971                 Government National Mortgage Association I,
                                    5.5%, 10/15/34                                                      $      119,178
             86,553                 Government National Mortgage Association I,
                                    5.5%, 1/15/35                                                               98,093
             88,419                 Government National Mortgage Association I,
                                    5.5%, 2/15/35                                                               95,354
            248,382                 Government National Mortgage Association I,
                                    5.5%, 2/15/35                                                              281,925
             66,361                 Government National Mortgage Association I,
                                    5.5%, 6/15/35                                                               75,237
             28,396                 Government National Mortgage Association I,
                                    5.5%, 12/15/35                                                              30,626
                  8                 Government National Mortgage Association I,
                                    5.5%, 2/15/37                                                                    9
             19,634                 Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                               21,256
            143,159                 Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                              154,312
             66,265                 Government National Mortgage Association I,
                                    5.75%, 10/15/38                                                             72,868
            141,146                 Government National Mortgage Association I,
                                    5.75%, 10/15/38                                                            154,177
             88,618                 Government National Mortgage Association I,
                                    6.0%, 8/15/32                                                              101,565
             10,786                 Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                               11,922
             65,967                 Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                               75,642
             44,390                 Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                               50,853
             80,392                 Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                               92,246
              3,779                 Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                4,181
             25,892                 Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                               29,427
             51,139                 Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                               58,460
             19,845                 Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                               21,936
             99,108                 Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                              111,382
            205,906                 Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                              230,019
             48,549                 Government National Mortgage Association I,
                                    6.0%, 6/15/33                                                               54,422

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
            138,978                 Government National Mortgage Association I,
                                    6.0%, 6/15/33                                                       $      159,421
             60,939                 Government National Mortgage Association I,
                                    6.0%, 7/15/33                                                               68,564
             99,823                 Government National Mortgage Association I,
                                    6.0%, 7/15/33                                                              113,890
             36,134                 Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                               40,353
             72,307                 Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                               79,936
             27,753                 Government National Mortgage Association I,
                                    6.0%, 10/15/33                                                              30,678
            140,651                 Government National Mortgage Association I,
                                    6.0%, 11/15/33                                                             155,969
             35,700                 Government National Mortgage Association I,
                                    6.0%, 1/15/34                                                               40,939
            207,941                 Government National Mortgage Association I,
                                    6.0%, 10/15/37                                                             238,720
            274,558                 Government National Mortgage Association I,
                                    6.0%, 7/15/38                                                              315,146
              7,560                 Government National Mortgage Association I,
                                    6.5%, 1/15/29                                                                8,367
                946                 Government National Mortgage Association I,
                                    6.5%, 5/15/29                                                                1,072
              1,199                 Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                               1,327
              1,847                 Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                               2,044
                253                 Government National Mortgage Association I,
                                    6.5%, 12/15/31                                                                 290
              1,994                 Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                                2,293
              1,087                 Government National Mortgage Association I,
                                    6.5%, 3/15/32                                                                1,253
              3,259                 Government National Mortgage Association I,
                                    6.5%, 5/15/32                                                                3,607
              2,758                 Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                                3,052
              2,975                 Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                                3,293
              4,202                 Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                                4,651
              4,881                 Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                                5,510
              1,742                 Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                                1,928

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 73

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
              1,743                 Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                       $        1,929
             14,571                 Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                               16,197
             33,206                 Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                               36,749
             59,285                 Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                               65,611
             11,462                 Government National Mortgage Association I,
                                    6.5%, 10/15/32                                                              12,685
             30,967                 Government National Mortgage Association I,
                                    6.5%, 11/15/32                                                              36,128
             20,779                 Government National Mortgage Association I,
                                    6.5%, 7/15/35                                                               23,326
                148                 Government National Mortgage Association I,
                                    7.0%, 5/15/29                                                                  162
                421                 Government National Mortgage Association I,
                                    7.0%, 5/15/29                                                                  473
              4,321                 Government National Mortgage Association I,
                                    7.0%, 8/15/29                                                                4,335
                204                 Government National Mortgage Association I,
                                    7.0%, 5/15/31                                                                  205
          1,066,583                 Government National Mortgage Association II,
                                    3.5%, 3/20/45                                                            1,120,159
          1,068,132                 Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                            1,121,916
          1,549,895                 Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                            1,627,744
          1,875,997                 Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                            1,970,224
          2,324,879                 Government National Mortgage Association II,
                                    3.5%, 3/20/46                                                            2,465,315
          7,592,793                 Government National Mortgage Association II,
                                    4.0%, 10/20/46                                                           8,019,799
          2,076,392                 Government National Mortgage Association II,
                                    4.0%, 2/20/48                                                            2,202,185
          2,189,681                 Government National Mortgage Association II,
                                    4.0%, 4/20/48                                                            2,323,438
            388,426                 Government National Mortgage Association II,
                                    4.5%, 12/20/34                                                             409,475
            266,464                 Government National Mortgage Association II,
                                    4.5%, 1/20/35                                                              279,925
            264,540                 Government National Mortgage Association II,
                                    4.5%, 3/20/35                                                              278,705
          2,655,965                 Government National Mortgage Association II,
                                    4.5%, 9/20/41                                                            2,905,871

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                 Value
----------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
          5,479,109                 Government National Mortgage Association II,
                                    4.5%, 9/20/44                                                       $    5,761,823
          1,773,736                 Government National Mortgage Association II,
                                    4.5%, 10/20/44                                                           1,898,663
          3,687,576                 Government National Mortgage Association II,
                                    4.5%, 11/20/44                                                           3,946,490
             79,464                 Government National Mortgage Association II,
                                    5.5%, 3/20/34                                                               89,901
              3,318                 Government National Mortgage Association II,
                                    5.5%, 10/20/37                                                               3,562
             31,742                 Government National Mortgage Association II,
                                    6.0%, 5/20/32                                                               35,583
            113,374                 Government National Mortgage Association II,
                                    6.0%, 10/20/33                                                             131,169
                154                 Government National Mortgage Association II,
                                    6.5%, 1/20/28                                                                  172
              2,771                 Government National Mortgage Association II,
                                    7.0%, 1/20/29                                                                3,171
         50,283,194                 U.S. Treasury Inflation Indexed Bonds,
                                    0.75%, 2/15/45                                                          52,485,134
         25,323,116                 U.S. Treasury Inflation Indexed Bonds,
                                    0.875%, 2/15/47                                                         27,311,345
         57,898,920                 U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                    64,079,092
         42,637,641                 U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                    47,506,317
         44,168,486                 U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                    49,565,507
          1,515,000(n)              U.S. Treasury Notes, 2.0%, 8/15/25                                       1,548,614
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $743,289,921)                                                 $  780,151,687
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------------------
                                    RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                                    Oil, Gas & Consumable Fuels -- 0.0%+
          1,880,020(o)              ANR, Inc.                                                           $       19,928
                365(a)(p)           Contura Energy, Inc.                                                         2,555
                                                                                                        --------------
                                    Total Oil, Gas & Consumable Fuels                                   $       22,483
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL RIGHTS/WARRANTS
                                    (Cost $234,627)                                                     $       22,483
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 75

----------------------------------------------------------------------------------------------------------------------
Number of                                                                 Strike       Expiration
Contracts                Description      Counterparty     Notional       Price        Date             Value
----------------------------------------------------------------------------------------------------------------------
                                    OVER THE COUNTER (OTC) CALL OPTIONS
                                    PURCHASED -- 0.0%
            209,523^(q)  Desarrolladora   Brown Brothers   MXN --         --(s)        10/23/22         $           --
                         Homex            Harriman
                         SAB de CV        & Co.
            209,523^(r)  Desarrolladora   Brown Brothers   MXN --         --(s)        10/23/22                     --
                         Homex            Harriman
                         SAB de CV        & Co.
                                                                                                        --------------
                                                                                                        $           --
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
                                    PURCHASED
                                    (Premiums paid $--)                                                 $           --
----------------------------------------------------------------------------------------------------------------------
                                    OVER THE COUNTER (OTC) CURRENCY PUT
                                    OPTIONS PURCHASED -- 0.0%+
         19,935,000      Put EUR          Bank of
                         Call USD         America NA       EUR 274,366    EUR 1.13     1/9/20           $      683,302
         60,365,000      Put EUR          Bank of
                         Call USD         America NA       EUR 640,848    EUR 1.10     4/29/20                 986,237
                                                                                                        --------------
                                                                                                        $    1,669,539
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                                    OPTIONS PURCHASED
                                    (Premiums paid $915,214)                                            $    1,669,539
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL OPTIONS PURCHASED
                                    (Premiums paid $915,214)                                            $    1,669,539
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
----------------------------------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 0.3%
                                    of Net Assets
                                    REPURCHASE AGREEMENTS -- 0.3%
          2,700,000                 $2,700,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
                                    2.32%, dated 9/30/19 plus accrued interest on
                                    10/1/19, collateralized by $2,754,000
                                    Government National Mortgage Association,
                                    3.0% - 4.0%, 5/20/49 - 8/20/49                                      $    2,700,000
         14,250,000                 $14,250,000 ScotiaBank, 2.35%, dated 9/30/19
                                    plus accrued interest on 10/1/19
                                    collateralized by $14,535,987
                                    U.S. Treasury Notes, 2.375%, 2/29/24                                    14,250,000
                                                                                                        --------------
                                                                                                        $   16,950,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $16,950,000)                                                  $   16,950,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN UNAFFILIATED
                                    ISSUERS -- 98.8%
                                    (Cost $4,464,255,894)                                               $4,604,122,553
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/19

-----------------------------------------------------------------------------------------------------------------------
Number of                                                                 Strike       Expiration
Contracts                Description      Counterparty     Notional       Price        Date             Value
-----------------------------------------------------------------------------------------------------------------------
                                    OVER THE COUNTER (OTC) CURRENCY CALL
                                    OPTIONS WRITTEN -- (0.0)%+
        (19,935,000)     Call EUR         Bank of          EUR 274,366    EUR 1.25     1/9/20           $          (89)
                         Put USD          America NA
        (60,365,000)     Call EUR         Bank of          EUR 640,848    EUR 1.21     4/29/20                 (66,457)
                         Put USD          America NA
                                                                                                        ---------------
                                                                                                        $      (66,546)
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                                    OPTIONS WRITTEN
                                    (Premiums received $(915,214))                                      $      (66,546)
-----------------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS AND LIABILITIES -- 1.2%                                $   54,990,939
-----------------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                                $4,659,046,946
=======================================================================================================================

bps         Basis Points.

BADLARPP    Argentine Deposit Rate Badlar Private Banks 30-35 Days.

CMT         Constant Maturity Treasury Index.

EURIBOR     Euro Interbank Offered Rate.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB       Freddie Mac Multifamily SB Certificates.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2019, the value of these securities amounted to $2,252,985,118 or 48.4% of net assets.

(TBA)       "To Be Announced" Securities.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)         Non-income producing security.

(b)         Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 77

(d) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2019.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2019.

(f) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h)         Securities are restricted as to resale.

(i)         Issued as participation notes.

(j)         Issued as preference shares.

(k)         Consists of Revenue Bonds unless otherwise indicated.

(l)         Security is in default.

(m)         Represents a General Obligation Bond.

(n)         Security collateralized by $1,548,614.

(o)         ANR, Inc. warrants are exercisable into 1,880,020 shares.

(p)         Contura Energy, Inc. warrants are exercisable into 365 shares.

(q) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 billion.

(r) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 billion.

(s)         Strike price is 1 Mexican Peso (MXN).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

-------------------------------------------------------------------------------------------------------
                                                                                         Unrealized
Currency    In               Currency                                       Settlement   Appreciation
Purchased   Exchange for     Sold       Deliver         Counterparty        Date         (Depreciation)
-------------------------------------------------------------------------------------------------------
SEK            550,489,630   USD         (56,704,157)   Bank of             11/26/19     $  (578,674)
                                                        America NA
INR          1,757,683,300   USD         (25,141,437)   Bank of New         10/25/19        (325,536)
                                                        York Mellon Corp.
SEK            561,520,943   EUR         (52,636,996)   Bank of New         12/2/19         (371,263)
                                                        York Mellon Corp.
USD             13,490,059   MXN        (260,762,848)   Bank of New         10/29/19         340,402
                                                        York Mellon Corp.
EUR              2,960,000   USD          (3,244,675)   Brown Brothers      10/25/19         (11,730)
                                                        Harriman & Co.
MXN             11,423,922   USD            (572,499)   Citibank NA         10/29/19           3,583
AUD             67,993,623   USD         (45,987,487)   Goldman Sachs       10/30/19         (32,715)
                                                        International
NOK            207,511,411   EUR         (20,839,919)   HSBC Bank           11/29/19           6,605
                                                        USA NA
COP          6,963,787,878   USD          (2,043,557)   Societe Generale    10/25/19         (44,541)
COP         72,144,965,000   USD         (22,626,616)   State Street        10/25/19      (1,916,775)
                                                        Bank & Trust Co.
EUR             32,260,509   USD         (35,470,875)   State Street        11/27/19        (154,705)
                                                        Bank & Trust Co.
NOK            347,545,027   USD         (38,432,492)   State Street        11/26/19        (208,316)
                                                        Bank & Trust Co.
USD             28,351,662   EUR         (25,500,000)   State Street        11/27/19         436,346
                                                        Bank & Trust Co.
-------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS                                        $(2,857,319)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/19

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

---------------------------------------------------------------------------------------------------
Number of                                                                           Unrealized
Contracts                       Expiration      Notional          Market            Appreciation
Long           Description      Date            Amount            Value             (Depreciation)
---------------------------------------------------------------------------------------------------
 75            U.S. 2 Year      12/31/19        $ 16,205,273      $ 16,162,500      $   (42,773)
               Note (CBT)
167            U.S. 5 Year      12/31/19          19,867,781        19,897,789           30,008
               Note (CBT)
419            U.S. Ultra
               Bond (CBT)       12/19/19          82,990,563        80,408,719       (2,581,844)
---------------------------------------------------------------------------------------------------
                                                $119,063,617      $116,469,008      $(2,594,609)
===================================================================================================

-------------------------------------------------------------------------------------------------
Number of
Contracts                       Expiration      Notional          Market            Unrealized
Short          Description      Date            Amount            Value             Appreciation
-------------------------------------------------------------------------------------------------
2,934          Euro-Bobl        12/6/19         $  436,595,263    $   433,876,538    $2,718,725
  996          Euro-Bund        12/6/19            190,794,912        189,198,802     1,596,110
3,711          U.S. 10 Year     12/19/19           530,403,993        528,469,594     1,934,399
               Ultra
  122          U.S. Long        12/19/19            20,236,750         19,802,125       434,625
               Bond (CBT)
-------------------------------------------------------------------------------------------------
                                                $ 1,178,030,918   $ 1,171,347,059    $6,683,859
=================================================================================================
TOTAL FUTURES CONTRACTS                         $(1,058,967,301)  $(1,054,878,051)   $4,089,250
=================================================================================================

SWAP CONTRACT

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                       Annual
Notional                                   Pay/        Fixed   Expiration  Premiums      Unrealized      Market
Amount ($)(1)  Obligation Reference/Index  Receive(2)  Rate    Date        (Received)    (Depreciation)  Value
---------------------------------------------------------------------------------------------------------------------
105,400,000    Markit CDX North America    Pay         1.00%   12/20/24    $(2,034,901)  $(83,097)       $(2,117,998)
               Investment Grade Index
               Series 33
---------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                       $(2,034,901)  $(83,097)       $(2,117,998)
=====================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Pays quarterly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 79

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso
AUD -- Australian Dollar
CAD -- Canadian Dollar
COP -- Colombian Peso
EGP -- Egyptian Pound
EUR -- Euro
IDR -- Indonesian Rupiah
INR -- Indian Rupee
MXN -- Mexican Peso
NOK -- Norwegian Krone
RUB -- Russian Ruble
SEK -- Swedish Krona
TRY -- Turkish Lira
UYU -- Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2019 were as follows:

-----------------------------------------------------------------------------------------
                                                  Purchases               Sales
-----------------------------------------------------------------------------------------
Long-Term U.S. Government Securities              $  140,491,225          $  619,962,222
Other Long-Term Securities                        $2,254,521,545          $2,503,229,147

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2019, the Fund engaged in purchases of $17,967,742 and sales of $24,741,905 pursuant to these procedures, which resulted in a net realized gain of $1,535,622.

At September 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $4,473,369,582 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                 $225,377,864
         Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                  (95,577,506)
                                                                                    ------------
         Net unrealized appreciation                                                $129,800,358
                                                                                    ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/19

The following is a summary of the inputs used as of September 30, 2019, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------------
                                          Level 1         Level 2             Level 3          Total
--------------------------------------------------------------------------------------------------------------
Common Stocks
  Oil, Gas & Consumable Fuels             $    19,445     $    1,434,822      $         --     $    1,454,267
  Paper & Forest Products                          --              9,770                --              9,770
  Specialty Retail                                 --                 --           132,742            132,742
  All Other Common Stock                        4,076                 --                --              4,076
Convertible Preferred Stock                45,239,268                 --                --         45,239,268
Preferred Stock                                    --          3,737,500                --          3,737,500
Asset Backed Securities                            --        522,136,644        12,507,500        534,644,144
Collateralized Mortgage
 Obligations                                       --      1,279,677,401        12,246,957      1,291,924,358
Convertible Corporate Bonds                        --         20,727,308                --         20,727,308
Corporate Bonds
 Diversified Financial Services                    --         20,189,821         9,340,892         29,530,713
 All Other Corporate Bonds                         --      1,307,888,077                --      1,307,888,077
Foreign Government Bonds                           --        177,660,573                --        177,660,573
Insurance-Linked Securities
 Catastrophe Linked Bonds
   Multiperil - Europe                             --                 --         1,630,156          1,630,156
   Multiperil - U.S.                               --         26,983,100         1,660,230         28,643,330
  Collateralized Reinsurance
   Multiperil - Massachusetts                      --                 --         2,502,694          2,502,694
   Multiperil - U.S.                               --                 --         2,840,016          2,840,016
   Multiperil - U.S. Regional                      --                 --         3,226,288          3,226,288
   Multiperil - Worldwide                          --                 --         9,423,260          9,423,260
   Windstorm - Florida                             --                 --         1,966,023          1,966,023
   Windstorm - North Carolina                      --                 --         1,000,990          1,000,990
   Windstorm - U.S. Regional                       --                 --         2,052,907          2,052,907
  Industry Loss Warranties
   Windstorm - U.S.                                --                 --         1,464,193          1,464,193
  Reinsurance Sidecars
   Multiperil - U.S.                               --                 --        14,413,183         14,413,183
   Multiperil - Worldwide                          --                 --        86,345,470         86,345,470
  All Other Insurance-Linked
   Securities                                      --         36,309,710                --         36,309,710
Municipal Bonds                                    --         18,063,629                --         18,063,629
Senior Secured Floating Rate
  Loan Interests                                   --        171,647,236                --        171,647,236
Supranational Bond                                 --         10,846,963                --         10,846,963
U.S. Government and Agency
  Obligations                                      --        780,151,687                --        780,151,687
Rights/Warrants                                    --             22,483                --             22,483
Over The Counter (OTC) Call
  Option Purchased                                 --                 --*               --                 --*
Over The Counter (OTC) Currency
  Put Option Purchased                             --          1,669,539                --          1,669,539
Repurchase Agreements                              --         16,950,000                --         16,950,000
--------------------------------------------------------------------------------------------------------------
Total Investments
  in Securities                           $45,262,789     $4,396,106,263      $162,753,501     $4,604,122,553
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 81

--------------------------------------------------------------------------------------------------------------
                                          Level 1         Level 2             Level 3          Total
--------------------------------------------------------------------------------------------------------------
Other Financial Instruments
  Over The Counter (OTC)
    Currency Call
    Option Written                        $        --     $      (66,546)     $         --     $      (66,546)
  Net unrealized depreciation
    on forward foreign
    currency exchange
    contracts                                      --         (2,857,319)               --         (2,857,319)
  Net unrealized appreciation
    on futures contracts                    4,089,250                 --                --          4,089,250
  Swap contracts, at value                         --         (2,117,998)               --         (2,117,998)
--------------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                   $  1,231,93     $   (2,184,544)     $         --     $     (952,613)
==============================================================================================================

*     Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------------------------
                                              Asset         Collateralized                Insurance-
                                   Common     Backed        Mortgage         Corporate    Linked
                                   Stocks     Securities    Obligations      Bonds        Securities        Total
-------------------------------------------------------------------------------------------------------------------------
Balance as of
  9/30/18                          $232,020   $        --   $        --      $7,340,214   $143,198,973(a)   $150,771,207
Realized gain (loss)(1)                  --            --            --              --     (1,438,728)       (1,438,728)
Changed in
  unrealized
  appreciation
  (depreciation)(2)                  (7,020)        7,535         4,287       1,986,859     (4,820,146)       (2,828,485)
Accrued
  discounts/
  premiums                               --            32         7,671          13,819        (41,214)          (19,692)
Purchases                                --    12,499,933    12,234,999              --     90,594,813       115,329,745
Sales                               (92,258)           --            --              --    (98,968,288)      (99,060,546)
Transfers in
  to Level 3*                            --            --            --              --             --                --
Transfers out
  of Level 3*                            --            --            --              --             --                --
-------------------------------------------------------------------------------------------------------------------------
Balance as
  of 9/30/19                       $132,742   $12,507,500   $12,246,957      $9,340,892   $128,525,410      $162,753,501
=========================================================================================================================

(a) Securities were classified as Corporate Bonds on the September 30, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended September 30, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at September 30, 2019:                                              $(2,164,718)
                                                                                           -----------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Statement of Assets and Liabilities | 9/30/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $4,464,255,894)                      $4,604,122,553
  Cash                                                                                         53,266,169
  Foreign currencies, at value (cost $931,494)                                                    929,239
  Forwards collateral                                                                           2,083,000
  Futures collateral                                                                              886,262
  Swaps collateral                                                                              1,093,513
  Due from broker for futures                                                                  11,745,169
  Due from broker for swaps                                                                     2,127,557
  Net unrealized appreciation on futures contracts                                              4,089,250
  Receivables --
     Investment securities sold                                                                15,777,679
     Fund shares sold                                                                           8,012,824
     Interest                                                                                  32,017,200
  Other assets                                                                                     48,868
---------------------------------------------------------------------------------------------------------
        Total assets                                                                       $4,736,199,283
=========================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                       $   53,492,711
     Fund shares repurchased                                                                   13,203,477
     Distributions                                                                              1,642,389
  Variation margin for futures contracts                                                           67,560
  Variation margin for centrally cleared swap contracts                                            30,521
  Written options outstanding (net premiums received $(915,214))                                   66,546
  Net unrealized depreciation on forward foreign currency exchange contracts                    2,857,319
  Swap contracts, at value (net premiums received $(2,034,901))                                 2,117,998
  Due to broker for forward foreign currency exchange contracts                                 1,548,614
  Reserve for repatriation taxes                                                                  194,762
  Due to affiliates                                                                               915,956
  Accrued expenses                                                                              1,014,484
---------------------------------------------------------------------------------------------------------
        Total liabilities                                                                  $   77,152,337
=========================================================================================================
NET ASSETS:
  Paid-in capital                                                                          $4,606,851,074
  Distributable earnings                                                                       52,195,872
---------------------------------------------------------------------------------------------------------
        Net assets                                                                         $4,659,046,946
=========================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $803,173,697/73,719,478 shares)                                        $        10.89
  Class C (based on $311,800,510/29,255,758 shares)                                        $        10.66
  Class K (based on $402,042,285/36,827,372 shares)                                        $        10.92
  Class R (based on $131,213,725/11,844,527 shares)                                        $        11.08
  Class Y (based on $3,010,816,729/276,339,958 shares)                                     $        10.90
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $10.89 net asset value per share/100%-4.50%
     maximum sales charge)                                                                 $        11.40
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 83

Statement of Operations

For the Year Ended 9/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers
     (net of foreign taxes withheld $230,857)                               $199,870,967
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $5,877)                                                          8,526,969
-------------------------------------------------------------------------------------------------------------
       Total investment income                                                                  $208,397,936
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $ 26,062,474
  Administrative expense                                                       1,265,202
  Transfer agent fees
     Class A                                                                   1,691,900
     Class C                                                                     415,132
     Class K                                                                       5,224
     Class R                                                                     374,869
     Class Y                                                                   3,042,512
  Distribution fees
     Class A                                                                   1,986,344
     Class C                                                                   3,885,921
     Class R                                                                     724,475
  Shareowner communications expense                                              371,226
  Custodian fees                                                                 275,005
  Registration fees                                                              136,520
  Professional fees                                                              300,963
  Printing expense                                                               103,894
  Pricing fees                                                                   163,272
  Trustees' fees                                                                 200,749
  Insurance expense                                                               68,404
  Interest expense                                                                21,636
  Miscellaneous                                                                  322,926
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $ 41,418,648
-------------------------------------------------------------------------------------------------------------
       Net investment income                                                                    $166,979,288
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                    $ (2,145,599)
     Written options                                                           2,469,367
     Forward foreign currency exchange contracts                             (24,193,844)
     Futures contracts                                                       (40,217,721)
     Swap contracts                                                            9,869,334
     Other assets and liabilities denominated in
       foreign currencies                                                      3,660,324        $(50,558,139)
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign capital
       gains tax of $194,762)                                               $234,153,732
     Written options                                                            (450,627)
     Forward foreign currency exchange contracts                                (782,146)
     Futures contracts                                                        (5,730,355)
     Swap contracts                                                              (45,536)
     Other assets and liabilities denominated in
       foreign currencies                                                        (49,394)       $227,095,674
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                        $176,537,535
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $343,516,823
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                   Year                   Year
                                                                   Ended                  Ended
                                                                   9/30/19                9/30/18
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $   166,979,288        $   195,323,800
Net realized gain (loss) on investments                                (50,558,139)           (18,205,892)
Change in net unrealized appreciation (depreciation)
  on investments                                                       227,095,674           (209,391,204)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                             $   343,516,823        $   (32,273,296)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.27 and $0.31 per share, respectively)             $   (20,253,203)       $   (27,249,125)
     Class C ($0.20 and $0.23 per share, respectively)                  (7,490,533)           (13,629,510)
     Class K ($0.32 and $0.36 per share, respectively)                 (11,407,975)           (13,267,594)
     Class R ($0.24 and $0.28 per share, respectively)                  (3,264,951)            (4,900,046)
     Class Y ($0.30 and $0.34 per share, respectively)                 (84,107,582)          (113,414,217)
Tax return of capital:
     Class A ($0.04 and $0.02 per share, respectively)                  (3,162,606)            (2,144,737)
     Class C ($0.04 and $0.02 per share, respectively)                  (1,528,015)            (1,406,875)
     Class K ($0.04 and $0.02 per share, respectively)                  (1,550,579)              (921,866)
     Class R ($0.04 and $0.02 per share, respectively)                    (551,165)              (417,854)
     Class Y ($0.04 and $0.02 per share, respectively)                 (11,632,388)            (8,172,189)
----------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                          $  (144,948,997)       $  (185,524,013)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $ 1,106,273,755        $ 1,327,307,078
Reinvestment of distributions                                          119,693,854            148,780,652
Cost of shares repurchased                                          (1,849,329,888)        (2,094,690,469)
----------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                          $  (623,362,279)       $  (618,602,739)
----------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                    $  (424,794,453)       $  (836,400,048)
NET ASSETS:
Beginning of year                                                  $ 5,083,841,399        $ 5,920,241,447
----------------------------------------------------------------------------------------------------------
End of year                                                        $ 4,659,046,946        $ 5,083,841,399
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 85

-------------------------------------------------------------------------------------------------------------
                                       Year Ended       Year Ended          Year Ended       Year Ended
                                       9/30/19          9/30/19             9/30/18          9/30/18
                                       Shares           Amount              Shares           Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                              17,906,959     $   190,183,260       20,588,895     $   217,841,959
Reinvestment of distributions             1,918,189          20,286,957        2,381,994          25,283,508
Less shares repurchased                 (28,774,381)       (302,867,990)     (36,238,707)       (383,878,337)
-------------------------------------------------------------------------------------------------------------
     Net decrease                        (8,949,233)    $   (92,397,773)     (13,267,818)    $  (140,752,870)
=============================================================================================================
Class C
Shares sold                               2,750,808     $    28,316,524        4,124,090     $    42,889,385
Reinvestment of distributions               690,792           7,130,256        1,176,108          12,215,766
Less shares repurchased                 (19,894,900)       (205,633,470)     (25,507,624)       (263,490,593)
-------------------------------------------------------------------------------------------------------------
     Net decrease                       (16,453,300)    $  (170,186,690)     (20,207,426)    $  (208,385,442)
=============================================================================================================
Class K
Shares sold                              14,582,605     $   153,604,827       10,726,901     $   114,565,490
Reinvestment of distributions             1,002,006          10,626,701          915,997           9,728,486
Less shares repurchased                 (15,110,147)       (158,910,479)     (12,272,316)       (130,259,161)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                474,464     $     5,321,049         (629,418)    $    (5,965,185)
=============================================================================================================
Class R
Shares sold                               2,119,524     $    22,657,609        3,090,429     $    33,530,604
Reinvestment of distributions               329,066           3,535,303          415,178           4,478,817
Less shares repurchased                  (6,465,890)        (69,000,186)      (7,952,799)        (86,275,200)
-------------------------------------------------------------------------------------------------------------
     Net decrease                        (4,017,300)    $   (42,807,274)      (4,447,192)    $   (48,265,779)
=============================================================================================================
Class Y
Shares sold                              67,383,871     $   711,511,535       86,247,740     $   918,479,640
Reinvestment of distributions             7,388,058          78,114,637        9,151,383          97,074,075
Less shares repurchased                (106,450,728)     (1,112,917,763)    (116,469,869)     (1,230,787,178)
-------------------------------------------------------------------------------------------------------------
     Net decrease                       (31,678,799)    $  (323,291,591)     (21,070,746)    $  (215,233,463)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year       Year        Year         Year         Year
                                                                     Ended      Ended       Ended        Ended        Ended
                                                                     9/30/19    9/30/18     9/30/17      9/30/16*     9/30/15*
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $  10.42   $  10.82    $    10.76   $    10.36   $    11.02
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)(a)                                    $   0.36   $   0.35    $     0.37   $     0.40   $     0.35
  Net realized and unrealized gain (loss) on investments                 0.42      (0.42)         0.04         0.36        (0.47)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $   0.78   $  (0.07)   $     0.41   $     0.76   $    (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $  (0.27)  $  (0.31)   $    (0.33)  $    (0.36)  $    (0.39)
  Net realized gain                                                        --         --            --           --        (0.15)
  Tax return of capital                                                 (0.04)     (0.02)        (0.02)          --           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $  (0.31)  $  (0.33)   $    (0.35)  $    (0.36)  $    (0.54)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   0.47   $  (0.40)   $     0.06   $     0.40   $    (0.66)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  10.89   $  10.42    $    10.82   $    10.76   $    10.36
==================================================================================================================================
Total return(b)                                                          7.64%     (0.67)%        3.90%        7.50%       (1.20)%
Ratio of net expenses to average net assets                              1.10%      1.03%         1.06%        1.04%        1.05%
Ratio of net investment income (loss) to average net assets              3.39%      3.28%         3.41%        3.80%        3.31%
Portfolio turnover rate                                                    53%        44%           52%          43%          62%
Net assets, end of period (in thousands)                             $803,174   $861,517    $1,038,090   $1,289,783   $1,382,327
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 87

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Year       Year        Year       Year       Year
                                                                          Ended      Ended       Ended      Ended      Ended
                                                                          9/30/19    9/30/18     9/30/17    9/30/16*   9/30/15*
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                      $  10.20   $  10.59    $  10.53   $  10.13   $    10.78
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)(a)                                         $   0.28   $   0.27    $   0.29   $   0.32   $     0.28
  Net realized and unrealized gain (loss) on investments                      0.42      (0.41)       0.04       0.36        (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $   0.70   $  (0.14)   $   0.33   $   0.68   $    (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                   $  (0.20)  $  (0.23)   $  (0.25)  $  (0.28)  $    (0.31)
  Net realized gain                                                             --         --          --         --        (0.15)
  Tax return of capital                                                      (0.04)     (0.02)      (0.02)        --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $  (0.24)  $  (0.25)   $  (0.27)  $  (0.28)  $    (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   0.46   $  (0.39)   $   0.06   $   0.40   $    (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  10.66   $  10.20    $  10.59   $  10.53   $    10.13
===================================================================================================================================
Total return(b)                                                               6.96%     (1.30)%      3.23%      6.88%       (1.90)%
Ratio of net expenses to average net assets                                   1.74%      1.69%       1.72%      1.72%        1.72%
Ratio of net investment income (loss) to average net assets                   2.75%      2.62%       2.75%      3.12%        2.63%
Portfolio turnover rate                                                         53%        44%         52%        43%          62%
Net assets, end of period (in thousands)                                  $311,801   $466,033    $697,820   $913,048   $1,026,245
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/19

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year         Year        Year        Year
                                                                        Ended       Ended        Ended       Ended       Ended
                                                                        9/30/19     9/30/18      9/30/17     9/30/16*    9/30/15*
-----------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                    $  10.44    $  10.84     $  10.78    $  10.38    $  11.03
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)(a)                                       $   0.41    $   0.39     $   0.41    $   0.44    $   0.40
  Net realized and unrealized gain (loss) on investments                    0.43       (0.41)        0.05        0.37       (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $   0.84    $  (0.02)    $   0.46    $   0.81    $  (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $  (0.32)   $  (0.36)    $  (0.38)   $  (0.41)   $  (0.43)
  Net realized gain                                                           --          --           --          --       (0.15)
  Tax return of capital                                                    (0.04)      (0.02)       (0.02)         --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $  (0.36)   $  (0.38)    $  (0.40)   $  (0.41)   $  (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   0.48    $  (0.40)    $   0.06    $   0.40    $  (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  10.92    $  10.44     $  10.84    $  10.78    $  10.38
===================================================================================================================================
Total return(b)                                                             8.19%      (0.23)%       4.36%       7.96%      (0.69)%
Ratio of net expenses to average net assets                                 0.63%       0.62%        0.62%       0.62%       0.61%
Ratio of net investment income (loss) to average net assets                 3.86%       3.70%        3.83%       4.20%       3.75%
Portfolio turnover rate                                                       53%         44%          52%         43%         62%
Net assets, end of period (in thousands)                                $402,042    $379,474     $400,888    $267,495    $200,927
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 89

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year         Year        Year        Year
                                                                        Ended       Ended        Ended       Ended       Ended
                                                                        9/30/19     9/30/18      9/30/17     9/30/16*    9/30/15*
-----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                    $  10.59    $  11.00     $  10.93    $  10.52    $  11.19
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)(a)                                       $   0.33    $   0.32     $   0.33    $   0.37    $   0.32
  Net realized and unrealized gain (loss) on investments                    0.44       (0.43)        0.05        0.37       (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $   0.77    $  (0.11)    $   0.38    $   0.74    $  (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $  (0.24)   $  (0.28)    $  (0.29)   $  (0.33)   $  (0.36)
  Net realized gain                                                           --          --           --          --       (0.15)
  Tax return of capital                                                    (0.04)      (0.02)       (0.02)         --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $  (0.28)   $  (0.30)    $  (0.31)   $  (0.33)   $  (0.51)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   0.49    $  (0.41)    $   0.07    $   0.41    $  (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  11.08    $  10.59     $  11.00    $  10.93    $  10.52
===================================================================================================================================
Total return(b)                                                             7.43%      (1.02)%       3.57%       7.17%      (1.54)%
Ratio of net expenses to average net assets                                 1.39%       1.34%        1.41%       1.35%       1.38%
Ratio of net investment income (loss) to average net assets                 3.10%       2.97%        3.05%       3.49%       2.98%
Portfolio turnover rate                                                       53%         44%          52%         43%         62%
Net assets, end of period (in thousands)                                $131,214    $168,043     $223,372    $232,545    $220,653
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/19

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year         Year          Year         Year         Year
                                                                  Ended        Ended         Ended        Ended        Ended
                                                                  9/30/19      9/30/18       9/30/17      9/30/16*     9/30/15*
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $    10.42   $    10.82    $    10.76   $    10.36   $    11.01
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)(a)                                 $     0.40   $     0.38    $     0.40   $     0.43   $     0.39
  Net realized and unrealized gain (loss) on investments                0.42        (0.42)         0.05         0.36        (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $     0.82   $    (0.04)   $     0.45   $     0.79   $    (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $    (0.30)  $    (0.34)   $    (0.37)  $    (0.39)  $    (0.42)
  Net realized gain                                                       --           --            --           --        (0.15)
  Tax return of capital                                                (0.04)       (0.02)        (0.02)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $    (0.34)  $    (0.36)   $    (0.39)  $    (0.39)  $    (0.57)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $     0.48   $    (0.40)   $     0.06   $     0.40   $    (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $    10.90   $    10.42    $    10.82   $    10.76   $    10.36
===================================================================================================================================
Total return(b)                                                         8.09%       (0.34)%        4.23%        7.84%       (0.81)%
Ratio of net expenses to average net assets                             0.73%        0.72%         0.74%        0.73%        0.73%
Ratio of net investment income (loss) to average net assets             3.75%        3.60%         3.72%        4.11%        3.62%
Portfolio turnover rate                                                   53%          44%           52%          43%          62%
Net assets, end of period (in thousands)                          $3,010,817   $3,208,774    $3,560,072   $3,512,802   $3,987,828
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 91

Notes to Financial Statements | 9/30/19

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

92 Pioneer Strategic Income Fund | Annual Report | 9/30/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 93

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/19

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At September 30, 2019, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.04% of net assets. The value of these fair valued securities were $1,683,285.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 95

      All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2019, the Fund had accrued $194,762 in reserve for repatriation taxes related to capital gains.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/19

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At September 30, 2019, the Fund was permitted to carry forward indefinitely $58,016,786 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The Fund has elected to defer $17,698,461 of ordinary losses recognized between November 1, 2018 and September 30, 2019 to its fiscal year ending September 30, 2020.

      During the year ended September 30, 2019, a capital loss carryforward of $4,849,543 was utilized to offset net realized gains by the Fund.

      The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018, were as follows:

      --------------------------------------------------------------------------
                                                        2019              2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                            $126,524,244      $172,460,492
      Tax return of capital                        18,424,753        13,063,521
      --------------------------------------------------------------------------
          Total                                  $144,948,997      $185,524,013
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Current year dividend payable                                $ (1,642,389)
      Capital loss carryforward                                     (58,016,786)
      Current year late year loss                                   (17,698,461)
      Net unrealized appreciation                                   129,553,508
      --------------------------------------------------------------------------
          Total                                                    $ 52,195,872
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps, interest on defaulted bonds.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 97

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $48,239 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund

98 Pioneer Strategic Income Fund | Annual Report | 9/30/19 to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/19 99

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/19

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of September 30, 2019 are disclosed in the Fund's Schedule of Investments.

J.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 101

      The average market value of purchased options contracts open during the year ended September 30, 2019, was $3,163,458. Open purchased options at September 30, 2019, are listed in the Fund's Schedule of Investments.

K.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended September 30, 2019, was $(342,253). Open written options contracts at September 30, 2019, are listed in the Fund's Schedule of Investments.

L.    Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

102 Pioneer Strategic Income Fund | Annual Report | 9/30/19

      At September 30, 2019, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract. The amount of cash deposited with the broker as collateral at September 30, 2019, is recorded as "Forwards collateral" on the Statement of Assets and Liabilities.

      The average market value of forward foreign currency exchange contracts open during the year ended September 30, 2019, was $188,332,840. Open forward foreign currency exchange contracts outstanding at September 30, 2019, are listed in the Schedule of Investments.

M.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended September 30, 2019, was $631,012,548. Open futures contracts outstanding at September 30, 2019, are listed in the Schedule of Investments.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 103

N.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments

104 Pioneer Strategic Income Fund | Annual Report | 9/30/19 received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended September 30, 2019, was $1,159,552. Open credit default swap contracts at September 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets on assets over $10 billion. For the year ended September 30, 2019, the effective management fee was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $363,981 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2019.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 105

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $104,690
Class C                                                                  38,960
Class K                                                                   7,194
Class R                                                                   8,666
Class Y                                                                 211,716
--------------------------------------------------------------------------------
 Total                                                                 $371,226
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $551,975 in distribution fees payable to the Distributor at September 30, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

106 Pioneer Strategic Income Fund | Annual Report | 9/30/19 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2019, CDSCs in the amount of $12,484 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended September 30, 2019, the average daily amount of borrowings outstanding during the period was $13,690,000. The related weighted average interest rate for the period was 3.18%, and the total interest expense on such borrowings was $21,636, which is shown as Interest expense, located on the Statement of Operations. As of September 30, 2019, there were no borrowings outstanding.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 107

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

108 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2019.

---------------------------------------------------------------------------------------------------------------
                           Derivative
                           Assets
                           Subject to         Derivatives      Non-Cash         Cash             Net Amount
                           Master Netting     Available        Collateral       Collateral       of Derivative
Counterparty               Agreement          for Offset       Received (a)     Received (a)     Assets (b)
---------------------------------------------------------------------------------------------------------------
Bank of America NA         $1,669,539         $  (645,220)     $ --             $ --             $1,024,319
Bank of New York
 Mellon Corp.                 340,402            (340,402)       --               --                     --
Brown Brothers
 Harriman & Co.                    --*                 --        --               --                     --*
Citibank NA                     3,583                  --        --               --                  3,583
Goldman Sachs
 International                     --                  --        --               --                     --
HSBC Bank NA                    6,605                  --        --               --                  6,605
Societe Generale                   --                  --        --               --                     --
State Street
 Bank & Trust Co.             436,346            (436,346)       --               --                     --
---------------------------------------------------------------------------------------------------------------
 Total                     $2,456,475         $(1,421,968)     $ --             $ --             $1,034,507
===============================================================================================================

-----------------------------------------------------------------------------------------------------------------
                           Derivative
                           Liabilities
                           Subject to         Derivatives      Non-Cash         Cash             Net Amount
                           Master Netting     Available        Collateral       Collateral       of Derivative
Counterparty               Agreement          for Offset       Pledged (a)      Pledged (a)      Liabilities (c)
-----------------------------------------------------------------------------------------------------------------
Bank of America NA         $  645,220         $  (645,220)     $ --             $        --      $     --
Bank of New York
 Mellon Corp.                 696,799            (340,402)       --                (356,397)           --
Brown Brothers
 Harriman & Co.                11,730                  --        --                      --        11,730
Citibank NA                        --                  --        --                      --            --
Goldman Sachs
 International                 32,715                  --        --                 (20,000)       12,715
HSBC Bank NA                       --                  --        --                      --            --
Societe Generale               44,541                  --        --                      --        44,541
State Street
 Bank & Trust Co.           2,279,796            (436,346)       --              (1,550,000)      293,450
-----------------------------------------------------------------------------------------------------------------
 Total                     $3,710,801         $(1,421,968)     $ --             $(1,926,397)     $362,436
=================================================================================================================

*     Includes securities that are valued at $0.

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 109

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2019, was as follows:

----------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                              Foreign
                              Interest       Credit           Exchange         Equity     Commodity
                              Rate Risk      Risk             Rate Risk        Risk       Risk
----------------------------------------------------------------------------------------------------
Assets
 Options purchased*           $       --     $        --      $ 1,669,539      $ --**     $ --
 Net unrealized
  appreciation on
  futures contracts            4,089,250              --               --        --         --
----------------------------------------------------------------------------------------------------
  Total Value                 $4,089,250     $        --      $ 1,669,539      $ --**     $ --
====================================================================================================
Liabilities
 Written options
  outstanding                         --              --          (66,546)       --         --
 Net unrealized
  depreciation on
  forward foreign
  currency exchange
  contracts                           --              --       (2,857,319)       --         --
 Swap contracts,
  at value                            --      (2,117,998)              --        --         --
----------------------------------------------------------------------------------------------------
  Total Value                 $       --     $(2,117,998)     $(2,923,865)     $ --       $ --
====================================================================================================

* Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

**    Includes securities that are valued at $0.

110 Pioneer Strategic Income Fund | Annual Report | 9/30/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2019 was as follows:

------------------------------------------------------------------------------------------------------------
Statement of Operations
                                                                       Foreign
                                       Interest         Credit         Exchange         Equity    Commodity
                                       Rate Risk        Risk           Rate Risk        Risk      Risk
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Written options
  outstanding                          $         --     $       --     $  2,469,367     $ --      $ --
 Forward foreign
  currency exchange
  contracts                                      --             --      (24,193,844)      --        --
 Futures contracts                      (40,217,721)            --               --       --        --
 Swap contracts                                  --      9,869,334               --       --        --
------------------------------------------------------------------------------------------------------------
  Total Value                          $(40,217,721)    $9,869,334     $(21,724,477)    $ --      $ --
============================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Options purchased*                    $         --     $       --     $    581,484     $ --      $ --
 Written options
  outstanding                                    --             --         (450,627)      --        --
 Forward foreign
  currency exchange
  contracts                                      --             --         (782,146)      --        --
 Futures contracts                       (5,730,355)            --               --       --        --
 Swap contracts                                  --        (45,536)              --       --        --
------------------------------------------------------------------------------------------------------------
  Total Value                          $ (5,730,355)    $  (45,536)    $   (651,289)    $ --      $ --
============================================================================================================

* Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust XIV (the "Trust")), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended September 30, 2015 and September 30, 2016 were audited by another independent registered public accounting firm whose report, dated November 22, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an

112 Pioneer Strategic Income Fund | Annual Report | 9/30/19 understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
November 29, 2019

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 113

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 91.08%.

114 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Strategic Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 115 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

116 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 117

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

118 Pioneer Strategic Income Fund | Annual Report | 9/30/19

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 119

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Mr. Bock and Ms. Durnin, serve as Trustees of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as Trustees of 39 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

120 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Independent Trustees

Name, Age and Position    Term of Office and                                                  Other Directorships
Held With the Fund        Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)      Trustee since 2006.        Private investor (2004 - 2008 and        Director, Broadridge Financial
Chairman of the Board     Serves until a successor   2013 - present); Chairman (2008 -        Solutions, Inc. (investor
and Trustee               trustee is elected or      2013) and Chief Executive Officer        communications and securities
                          earlier retirement         (2008 - 2012), Quadriserv, Inc.          processing provider for financial
                          or removal.                (technology products for securities      services industry) (2009 - present);
                                                     lending industry); and Senior            Director, Quadriserv, Inc. (2005 -
                                                     Executive Vice President, The Bank       2013); and Commissioner, New Jersey
                                                     of New York (financial and securities    State Civil Service Commission
                                                     services) (1986 - 2004)                  (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,      Trustee since 2019.        Of Counsel (2019 - present), Partner     Chairman, The Lakeville Journal
Jr. (68)                  Serves until a successor   (1983-2018), Sullivan & Cromwell LLP     Company, LLC, (privately-held
Trustee                   trustee is elected or      (law firm).                              community newspaper group)
                          earlier retirement                                                  (2015-present)
                          or removal.
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005.        Managing Partner, Federal City           Director of New York Mortgage Trust
Trustee                   Serves until a successor   Capital Advisors (corporate advisory     (publicly-traded mortgage REIT)
                          trustee is elected or      services company) (1997 - 2004 and       (2004 - 2009, 2012 - present);
                          earlier retirement         2008 - present); Interim Chief           Director of The Swiss Helvetia Fund,
                          or removal.                Executive Officer, Oxford Analytica,     Inc. (closed-end fund) (2010 - 2017);
                                                     Inc. (privately held research and        Director of Oxford Analytica, Inc.
                                                     consulting company) (2010); Executive    (2008 - 2015); and Director of
                                                     Vice President and Chief Financial       Enterprise Community Investment, Inc.
                                                     Officer, I-trax, Inc. (publicly          (privately-held affordable housing
                                                     traded health care services company)     finance company) (1985 - 2010)
                                                     (2004 - 2007); and Executive Vice
                                                     President and Chief Financial
                                                     Officer, Pedestal Inc.
                                                     (internet-based mortgage trading
                                                     company) (2000 - 2002); Private
                                                     Consultant (1995 - 1997); Managing
                                                     Director, Lehman Brothers (1992 -
                                                     1995); and Executive, The World Bank
                                                     (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 121

Independent Trustees (continued)

Name, Age and Position    Term of Office and                                                  Other Directorships
Held With the Fund        Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)         Trustee since 2019.        Managing Director - Head of Product      None
Trustee                   Serves until a successor   Strategy and Development, BNY Mellon
                          trustee is elected or      Investment Management (2012-2018);
                          earlier retirement         Vice Chairman - The Dreyfus
                          or removal.                Corporation (2005 - 2018): Executive
                                                     Vice President Head of Product, BNY
                                                     Mellon Investment Management
                                                     (2007-2012); Executive Director-
                                                     Product Strategy, Mellon Asset
                                                     Management (2005-2007); Executive
                                                     Vice President Head of Products,
                                                     Marketing and Client Service, Dreyfus
                                                     Corporation (2000-2005); and Senior
                                                     Vice President Strategic Product and
                                                     Business Development, Dreyfus
                                                     Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75) Trustee since 2008.        William Joseph Maier Professor of        Trustee, Mellon Institutional Funds
Trustee                   Serves until a successor   Political Economy, Harvard University    Investment Trust and Mellon
                          trustee is elected or      (1972 - present)                         Institutional Funds Master Portfolio
                          earlier retirement                                                  (oversaw 17 portfolios in fund
                          or removal.                                                         complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72) Trustee since 1999.        Founding Director, Vice-President and    None
Trustee                   Serves until a successor   Corporate Secretary, The Winthrop
                          trustee is elected or      Group, Inc. (consulting firm) (1982 -
                          earlier retirement         present); Desautels Faculty of
                          or removal.                Management, McGill University (1999 -
                                                     2017); and Manager of Research
                                                     Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017.        Chief Investment Officer, 1199 SEIU      None
Trustee                   (Advisory Trustee from     Funds (healthcare workers union
                          2014 - 2017) Serves until  pension funds) (2001 - present); Vice
                          a successor trustee is     President - International Investments
                          elected or earlier         Group, American International Group,
                          retirement or removal.     Inc. (insurance company) (1993 -
                                                     2001); Vice President - Corporate
                                                     Finance and Treasury Group, Citibank,
                                                     N.A. (1980 - 1986 and 1990 - 1993);
                                                     Vice President - Asset/Liability
                                                     Management Group, Federal Farm
                                                     Funding Corporation (government-
                                                     sponsored issuer of debt securities)
                                                     (1988 - 1990); Mortgage Strategies
                                                     Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988);
                                                     and Mortgage Strategies Group, Drexel
                                                     Burnham Lambert, Ltd. (investment
                                                     bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

122 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Name, Age and Position    Term of Office and                                                  Other Directorships
Held With the Fund        Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)  Trustee since 1999.        President and Chief Executive            Director of New America High Income
Trustee                   Serves until a successor   Officer, Metric Financial Inc.           Fund, Inc. (closed-end investment
                          trustee is elected or      (formerly known as Newbury Piret         company) (2004 - present); and Member,
                          earlier retirement         Company) (investment banking firm)       Board of Governors, Investment Company
                          or removal.                (1981 - present)                         Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)    Trustee since 2014.        Consultant (investment company           None
Trustee                   Serves until a successor   services) (2012 - present); Executive
                          trustee is elected or      Vice President, BNY Mellon (financial
                          earlier retirement         and investment company services)
                          or removal.                (1969 - 2012); Director, BNY
                                                     International Financing Corp.
                                                     (financial services) (2002 - 2012);
                                                     Director, Mellon Overseas Investment
                                                     Corp. (financial services) (2009 -
                                                     2012); Director, Financial Models
                                                     (technology) (2005-2007); Director,
                                                     BNY Hamilton Funds, Ireland (offshore
                                                     investment companies) (2004-2007);
                                                     Chairman/Director, AIB/BNY Securities
                                                     Services, Ltd., Ireland (financial
                                                     services) (1999-2006); and Chairman,
                                                     BNY Alternative Investment Services,
                                                     Inc. (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 123

Interested Trustees

Name, Age and Position    Term of Office and                                                  Other Directorships
Held With the Fund        Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*       Trustee since 2017.        Director, CEO and President of Amundi    None
Trustee, President and    Serves until a successor   Pioneer Asset Management USA, Inc.
Chief Executive Officer   trustee is elected or      (since September 2014); Director, CEO
                          earlier retirement         and President of Amundi Pioneer Asset
                          or removal                 Management, Inc. (since September
                                                     2014); Director, CEO and President of
                                                     Amundi Pioneer Distributor, Inc.
                                                     (since September 2014); Director, CEO
                                                     and President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since September 2014); Chair, Amundi
                                                     Pioneer Asset Management USA, Inc.,
                                                     Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset
                                                     Management, Inc. (September 2014 -
                                                     2018); Managing Director, Morgan
                                                     Stanley Investment Management (2010 -
                                                     2013); Director of Institutional
                                                     Business, CEO of International, Eaton
                                                     Vance Management (2005 - 2010);
                                                     and Director of Amundi USA, Inc.
                                                     (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*   Trustee since 2014.        Director and Executive Vice President    None
Trustee                   Serves until a successor   (since 2008) and Chief Investment
                          trustee is elected or      Officer, U.S. (since 2010) of Amundi
                          earlier retirement         Pioneer Asset Management USA, Inc.;
                          or removal                 Director and Executive Vice President
                                                     and Chief Investment Officer, U.S. of
                                                     Amundi Pioneer (since 2008);
                                                     Executive Vice President and Chief
                                                     Investment Officer, U.S. of Amundi
                                                     Pioneer Institutional Asset
                                                     Management, Inc. (since 2009);
                                                     Portfolio Manager of Amundi Pioneer
                                                     (since 1999); and Director of Amundi
                                                     USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

124 Pioneer Strategic Income Fund | Annual Report | 9/30/19

Fund Officers

Name, Age and Position    Term of Office and                                                  Other Directorships
Held With the Fund        Length of Service          Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.            Since 2010. Serves         Vice President and Associate General     None
Kelley (54)               at the discretion          Counsel of Amundi Pioneer since
Secretary and Chief       of the Board               January 2008; Secretary and Chief
Legal Officer                                        Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds
                                                     from September 2003 to May 2010;
                                                     and Vice President and Senior Counsel
                                                     of Amundi Pioneer from July 2002 to
                                                     December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)    Since 2010. Serves         Fund Governance Director of Amundi       None
Assistant Secretary       at the discretion          Pioneer since December 2006 and
                          of the Board               Assistant Secretary of all the
                                                     Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi
                                                     Pioneer from December 2003 to
                                                     November 2006; and Senior Paralegal
                                                     of Amundi Pioneer from January 2000
                                                     to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)         Since 2010. Serves         Senior Counsel of Amundi Pioneer         None
Assistant Secretary       at the discretion          since May 2013 and Assistant
                          of the Board               Secretary of all the Pioneer Funds
                                                     since June 2010; and Counsel of
                                                     Amundi Pioneer from June 2007 to
                                                     May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves         Vice President - Fund Treasury of        None
Treasurer and Chief       at the discretion          Amundi Pioneer; Treasurer of all of
Financial and Accounting  of the Board               the Pioneer Funds since March 2008;
Officer                                              Deputy Treasurer of Amundi Pioneer
                                                     from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to
                                                     February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)     Since 2000. Serves         Director - Fund Treasury of Amundi       None
Assistant Treasurer       at the discretion          Pioneer; and Assistant Treasurer of
                          of the Board               all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)        Since 2002. Serves         Senior Manager - Fund Treasury of        None
Assistant Treasurer       at the discretion          Amundi Pioneer; and Assistant
                          of the Board               Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 125

Fund Officers (continued)

Name, Age and Position    Term of Office and                                                  Other Directorships
Held With the Fund        Length of Service          Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves         Managing Director, Chief Compliance      None
Chief Compliance Officer  at the discretion          Officer of Amundi Pioneer Asset
                          of the Board               Management; Amundi Pioneer
                                                     Institutional Asset Management, Inc.;
                                                     and the Pioneer Funds since September
                                                     2018; and Chief Compliance Officer of
                                                     Amundi Pioneer Distributor, Inc.
                                                     since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)      Since 2006. Serves         Vice President - Amundi Pioneer Asset    None
Anti-Money                at the discretion          Management; and Anti-Money Laundering
Laundering Officer        of the Board               Officer of all the Pioneer Funds
                                                     since 2006
------------------------------------------------------------------------------------------------------------------------------------

126 Pioneer Strategic Income Fund | Annual Report | 9/30/19

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                          This page is for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 127

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                     Pioneer Strategic Income Fund | Annual Report | 9/30/19 129

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                          This page is for your notes.

          Pioneer Strategic Income Fund | Annual Report | 9/30/19 131

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                          This page is for your notes.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19437-13-1119




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $89,000 payable to Ernst & Young LLP for the year ended
September 30, 2019 and $89,000
for the year ended September 30, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Trust were $10,115
payable to Ernst & Young LLP for the year ended
September 30, 2019 and $10,115
for the year ended September 30, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Strategic Income Fund:
Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended September 30 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended
September 30, 2019 and $10,115 for the year ended September 30, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XIV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 5, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 5, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 5, 2019

* Print the name and title of each signing officer under his or her signature.